As filed with the Securities and Exchange Commission on April 12, 2013

Securities Act File No. 333-111662

Investment Company Act File No. 811-21482

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

PRE-EFFECTIVE AMENDMENT NO.	☐

POST-EFFECTIVE AMENDMENT NO. 39	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

AMENDMENT NO. 39

(Check appropriate box or boxes)

SunAmerica Specialty Series

(Exact Name of Registrant as Specified in Charter)

Harborside Financial Center

3200 Plaza 5

Jersey City, NJ 07311-4992

(Address of Principal Executive Office) (Zip Code)

Registrant’s telephone number, including area code: (800) 858-8850

Gregory N. Bressler, Esq.

Senior Vice President and General Counsel

SunAmerica Asset Management Corp.

Harborside Financial Center

3200 Plaza 5

Jersey City, NJ 07311-4992

(Name and Address for Agent for Service)

With copies to: Margery K. Neale, Esq. Willkie Farr & Gallagher, LLP 787 Seventh Avenue New York, NY 10019-6099

Approximate Date of Proposed Public Offering:  As soon as practical after this Registration Statement becomes effective.

It is proposed that this filing will become effective (check appropriate box)

☐            immediately upon filing pursuant to paragraph (b)

☐            on (date) pursuant to paragraph (b)

☐            60 days after filing pursuant to paragraph (a)(1)

☐            on (date) pursuant to paragraph (a)(1)

☒          75 days after filing pursuant to paragraph (a)(2)

☐            on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐            This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

SunAmerica
Income Explorer Fund

Prospectus

2013

www.safunds.com

THIS IS A PRIVACY STATEMENT AND NOT PART OF THE PROSPECTUS.

Privacy Statement

SunAmerica collects nonpublic personal information about you from the following sources:

• Information we receive from you on applications or other forms; and

• Information about your SunAmerica mutual funds transactions with us or others, including your financial adviser.

SunAmerica will not disclose any nonpublic personal information about you or your account(s) to anyone unless one of the following conditions is met:

• SunAmerica receives your prior written consent;

• SunAmerica believes the recipient is your authorized representative;

• SunAmerica is permitted by law to disclose the information to the recipient in order to service your account(s); or

• SunAmerica is required by law to disclose information to the recipient.

If you decide to close your account(s) or become an inactive customer, SunAmerica will adhere to the privacy policies and practices as described in this notice.

SunAmerica restricts access to your personal and account information to those employees who need to know that information to provide products or services to you. We maintain physical, electronic, and procedural safeguards to guard your nonpublic personal information.

June __, 2013  PROSPECTUS

SUBJECT TO COMPLETION,
APRIL 12, 2013

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUNAMERICA SPECIALTY SERIES

SunAmerica Income Explorer Fund

Class	Ticker Symbols
A Shares	[ ]
C Shares	[ ]
W Shares	[ ]

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Table of Contents

FUND HIGHLIGHTS	2
IMPORTANT ADDITIONAL INFORMATION	8
SHAREHOLDER ACCOUNT INFORMATION	9
MORE INFORMATION ABOUT THE FUND	21
Investment Strategies and Techniques	21
Additional Information About the Fund's Risks	23
Glossary	31
Investment and Other Terminology	31
Risk Terminology	34
FUND MANAGEMENT	37
FINANCIAL HIGHLIGHTS	39

Fund Highlights

INVESTMENT OBJECTIVE

The SunAmerica Income Explorer Fund (the "Fund") seeks high current income with a secondary objective of capital appreciation.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the SunAmerica fund complex. More information about these and other discounts is available from your financial professional and in the "Shareholder Account Information-Sales Charge Reductions and Waivers" section on page [ ] of the Fund's Prospectus and in the "Additional Information Regarding Purchase of Shares" section on page [ ] of the Fund's statement of additional information ("SAI").

	Class A	Class C	Class W
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the amount redeemed or original purchase cost)(1)	None	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	0.35%	1.00%	None
Other Expenses(2)	0.40%	0.42%	0.61%
Acquired Fund Fees and Expenses(2)	0.50%	0.50%	0.50%
Total Annual Fund Operating Expenses Before Fee Waiver and/or Expense Reimbursement	2.25%	2.92%	2.11%
Fee Waiver and/or Expense Reimbursement(3)(4)	0.03%	0.05%	0.09%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(3)(4)(5)	2.22%	2.87%	2.02%

(1)  Purchases of Class A shares of $1 million or more will be subject to a contingent deferred sales charge (CDSC) on redemptions made within two years of purchase. The CDSC on Class C shares applies only if shares are redeemed within twelve months of their purchase. See pages [ ] of the Prospectus for more information about the CDSCs.

(2)  Other Expenses and Acquired Fund Fees and Expenses are estimated for the current fiscal year because the Fund had not commenced operations as of the date of this Prospectus.

(3)  Pursuant to an Expense Limitation Agreement, SunAmerica Asset Management Corporation ("SunAmerica" or the "Adviser") is contractually obligated to waive its fees and/or reimburse expenses to the extent that the Total Annual Fund Operating Expenses exceed 1.72% for Class A shares, 2.37% for Class C shares and 1.52% for Class W shares. This fee waiver and expense reimbursement will continue in effect indefinitely, unless terminated by the Board of Trustees, including a majority of the Independent Trustees. For purposes of the Expense Limitation Agreement, "Total Annual Fund Operating Expenses" shall not include extraordinary expenses, as determined under generally accepted accounting principles, or Acquired Fund Fees and Expenses.

(4)  Any waivers and/or reimbursements made by SunAmerica are subject to recoupment from the Fund within two years after the occurrence of the waiver and/or reimbursement, provided that the Fund is able to effect such payment to SunAmerica and remain in compliance with the expense cap in effect at the time the waivers and/or reimbursements occurred.

(5)  The Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement shown in the table above exceed the contractual expense limitations shown in footnote 3 because they include Acquired Fund Fees and Expenses, whereas the contractual expense limitations are based on operating expenses and do not include Acquired Fund Fees and Expenses.

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EXAMPLE:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years
SunAmerica Income Explorer Fund
Class A Shares	$787	$1,229
Class C Shares	$390	$889
Class W Shares	$205	$634

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years
SunAmerica Income Explorer Fund
Class A Shares	$787	$1,229
Class C Shares	$290	$889
Class W Shares	$205	$634

PORTFOLIO TURNOVER:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. The Fund has not commenced operations as of the date of this Prospectus.

PRINCIPAL INVESTMENT STRATEGIES AND TECHNIQUES OF THE FUND

The Fund seeks to achieve its investment objective primarily by strategically allocating its assets among a preferred securities strategy, closed-end fund strategy and global dividend equity strategy. Through this combination of investments, the Fund expects to gain exposure to a broad range of income-producing investments, including both fixed income and equity securities.

SunAmerica, the Fund's investment adviser, is responsible for determining the allocation among the different portions (or "sleeves") of the Fund, each of which is managed by either SunAmerica or Cohen & Steers Capital Management, Inc. ("Cohen & Steers" or the "Subadviser"), the Fund's subadviser. Cohen & Steers manages the preferred securities and closed-end fund portions of the Fund and SunAmerica manages the global equity dividend strategy.

When allocating investments across the different sleeves, SunAmerica selects the allocation that it believes is best designed at any given time to provide exposure to high income-producing investments and as such, allocations to the different portions of the Fund may fluctuate depending on market conditions and other factors. The managers of the preferred and closed-end fund sleeves also have significant flexibility in selecting investments for the portion of the Fund that they manage, which allows the Fund to provide exposure to a variety of sectors and income-producing strategies within these sleeves. The manager of the global dividend equity sleeve employs a "buy and hold" strategy whereby the Fund invests in high dividend yielding equity securities that are selected from a broad-based global market index.

The principal investment strategies and principal investment techniques of the Fund may be changed without shareholder approval.

Preferred Securities Strategy ("Preferred Sleeve"). The principal investment technique of the Preferred Sleeve is to invest in a diversified portfolio of preferred securities issued by U.S. and foreign companies, including traditional preferred securities, hybrid preferred securities and floating rate preferred securities. The Preferred Sleeve may invest in both investment grade and below investment grade securities.

The Preferred Sleeve expects to invest a substantial portion of its assets in the financials services sector, which is comprised of the banking, brokerage and insurance industries. The Preferred Sleeve may also invest in other sectors or industries, including but not limited to real estate (including real estate investment trusts or "REITs"), energy, industrials, utilities, pipelines, health care and telecommunications. The Subadviser retains broad discretion to allocate the Preferred Sleeve's investments across various sectors and industries.

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Fund Highlights

Closed-End Fund Strategy ("Closed-End Fund Sleeve"). The principal investment technique of the Closed-End Fund Sleeve is to invest in the common stock of closed-end management investment companies ("Closed-End Funds") selected by Cohen & Steers that invest significantly in fixed income securities, although the Closed-End Fund Sleeve may also invest in Closed-End Funds that invest in equity and other income-producing securities. The types of securities held by the Closed-End Funds may include, but are not limited to, convertible securities, emerging market debt securities, government securities, high yield securities, investment grade securities, mortgage securities, preferred securities, senior loan securities, taxable municipal securities and equity securities, and the Closed-End Funds may seek to obtain exposure to income-producing securities through a variety of different investment strategies, such as global income strategies, limited duration strategies, multi-sector strategies and other income-oriented strategies. Shares of Closed-End Funds in which the Fund invests will be traded on a listed exchange or in the over-the-counter market. Cohen & Steers employs a research-driven investment process for selecting Closed-End Funds that is intended to produce a portfolio focused on high current income that is allocated across multiple sectors, strategies and managers and that is consistent with the Fund's overall investment objectives.

Global Dividend Equity Strategy ("Global Dividend Sleeve"). The principal investment technique of the Global Dividend Sleeve is to employ a "buy and hold" strategy with approximately 50 high dividend yielding equity securities selected annually from the Morgan Stanley Capital International All Country World Index ("MSCI ACWI Index"). It is expected that the Global Dividend Sleeve will invest primarily in common stocks, and to a lesser extent, preferred stocks, and may invest in companies of any size. The Global Dividend Sleeve is not limited in the amount it may invest in any one country, and its investments may include securities of emerging markets.

The Global Dividend Sleeve employs in part a value-oriented philosophy in conjunction with its selection of high dividend yielding equity securities. The selection criteria used by SunAmerica to identify high dividend yielding equity securities from the MSCI ACWI Index will generally include dividend yield as well as a combination of factors that relate to profitability and valuation. While the securities selection process will take place on an annual basis, the portfolio managers may, from time to time, substitute certain securities for those selected for the Global Dividend Sleeve or reduce the position size of a portfolio security in between the annual rebalancings under certain limited circumstances. These circumstances will generally include where a security held by the Global Dividend Sleeve no longer meets the dividend yield criteria or when the value of a security becomes a disproportionately large percentage of the Global Dividend Sleeve's holdings, in the discretion of the portfolio managers.

The Global Dividend Sleeve will be evaluated and adjusted at the discretion of the portfolio managers on an annual basis. The annual consideration of the securities that meet the selection criteria will take place on or about July 1, with the first annual consideration following the initial selection to occur on or about July 1, 2014. Immediately after the Fund buys and sells securities in connection with the Global Dividend Sleeve's annual rebalancing, the sleeve will hold approximately an equal value of each of the 50 securities. Stated differently, the Fund will invest about 1/50th of the Global Dividend Sleeve's assets in each of the securities that make up its portfolio. Thereafter, when an investor purchases shares of the Fund, with respect to the amount allocated to the Global Dividend Sleeve, SunAmerica will generally invest additional funds in the pre-selected securities based on each security's respective percentage of the sleeve's assets at the time.

The Global Dividend Sleeve employs a strategy to hold securities between its annual rebalancings, even if there are adverse developments concerning a particular security, an industry, the economy or the stock market generally. Due to changes in the market value of the securities held by the Global Dividend Sleeve, it is likely that the weighting of the stocks in its portfolio will fluctuate throughout the course of the year.

PRINCIPAL RISKS OF INVESTING IN THE FUND

There can be no assurance that the Fund's investment objectives will be met or that the net return on an investment in the Fund will exceed what could have been obtained through other investment or savings vehicles. Shares of the Fund are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Fund will be able to achieve its investment objectives. If the value of the assets of the Fund goes down, you could lose money.

The principal risks of the Fund, which include risks associated with the types of Closed-End Funds in which the Fund will generally invest, are:

Preferred Securities Risk. Preferred securities are subject to bond market volatility risk, credit risk and interest rate fluctuation risk. In addition, preferred securities are subordinated to other securities in the issuer's capital structure and are subject to the risk that the issuer will fail to make dividends or other distributions on the preferred securities when due because other claims on the issuer's assets take priority. Certain preferred securities are heavily dependent on the profitability of the issuer rather than on any legal claims

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to specific assets or cash flows. Preferred securities may be less liquid than many other types of securities or may be subject to the risk of being redeemed prior to their scheduled date.

Regulatory Risk. Regulatory changes affecting the issuers of certain preferred securities may adversely affect their performance. The potential impact of these new regulations on preferred securities is unclear at this time. Such regulatory changes may increase issuers' incentives to call or redeem a security prior to a specified date. Furthermore, from time to time, preferred securities have been, and may in the future be, offered having features other than those described in this Prospectus.

Bond Market Volatility Risk. The bond markets as a whole could go up or down (sometimes dramatically). This could affect the value of the fixed income investments in the Fund's portfolio.

Interest Rate Fluctuation Risk. Interest rates and bond prices typically move inversely to each other. Thus, as interest rates rise, the prices of debt securities typically fall and as interest rates fall, the prices of such securities typically rise. Longer-term and lower coupon debt securities tend to be more sensitive to changes in interest rates.

Credit Risk. The Fund invests in fixed income or preferred securities with various credit ratings. The creditworthiness of the issuer is always a factor in analyzing fixed income securities. An issuer with a lower credit rating will be more likely than a higher-rated issuer to default or otherwise become unable to honor its financial obligations.

The Fund may invest in "high yield" (or "junk") securities, which are considered speculative. High yield securities carry a substantial risk of default or they may already be in default. The market price for such securities may fluctuate more than higher-quality securities and may decline significantly. In addition, it may be more difficult for the Fund or a Closed-End Fund to dispose of junk securities or to determine their value. Junk securities may contain redemption or call provisions that, if exercised during a period of declining interest rates, may force the Fund or a Closed-End Fund to replace the security with a lower yielding security, which would decrease the return of the Fund.

Financial Services Risk. The Preferred Sleeve expects to invest a substantial portion of its investments in the financial services sector, including the banking, brokerage and insurance industries. As a result, events affecting issuers in the financial services sector may cause the Fund's share value to fluctuate. Economic downturns, credit losses and severe price competition can negatively affect this industry. The profitability of financial services companies is dependent on the availability and cost of capital and can fluctuate significantly when interest rates change. Financial services companies are also subject to extensive government regulation.

Closed-End Fund Risk. The Fund's investments in Closed-End Funds generally reflect the risks of the underlying securities they hold. The Fund will indirectly bear its proportionate share of the management and other expenses that are charged by the Closed-End Funds in addition to the expenses paid by the Fund. In addition, shares of Closed-End Funds are subject to a number of risks which are related directly to their structure. First, shares of Closed-End Funds frequently trade at a discount from their net asset value, which is a risk separate and distinct from the risk that the Fund's net asset value could decrease as a result of its investment activities. Second, many Closed-End Funds include leverage in their capital structure as a part of a strategy designed to enhance the level of income and capital appreciation to their shareholders. The presence of leverage in the Closed-End Fund structure introduces both increased volatility of net asset value, and the potential for greater variability in the dividends paid by the Closed-End Funds, as the cost of borrowings often changes up or down with the general level of interest rates.

Exchange-Traded Fund Risk. The Fund may invest directly and through the Closed-End Funds in ETFs. Most ETFs are investment companies whose shares are purchased and sold on a securities exchange. An ETF represents a portfolio of securities designed to track a particular market segment or index. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. In addition, an ETF may fail to accurately track the market segment or index that underlies its investment objective. The price of an ETF can fluctuate, and the Fund could lose money investing in an ETF.

Leveraged ETF Risk. ETFs in which the Closed-End Funds invest may borrow money for investment purposes, a practice commonly referred to as "leveraging." An ETF may also seek to employ leverage through the use of derivatives, such as futures, options or swaps. The use of leverage by ETFs is limited by law and regulation. Nevertheless, the use of leverage by the ETFs may increase exposure to fluctuations in the prices of the leveraged ETF's assets, thereby making any change in the leveraged ETF's net asset value greater than without the use of leverage. Leverage could result in increased volatility of returns. Additionally, the interest and additional costs that the leveraged ETF pays to borrow money or engage in derivative transactions could reduce or eliminate the leveraged ETF's net investment profits. A leveraged ETF will also be expected to comply with asset coverage requirements which could force the leveraged ETF to sell certain portfolio holdings or reduce its derivatives positions at a time which may be disadvantageous to the leveraged ETF.

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Fund Highlights

Real Estate Securities Risk. The Fund may invest directly and through the Closed-End Funds in real estate securities, including REITs. Real estate securities are subject to the risk that property values may fall due to increasing vacancies or declining rents. The price of real estate securities also may decline because of the failure of borrowers to pay their loans and poor management. Many real estate companies utilize leverage, which increases investment risk and could adversely affect a company's operations and market value in periods of rising interest rates, as well as risks normally associated with debt financing. Income and real estate values also may be adversely affected by such factors as applicable laws, interest rate levels and the availability of financing.

Mortgage-Related Securities Risk. The risks associated with mortgage-related securities include: (1) credit risk associated with the performance of the underlying mortgage properties and of the borrowers owning these properties; (2) adverse changes in economic conditions and circumstances, which are more likely to have an adverse impact on mortgage-related securities secured by loans on certain types of commercial properties than on those secured by loans on residential properties; (3) prepayment risk, which can lead to significant fluctuations in value of the mortgage-related security; (4) loss of all or part of the premium, if any, paid; and (5) decline in the market value of the security, whether resulting from changes in interest rates or prepayments on the underlying mortgage collateral.

Senior Loans Risk. The Fund may invest directly and through the Closed-End Funds in senior secured floating rate loans and other secured floating rate debt obligations. Borrowers under these loans are more likely to default on their payments of interest and principal owed to the Fund than issuers of investment grade bonds, and such defaults could reduce the Fund's net asset value and income distributions. Such loans are subject to greater credit risks, including the possibility of a default or bankruptcy of the borrower. An economic downturn generally leads to a higher non-payment rate, and a debt obligation may lose significant value before a default occurs. Moreover, the specific collateral used to secure a loan may decline in value or become illiquid, which would adversely affect the loan's value. No active trading market may exist for many loans, which may impair the ability of the Fund to realize full value in the event of the need to liquidate such assets. Adverse market conditions may impair the liquidity of some actively traded loans. In addition, loans may have contractual restrictions on resale, which can delay the sale and adversely impact the sales price.

Inflation-Indexed Securities Risk. The Fund may invest in inflation-indexed securities directly and through the Closed-End Funds. The value of inflation-indexed securities generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. If inflation is lower than expected during the period the Fund or a Closed-End Fund holds an inflation-indexed security, the Fund may earn less on the security than on a conventional bond. If real interest rates rise (i.e., if interest rates rise for reasons other than inflation), the value of inflation-indexed securities held by the Fund or a Closed-End Fund will decline. Inflation-indexed securities are tied to indexes that are calculated based on rates of inflation for prior periods. There can be no assurance that such indexes will accurately measure the actual rate of inflation in the prices of goods and services.

Master Limited Partnerships Risk. Certain Closed-End Funds may purchase securities issued by Master Limited Partnerships ("MLPs"). The risks of investing in MLPs are generally those inherent in investing in a partnership as opposed to a corporation. There may be less protections afforded investors in an MLP than investors in a corporation. Additional risks are those associated with the specific industry or industries in which the partnership invests.

Market Volatility and Securities Selection Risk. The Fund invests significantly in equity securities. As with any fund that invests in equity securities, the value of your investment in the Fund may fluctuate in response to stock market movements. You should be aware that the performance of "value" stocks and "growth" stocks may rise or decline under varying market conditions — for example, "value" stocks may perform well under circumstances in which "growth" stocks in general have fallen. When investing in value stocks that are believed to be undervalued in the market, there is a risk that the market may not recognize a security's intrinsic value for a long period of time, or that a security judged to be undervalued may actually be appropriately priced. In addition, individual securities selected for the Fund may underperform the market generally.

Disciplined Strategy Risk. The Global Dividend Sleeve will not deviate from its strategy (except to the extent necessary to comply with federal tax laws or other applicable laws). If the Global Dividend Sleeve is committed to a strategy that is unsuccessful, the Fund will not meet its investment goal. Because the Global Dividend Sleeve generally will not use certain hedging techniques available to the Preferred and Closed-End Fund Sleeves to reduce stock market exposure, this portion of the Fund may be more susceptible to general market declines than other sleeves.

International Investing Risk. The Fund may invest in foreign securities directly and through the Closed-End Funds. When investing internationally, the value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility. In addition, foreign securities may not be as liquid as domestic securities and are subject to settlement practices and regulatory and financial reporting standards that differ from those in the U.S. Volatility in a single country or region in which the Fund or a Closed-End Fund invests a significant portion of its assets may affect performance.

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In addition, the markets of emerging market countries are typically more volatile and potentially less liquid than more developed markets. Emerging market countries may have relatively unstable governments and may present the risk of nationalization of businesses, expropriation, confiscatory taxation or, in certain instances, reversion to closed market, centrally planned economies.

Emerging Markets Securities Risk. Securities of companies in emerging markets may be more volatile than those of companies in more developed markets. Emerging market countries may have relatively unstable governments and may present the risk of nationalization of business, expropriation, confiscatory taxation or, in certain instances, reversion to closed market, centrally planned economies.

Small and Medium Sized Companies Risk. Securities of small and medium sized companies are usually more volatile and entail greater risks than securities of large companies.

Active Trading Risk. As part of the Fund's principal investment techniques, the Fund may engage in active trading of its portfolio securities. Because the Fund may sell a security without regard to how long it has held the security, active trading may have tax consequences for certain shareholders, involving a possible increase in short-term capital gains or losses. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund and which will affect the Fund's performance. During periods of increased market volatility, active trading may be more pronounced.

Recent Market Events Risk. The equity and debt capital markets in the United States and internationally have experienced unprecedented volatility. The financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities. Credit has become more scarce worldwide and there has been significant uncertainty in the markets. This environment could make identifying investment risks and opportunities especially difficult for the Adviser and the Subadviser. These market conditions may continue or get worse. In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. The withdrawal of this support, failure of efforts to respond to the crisis, or investor perception that such efforts are not succeeding could also negatively affect financial markets generally. In addition, policy and legislative changes in the United States and in other countries are changing many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

PERFORMANCE INFORMATION

The Fund has not been in operation for a full calendar year. As a result, no performance information is available.

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Important Additional Information

INVESTMENT MANAGER AND SUBADVISER

The Fund's investment manager is SunAmerica Asset Management Corp. ("SunAmerica" or the "Adviser") and the Fund's subadviser is Cohen & Steers Capital Management, Inc. ("Cohen & Steers" or the "Subadviser").

PORTFOLIO MANAGERS

Name	Portfolio Manager of the Preferred Sleeve Since	Title
William F. Scapell	2013	Senior Vice President and Portfolio Manager at Cohen & Steers
Name	Portfolio Manager of the Closed-End Fund Sleeve Since	Title
Douglas R. Bond	2013	Executive Vice President and Portfolio Manager at Cohen & Steers
Name	Portfolio Manager of the Global Dividend Sleeve Since	Title
Brendan Voege, CFA	2013	Senior Vice President and Portfolio Manager at SunAmerica
Timothy Campion	2013	Vice President and Portfolio Manager at SunAmerica

PURCHASE AND SALE OF FUND SHARES

The Fund's initial investment minimums generally are as follows:

Minimum Initial Investment	Class A and Class C Shares • non-retirement account: $500 • retirement account: $250 • dollar cost averaging: $500 to open; you must invest at least $25 a month	Class W Shares • $50,000
Minimum Subsequent Investment	• non-retirement account: $100 • retirement account: $25	N/A

You may purchase or sell shares of the Fund each day the New York Stock Exchange is open. You should contact your broker, financial advisor or financial institution, or, if you hold your shares through the Fund, you should contact the Fund by phone at 800-858-8850, by regular mail (SunAmerica Mutual Funds c/o BFDS, PO Box 219186, Kansas City, MO 64121-9186), by express, certified and registered mail (SunAmerica Mutual Funds c/o BFDS, 330 West 9th Street, Kansas City, MO 64105-1514), or by the Internet at www.safunds.com.

TAX INFORMATION

The Fund's dividends and distributions are subject to federal income taxes and will be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a retirement plan, in which case you may be subject to federal income tax upon withdrawal from such tax-deferred arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

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Shareholder Account Information

SELECTING A SHARE CLASS

The Fund offers three classes of shares through this Prospectus: Class A, Class C and Class W shares. Each class of shares has its own cost structure or requirements, so you can choose the one best suited to your investment needs. Your broker or financial adviser can help you determine which class is right for you.

Class A • Front-end sales charges, as described below. There are several ways to reduce these charges, also described below. • Lower annual expenses than Class C shares.	Class C • No front-end sales charges. • Higher annual expenses than Class A shares. • Deferred sales charge on shares you sell within twelve months of purchase, as described below.	Class W
• Offered exclusively through advisory fee-based programs sponsored by certain financial intermediaries, such as brokerage firms, investment advisers, financial planners, third-party administrators, insurance companies, and any other institutions having a selling, administration or any similar agreement with the Fund, whose use of Class W shares will depend on the structure of the particular advisory fee-based program.
• No sales charges.
• Lower annual expenses than Class A or C shares.

CALCULATION OF SALES CHARGES

Class A. Sales charges are as follows:	Sales Charges		Concession to Dealers
Your Investment	% of Offering Price	% of Net Amount Invested	% of Offering Price
Less than $50,000	5.75%	6.10%	5.00%
$50,000 but less than $100,000	4.75%	4.99%	4.00%
$100,000 but less than $250,000	3.75%	3.90%	3.00%
$250,000 but less than $500,000	3.00%	3.09%	2.50%
$500,000 but less than $1,000,000	2.00%	2.04%	1.75%
$1,000,000 or more*	None	None	1.00%

*  Purchases of $1,000,000 or more are subject to a concession to dealers of up to 1.00%

Investments of $1 million or more: Class A shares are offered with no front-end sales charge with respect to investments of $1 million or more. However, a 1% CDSC is imposed on shares you sell within one year of purchase and a 0.50% CDSC is charged on shares you sell after the first year and within the second year after purchase.

Class C. Shares are offered at their net asset value per share, without any front-end sales charge. However, there is a CDSC of 1% on shares you sell within 12 months after purchase.

Determination of CDSC: Each CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. There is no CDSC on shares you purchase through reinvestment of dividends. To keep your CDSC as low as possible, each time you place a request to sell shares, we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these shares available, we will sell shares that have the lowest CDSC.

For purposes of the CDSC, we count all purchases made during a calendar month as having been made on the FIRST day of that month.

9

Shareholder Account Information

SALES CHARGE REDUCTIONS AND WAIVERS

To receive a waiver or reduction in sales charges under the programs described below, the shareholder must notify the Fund's transfer agent (the "Transfer Agent") (or the financial intermediary through which shares are being purchased) at the time of purchase or notify the Transfer Agent at the time of redeeming shares for those reductions or waivers that apply to CDSCs. Such notification must be provided in writing by the shareholder (or other financial intermediary through which shares are being purchased). In addition, a shareholder must provide certain information and records to the Fund as described on page [ ] under "Information and Records to be Provided to Fund."

Reduction in Sales Charges for Certain Investors of Class A shares. Various individuals and institutions may be eligible to purchase Class A shares at reduced sales charge rates under the programs described below. The Fund reserves the right to modify or to cease offering these programs at any time without prior notice.

•  Rights of Accumulation. A purchaser of Fund shares may qualify for a reduced sales charge by combining a current purchase (or combined purchases as described below) with shares previously purchased and still owned, provided the cumulative value of such shares (valued at cost or current net asset value, whichever is higher), amounts to $50,000 or more. In determining the value of shares previously purchased, the calculation will include, in addition to other Class A shares of the particular fund that were previously purchased, shares of the other classes of the same fund, as well as shares of any class of any other fund or of any of the other funds advised by SunAmerica, as long as such shares were sold with a sales charge at the time of purchase or acquired in exchange for shares purchased with a sales charge.

•  Letter of Intent. A reduction of sales charges is also available to an investor who, pursuant to a written Letter of Intent, establishes a total investment goal in Class A shares of one or more eligible funds to be achieved through any number of investments over a thirteen-month period of $50,000 or more. Each investment in such Funds made during the period will be subject to a reduced sales charge applicable to the goal amount. The initial purchase must be at least 5% of the stated investment goal and shares totaling 5% of the dollar amount of the Letter of Intent will be held in escrow by the Transfer Agent, in the name of the investor.

•  Combined Purchases. In order to take advantage of reductions in sales charges that may be available to you when you purchase Fund shares, you must inform the Transfer Agent if you have entered into a Letter of Intent or right of accumulation and if there are other accounts in which there are holdings eligible to be aggregated with your purchase. To receive a reduced front-end sales charge, you or your financial intermediary must inform the Fund, at the time of your purchase of Fund shares, that you believe you qualify for a discount. If you purchased shares through a financial intermediary, you may need to provide certain records, such as account statements for accounts held by family members or accounts you hold at another broker-dealer or financial intermediary, in order to verify your eligibility for reduced sales charges.

Waivers for Certain Investors for Class A shares. The following individuals and institutions may purchase Class A shares without front-end sales charges. The Fund reserves the right to modify or to cease offering these programs at any time.

•  Financial planners, institutions, broker-dealer representatives or registered investment advisers utilizing fund shares in fee-based investment products under an agreement with SunAmerica Capital Services, Inc. ("SACS" or the "Distributor"). The financial planner, financial institution or broker-dealer must have a supplemental selling agreement and charge its client(s) an advisory fee based on the assets under management on an annual basis.

•  Participants in certain employer-sponsored benefit plans. The front-end sales charge is waived with respect to shares purchased by employer-sponsored retirement plans whether or not subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), that offer the Fund as an investment vehicle, where the trustee, fiduciary or administrator has entered into an agreement with the Distributor, the Fund or its agents with respect to such purchases, and where the trustee, fiduciary or administrator performs participant recordkeeping or other administrative services.

•  Fund Trustees and other individuals and their families who are affiliated with SunAmerica or any fund distributed by the Distributor.

•  Registered management investment companies that are advised by SunAmerica.

•  Selling brokers and their employees and sales representatives and their families.

10

Waivers for Certain Investors for Class C shares. Under the following circumstances, the CDSC may be waived on redemption of Class C shares. The Fund reserves the right to modify or cease offering these programs at any time without prior notice.

•  Within one year of the shareholder's death or becoming legally disabled (individually and spousal joint tenancy accounts only).

•  Taxable distributions to participants made by qualified retirement plans or retirement accounts (not including rollovers) for which SunAmerica Fund Services, Inc. ("SAFS") serves as fiduciary and in which the plan participant or account holder has attained the age of 59 1/2 at the time the redemption is made.

•  To make payments through the Systematic Withdrawal Plan (subject to certain conditions).

•  Eligible participant distributions from employer-sponsored retirement plans that meet the eligibility criteria set forth above under "Waivers For Certain Investors for Class A Shares," such as distributions due to death, disability, financial hardship, loans, retirement and termination of employment, or any return of excess contributions.

•  Involuntary redemptions (e.g., closing of small accounts described under Shareholder Account Information).

Other Sales Charge Arrangements and Waivers. The Fund and SACS offer other opportunities to purchase shares without sales charges under the programs described below. The Fund reserves the right to modify or cease offering these programs at any time without prior notice.

•  Dividend Reinvestment. Dividends and/or capital gains distributions received by a shareholder from the Fund will automatically be reinvested in additional shares of the Fund and share class without sales charge, at the net asset value per share in effect on the payable date. Alternatively, dividends and distributions may be reinvested in any retail fund distributed by SACS. Or, you may receive amounts in excess of $10.00 in cash if you elect in writing not less than five business days prior to the payment date. You will need to complete the relevant part of the Account Application to elect one of these other options.

•  Exchange of Shares. Shares of the Fund may be exchanged for the same class of shares of one or more other retail funds distributed by SACS at net asset value per share at the time of exchange. Please refer to "Transaction Policies — Exchanges" in this Prospectus for more details about this program. In addition, in connection with advisory fee-based programs sponsored by certain financial intermediaries, and subject to the conditions set forth in the Fund's SAI, shareholders may exchange their shares of the Fund (i) from Class A or Class C shares of the Fund into Class W shares of the Fund and (ii) from Class W shares of the Fund into Class A shares of the Fund. Please refer to "Exchange Privilege" in the SAI for more details about these types of exchanges and the corresponding sales charge arrangements.

•  Reinstatement Privilege. Within one year of a redemption of certain Class A and Class C shares, the proceeds of the sale may be invested in the same share class of any other retail fund distributed by SACS without a sales charge. A shareholder may use the reinstatement privilege only one time after selling such shares. If you paid a CDSC when you sold your shares, we will credit your account with the dollar amount of the CDSC at the time of sale. This may impact the amount of gain or loss recognized on the previous sale, for tax purposes. All accounts involved must be registered in the same name(s).

Information and Records to be Provided to the Fund. You may be asked to provide supporting account statements or other information to allow us to verify your eligibility to receive a reduction or waiver of sales charge.

For more information regarding the sales charge reductions and waivers described above, please visit our website at www.safunds.com, and select the "Shareholder Services" hyperlink. The Fund's SAI also contains additional information about sales charges and certain reductions and waivers.

11

Shareholder Account Information

DISTRIBUTION AND SERVICE FEES

Each class of shares (other than Class W) of the Fund has its own plan of distribution pursuant to Rule 12b-1 ("Rule 12b-1 Plans") that provides for distribution and account maintenance fees (collectively, "Rule 12b-1 Fees") (payable to SACS) based on a percentage of average daily net assets, as follows:

Class	Distribution Fee	Account Maintenance Fee
A	0.10%	up to 0.25%
C	0.75%	up to 0.25%

Because Rule 12b-1 Fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SACS is paid a fee of 0.15% of the average daily net assets of Class W shares of the Fund in compensation for providing additional shareholder services to Class W shareholders.

OPENING AN ACCOUNT (CLASSES A AND C)

1.  Read this Prospectus carefully.

2.  Determine how much you want to invest. The minimum initial investments for Class A and C shares of the Fund are as follows:

•  non-retirement account: $500

•  retirement account: $250

•  dollar cost averaging: $500 to open; you must invest at least $25 a month.

The minimum subsequent investments for Class A and C shares the Fund are as follows:

•  non-retirement account: $100

•  retirement account: $25

•  The minimum initial and subsequent investments may be waived for certain-fee based programs and/or group plans held in omnibus accounts.

3.  Complete the appropriate parts of the Account Application, carefully following the instructions. If you have questions, please contact your broker or financial adviser or call Shareholder/Dealer Services at 800-858-8850.

4.  Complete the appropriate parts of the Supplemental Account Application. By applying for additional investor services now, you can avoid the delay and inconvenience of having to submit an additional application if you want to add services later.

5.  Make your initial investment using the chart on the next page. You can also initiate any purchase, exchange or sale of shares through your broker or financial adviser.

As part of your application, you are required to provide information regarding your personal identification under anti-money laundering laws, including the USA PATRIOT Act of 2001, as amended (the "PATRIOT Act"). If we are unable to obtain the required information, your application will be considered to be not in good order, and it therefore cannot be processed. Your application and any check or other deposit that accompanied your application will be returned to you. Applications must be received in good order under the PATRIOT Act requirements and as otherwise required in this Prospectus in order to receive that day's net asset value. In addition, applications received in good order are nevertheless subject to customer identification verification procedures under the PATRIOT Act. We may ask to see your driver's license or other identifying documents. We may share identifying information with third parties for the purpose of verification. If your identifying information cannot be verified within a reasonable time after receipt of your application, the account will not be processed or, if processed, the Fund reserves the right to redeem the shares purchased and close the account. If the Fund closes an account in this manner, the shares will be redeemed at the net asset value next calculated after the Fund decides to close the account. In these circumstances, the amount redeemed may be less than your original investment and may have tax implications. Consult with your tax adviser for details. Non-resident aliens will not be permitted to establish an account through the check and application process at the Transfer Agent.

Investment Through Financial Institutions. Dealers, brokers, financial advisors or other financial institutions (collectively, "Financial Institutions" or "Financial Intermediaries") may impose charges, limitations, minimums and restrictions in addition to or different from those applicable to shareholders who invest in the Fund directly. Accordingly, the net yield and/or return to investors who invest through Financial Institutions may be less than an investor would receive by investing in the Fund directly. Financial Institutions may also set deadlines for receipt of orders that are earlier than the order deadline of the Fund due to processing or other reasons. An investor purchasing through a Financial Institution should read this Prospectus in conjunction with the materials provided by the Financial Institution describing the procedures under which Fund shares may be purchased and redeemed through the Financial Institution. For any questions concerning the purchase or redemption of Fund shares through a Financial Institution please call your Financial Institution or the Fund (toll free) at (800) 858-8850.

12

HOW TO BUY SHARES (CLASSES A AND C)

Buying Shares Through Your Financial Institution

You may generally open an account and buy Class A and C shares through any Financial Institution that is authorized to sell the Fund's shares. Your Financial Institution will place your order with the Fund on your behalf. You may purchase additional shares in a variety of ways, including through your Financial Institution or by sending your check or wire directly to the Fund or its agents as described below under "Adding to an Account." The Fund will generally not accept new accounts that are not opened through a Financial Institution except for accounts opened by current and former Trustees and other individuals who are affiliated with, or employed by an affiliate of, the Fund or any fund distributed by the Distributor, selling brokers and their employees and sales representatives, family members of these individuals and certain other individuals at the discretion of the Fund or its agents.

Buying Shares Through the Fund

Opening an Account	Adding to an Account
By check
• Make out a check for the investment amount, payable to the Fund or to SunAmerica Mutual Funds. An account cannot be opened with a Fund check.
• Deliver the check and your completed Account Application (and Supplemental Account Application, if applicable) to:
(via regular mail)
SunAmerica Mutual Funds
c/o BFDS
P.O. Box 219186
Kansas City, MO 64121-9186
(via express, certified and registered mail)
SunAmerica Mutual Funds
c/o BFDS
330 W. 9th St.
Kansas City, MO 64105-1514
• All purchases must be in U.S. dollars. Cash, money orders and/or travelers checks will not be accepted. A $25.00 fee will be charged for all checks returned due to insufficient funds.
• Accounts can only be opened by check by a non-resident alien or on funds drawn from a non-U.S. bank if they are processed through a brokerage account or the funds are drawn from a U.S. branch of a non-U.S. bank A personal check from an investor should be drawn from the investor's bank account. In general, starter checks, cash equivalents, stale-dated or postdated checks will not be accepted.	• Make out a check for the investment amount payable to the Fund or to SunAmerica Mutual Funds. Shares cannot be purchased with a Fund check.
• Include the stub from your Fund statement or a note specifying the Fund name, your share class, your account number and the name(s) in which the account is registered.
• Indicate the Fund and account number in the memo section of your check.
• Deliver the check and your stub or note to your broker or financial adviser, or mail them to:
(via regular mail)
SunAmerica Mutual Funds
c/o BFDS
P.O. Box 219186
Kansas City, MO 64121-9186
(via express, certified and registered mail)
SunAmerica Mutual Funds
c/o BFDS
330 W. 9th St.
Kansas City, MO 64105-1514
By wire
• Fax your completed application to SAFS at 816-218-0519.
• Obtain your account number by calling Shareholder Services at 800-858-8850.
• Instruct your bank to wire the amount of your investment to:
State Street Bank and Trust Company
Boston, MA
ABA #0110-00028
DDA # 99029712
Specify the Fund name, your choice of share class, your new Fund number and account number and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.	• Instruct your bank to wire the amount of your investment to:
State Street Bank and Trust Company
Boston, MA
ABA #0110-00028
DDA # 99029712
Specify the Fund name, your choice of share class, your new Fund number and account number and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.

To open or add to an account using dollar cost averaging see "Additional Investor Services."

13

Shareholder Account Information

HOW TO SELL SHARES (CLASSES A AND C)

Selling Shares Through Your Financial Institution

You can sell shares through your Financial Institution or through the Fund as described below under "Selling Shares Through the Fund." Shares held for you in your Financial Institution's name must be sold through the Financial Institution.

Selling Shares Through the Fund

By mail
(via regular mail)
SunAmerica Mutual Funds
c/o BFDS
P.O. Box 219186
Kansas City, MO 64121-9186
(via express, certified and registered mail)
SunAmerica Mutual Funds
c/o BFDS
330 W. 9th St.
Kansas City, MO 64105-1514	You request should include:
• Your name
• Fund name, share class and account number
• The dollar amount or number of shares to be redeemed
• Any special payment instructions
• The signature of all registered owners exactly as the account is registered, and
• Any special documents required to assure proper authorization
For overnight mail redemption, a $25 fee will be deducted from your account.
By phone
• Call Shareholder Services at 800-858-8850 between 8:30 a.m. and 6:00 p.m. (Eastern time) on most business days.	• Or, for automated 24-hour account access call FastFacts at 800-654-4760.
By wire
If banking instructions exist on your account, this may be done by calling Shareholder Services at 800-858-8850 between 8:30 a.m. and 6:00 p.m. (Eastern time) on most business days. Otherwise, you must provide, in writing, the following information:
• Fund name, share class and account number you are redeeming
• Bank or financial institution name
• ABA routing number
• Account number, and
• Account registration	If the account registration at your bank is different than your account at SunAmerica, your request must be medallion guaranteed. A notarization is not acceptable.
Minimum amount to wire money is $250. A $15 fee per fund will be deducted from your account.
By Internet
Visit our web site at www.safunds.com, and select the "View My Portfolio" hyperlink (generally not available for retirement accounts).	Proceeds for all transactions will normally be sent on the business day after the trade date. Additional documents may be required for certain transactions.

To sell shares through a systematic withdrawal plan, see "Additional Investor Services."

Certain Requests Require a Medallion Guarantee. To protect you and the Fund from fraud, the following redemption requests must be in writing and include a Medallion Guarantee (although there may be other situations that also require a Medallion Guarantee):

•  Redemptions of $100,000 or more

•  The proceeds are to be payable other than as the account is registered

•  The redemption check is to be sent to an address other than the address of record

•  Your address of record has changed within the previous 30 days

•  Shares are being transferred to an account with a different registration

•  Someone (such as an executor) other than the registered shareholder(s) is redeeming shares (additional documents may be required).

14

You can generally obtain a medallion guarantee from the following sources:

•  a broker or securities dealer

•  a federal savings, cooperative or other type of bank

•  a savings and loan or other thrift institution

•  a credit union

•  a securities exchange or clearing agency

A notary public CANNOT provide a medallion guarantee.

OPENING AN ACCOUNT, BUYING AND SELLING SHARES (CLASS W)

As previously mentioned, you may purchase Class W shares only through advisory fee-based programs sponsored by certain Financial Intermediaries and any other institutions having agreements with the Fund, whose use of Class W shares will depend on the structure of the particular advisory fee-based program. The minimum initial investment for Class W shares of the Fund is $50,000 and there is no minimum subsequent investment. The minimum initial investment for Class W shares may be waived for certain fee-based programs. Inquiries regarding the purchase, redemption or exchange of Class W shares or the making or changing of investment choices should be directed to your financial advisor.

TRANSACTION POLICIES

Valuation of shares. The net asset value per share (NAV) for the Fund and each class is determined each Fund business day (as defined below) at the close of regular trading on the NYSE (generally 4:00 p.m., Eastern Time) by dividing the net assets of each class by the number of such class's outstanding shares. Securities for which market quotations are readily available are valued at their market price as of the close of regular trading on the NYSE, unless, in accordance with pricing procedures approved by the Fund's Board of Trustees, the market quotations are determined to be unreliable. Securities and other assets for which market quotations are unavailable or unreliable are valued at fair value in accordance with pricing procedures periodically reviewed and approved by the Board. There is no single standard for making fair value determinations, which may result in prices that vary from those of other funds. In addition, there can be no assurance that fair value pricing will reflect actual market value and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security. The value of any shares of open-end funds held by the Fund will be calculated using the NAV of such funds. The prospectus for any such open-end funds should explain the circumstances under which these funds use fair value pricing and the effects of using fair value pricing. The Fund may invest in futures instruments that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. As a result, the value of the Fund's shares may change on days when the Fund is not open for purchases or redemptions.

As of the close of regular trading on the NYSE, securities traded primarily on security exchanges outside the United States are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last-reported bid price. If a security's price is available from more than one exchange, the Fund uses the exchange that is the primary market for the security. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price the Fund's shares, and the Fund may determine that certain closing prices do not reflect the fair value of the security. This determination will be based on review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If the Fund determines that closing prices do not reflect the fair value of the securities, the Fund will adjust the previous closing prices in accordance with pricing procedures approved by the Board to reflect what it believes to be the fair value of the securities as of the close of regular trading on the NYSE. The Fund may also fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is open. For foreign equity securities and foreign equity futures contracts, the Fund uses an outside pricing service to provide it with closing market prices and information used for adjusting those prices.

Buy and sell prices. When you buy Class A and Class C shares, you pay the NAV plus any applicable sales charges, as described above. When you sell Class A or Class C shares, you receive the NAV minus any applicable CDSCs. When you buy Class W shares, you pay the NAV. When you sell Class W shares, you receive the NAV.

Execution of requests. The Fund is open on those days when the NYSE is open for regular trading ("Fund business day"). We execute buy and sell requests at the next NAV to be calculated after the Fund receives your request in good order. A purchase, exchange or redemption order is in "good order" when the Fund, the Transfer Agent or the Fund's agent receives all required information, including properly completed and signed documents. If the Fund, the Transfer Agent or the Fund's agent receives your order before the Fund's close of business (generally 4:00 p.m., Eastern time), you will receive that day's closing price. If the Fund, the Transfer Agent or the Fund's agent receives your order after that time, you will receive the next business day's closing price. The Fund reserves the right to reject any order to buy shares.

15

Shareholder Account Information

Certain qualified Financial Institutions may transmit an investor's purchase or redemption order to the Fund's Transfer Agent after the close of regular trading on the NYSE on a Fund business day, on the day the order is received from the investor, as long as the investor has placed the order with the Financial Institution by the close of regular trading on the NYSE on that day. The investor will then receive the NAV of the Fund's shares determined by the close of regular trading on the NYSE on the day the order was placed with the qualified Financial Institution. Orders received after such time will not result in execution until the following Fund business day. Financial Institutions are responsible for instituting procedures to insure that purchase and redemption orders by their respective clients are processed expeditiously.

The processing of sell requests and payment of proceeds may generally not be postponed for more than seven days, except when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC. The Fund and its agents reserve the right to "freeze" or "block" (that is, disallow any further purchases or redemptions from any account) or suspend account services in certain instances as permitted or required by applicable laws and regulations, including applicable anti-money laundering regulations. Examples of such instances include, but are not limited to: (i) where an accountholder appears on the list of "blocked" entities and individuals maintained pursuant to OFAC (Office of Foreign Assets Control) regulations; (ii) where the Fund or its agents detect suspicious activity or suspect fraudulent or illegal activity; or (iii) when certain notifications have been received by the Fund or its agents that there is a dispute between the registered or beneficial account owners.

If the Fund determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment of redemption proceeds wholly or partly in cash, the Fund may pay the redemption price by a distribution in kind of securities from the Fund in lieu of cash.

At various times, the Fund may be requested to redeem shares for which it has not yet received good payment. The Fund may delay or cause to be delayed the mailing of a redemption check until such time as good payment (e.g., cash or certified check drawn on a United States bank) has been collected for the purchase of such shares, which will not exceed 15 days.

Telephone transactions. For your protection, telephone requests are recorded in order to verify their accuracy. In addition, Shareholder/Dealer Services will take measures to verify the identity of the caller, such as asking for name, account number, social security or other taxpayer ID number and other relevant information. If appropriate measures are not taken, the Fund is responsible for any losses that may occur to any account due to an unauthorized telephone call. Also for your protection, telephone transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. At times of peak activity, it may be difficult to place requests by phone. During these times, consider sending your request in writing.

Exchanges. You may exchange shares of the Fund for shares of the same class of any other retail fund distributed by SACS. Such exchange may constitute a taxable event for U.S. federal income tax purposes. Before making an exchange, you should review a copy of the prospectus of the fund into which you would like to exchange. All exchanges are subject to applicable minimum investment requirements. A Systematic Exchange Program is described under "Additional Investor Services."

If you exchange shares that were purchased subject to a CDSC, the CDSC schedule will continue to apply following the exchange. In determining the CDSC applicable to shares being sold after an exchange, we will take into account the length of time you held those shares prior to the exchange.

The Fund may change or cancel the exchange privilege at any time, upon 60 days' written notice to its shareholders. The Fund at all times also reserves the right to restrict or reject any exchange transactions, for any reason, without notice. For example, the Fund may refuse any sale of Fund shares through an exchange by any investor or group if, in the Fund's judgment, the trade: (1) may interfere with the efficient management of the Fund's portfolio; (2) may appear to be connected with a strategy of market timing (as described below in the "Market Timing Trading Policies and Procedures" section); or (3) may have the potential of otherwise adversely affecting the Fund. In making a decision to reject an exchange request, the Fund may consider, among other factors, the investor's trading history in the Fund and in other SunAmerica Mutual Funds.

Rejected exchanges. If the Fund rejects an exchange request involving the sale of Fund shares, the rejected exchange request will also mean rejection of the request to purchase shares of another fund with the proceeds of the sale. Of course, you may generally redeem shares of the Fund at any time, subject to any applicable redemption fees or CDSCs.

Certificated shares. The Fund does not issue certificated shares.

Fund holdings. A schedule of the Fund's complete holdings, current as of month-end, will be available on the Fund's website, www.safunds.com, approximately 30 days after the end of each month. This information will remain available on the website at least

16

until updated for the next month or until the Fund files with the SEC its semi-annual/annual shareholder report or quarterly portfolio holdings report that includes such period. The Fund may terminate or modify this policy at any time without further notice to shareholders. A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the SAI.

MARKET TIMING TRADING POLICIES AND PROCEDURES

Market timing policies. The Fund discourages excessive or short-term trading, often referred to as "market timing," and seeks to restrict or reject such trading or take other action, as described below, if in the judgment of the Fund or any of its service providers, such trading may interfere with the efficient management of the Fund's portfolio, may materially increase the Fund's transaction costs, administrative costs or taxes, or may otherwise be detrimental to the interests of the Fund and its shareholders. The Fund's Board of Trustees has determined that the Fund should not serve as a vehicle for frequent trading and has adopted policies and procedures with respect to such trading, which are described in this section.

All Fund shareholders are subject to these policies and procedures, regardless of how their shares were purchased or are otherwise registered with the Fund's Transfer Agent. While the Fund's expectation is that the market timing policies will be enforced by Financial Intermediaries pursuant to the Fund's Prospectus, the Fund may be limited in its ability to monitor the trading activity or enforce the Fund's market timing trading policies and procedures with respect to certain customers of Financial Intermediaries. For example, the Fund may not be able to detect market timing that may be facilitated by Financial Intermediaries or made difficult to identify in omnibus accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers.

Risks from market timers. Depending on various factors, including the size of the Fund, the amount of assets the portfolio managers typically maintain in cash or cash equivalents and the dollar amount and number and frequency of trades, excessive or short-term trading may interfere with the efficient management of the Fund's portfolio, increase the Fund's transaction costs, administrative costs and taxes and/or impact Fund performance.

In addition, if the nature of the Fund's portfolio holdings exposes the Fund to investors who engage in the type of excessive or short-term trading that seeks to take advantage of possible delays between the change in the value of a mutual fund's portfolio holdings and the reflection of the change in the net asset value of the Fund's shares, sometimes referred to as "arbitrage market timing," there is the possibility that such trading under certain circumstances may dilute the value of Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based upon net delays between the change in the value of a mutual fund's portfolio holdings and the net asset value of the Fund's shares. Arbitrage market timers may seek to exploit such delays between the change in the value of a mutual fund's portfolio holdings and the net asset value of a fund's shares to the extent that the fund has significant exposure to foreign markets because certain foreign markets close several hours ahead of the U.S. markets. The Fund may have significant exposure to futures instruments that trade in foreign markets through its investments in non-U.S. equity and fixed income futures and currency forwards and thus may be susceptible to this type of arbitrage. To the extent the Fund's NAV does not immediately reflect a change in market conditions, short-term trading may dilute the value of the Fund's shares.

Market timing procedures. The Fund's procedures include committing staff of the Fund's shareholder services agent to monitor trading activity in the Fund on a regular basis by selectively reviewing transaction reports in an effort to identify trading activity that may be excessive or short-term and detrimental to the Fund. Factors considered in the monitoring process include, but may not be limited to, the frequency of transactions by the Financial Intermediary, the Fund's investment objectives, the size of the Fund and the dollar amount of the transaction. In the event that such trading activity is identified, and the Fund and its service providers in their sole discretion conclude that the trading may be detrimental to the Fund, the Fund reserves the right to temporarily or permanently bar your future purchases into SunAmerica Funds or, alternatively, may limit the amount, number or frequency of any future purchases and/or the method by which you may request future purchases and redemptions (including purchases and/or redemptions by an exchange between funds).

SACS has entered into agreements with Financial Intermediaries that maintain omnibus accounts with the Fund pursuant to which the Financial Intermediary undertakes to provide certain information to the Fund, including trading information, and also agrees to execute certain instructions from the Fund in connection with the Fund's market timing policies. In certain circumstances, the Fund may rely upon the policy of a Financial Intermediary to deter short-term or excessive trading if the Fund believes that the policy of such intermediary is reasonably designed to detect and deter transactions that are not in the best interest of a portfolio. A Financial Intermediary's policy relating to short-term or excessive trading may be more or less restrictive than the Fund's policy.

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Shareholder Account Information

The Fund may also accept undertakings by a Financial Intermediary to enforce excessive or short-term trading policies on behalf of the Fund using alternative techniques, to the extent such techniques provide a substantially similar level of protection for the Fund against such transactions. For example, certain Financial Intermediaries may have contractual or legal restrictions that prevent them from blocking an account. In such instances, the Financial Intermediary may use alternate techniques that the Fund considers to be a reasonable substitute for such a block.

Though the implementation of the Fund's procedures involves judgments that are inherently subjective and involve some selectivity in their application, the Fund and its service providers seek to make judgments that are consistent with the interests of the Fund's shareholders. While the Fund will seek to take actions (directly and with the assistance of Financial Intermediaries) that will detect market timing, the Fund cannot represent that such trading activity can be completely eliminated.

Revocation of market timing trades. Transactions placed in violation of the Fund's market timing trading policies are not necessarily deemed accepted by the Fund and may be cancelled or revoked by the Fund on the next Fund business day following receipt by the Fund.

ADDITIONAL INVESTOR SERVICES (CLASSES A AND C)

To select one or more of these additional services, complete the relevant part(s) of the Supplemental Account Application. To add a service to an existing account, contact your broker or financial adviser, or call Shareholder Services at 800-858-8850.

Dollar Cost Averaging lets you make regular investments from your bank account to any retail fund of your choice distributed by SACS. You determine the frequency and amount of your investments, and you can terminate your participation at any time. Dollar cost averaging does not assure a profit or protect against loss in a declining market. Since this strategy involves continuous investments, regardless of fluctuating prices, investors should consider their financial ability to invest during periods of low price levels.

Systematic Exchange Program may be used to exchange shares periodically of one or more other retail funds distributed by the Distributor for shares of the same class of the Fund. To use the Systematic Withdrawal Program:

•  Specify the Fund(s) from which you would like money withdrawn and into which you would like money invested.

•  Determine the schedule: monthly, quarterly, semi-annually, annually or certain selected months.

•  Specify the amount(s). The Fund reserves the right to reject exchange requests that are less than $50.

•  Accounts must be registered identically; otherwise a medallion guarantee will be required.

Retirement Plans. SunAmerica Mutual Funds offers a range of qualified retirement plans, including IRAs, Simple IRAs, Roth IRAs, SEPs, SARSEPs, 401(k) plans, 403(b) plans, Individual (K) plans and other pension, educational and profit-sharing plans. Using these plans, you can invest in any fund distributed by SACS with a low minimum investment of $250 or, for some group plans, no minimum investment at all. To find out more, call Retirement Plans at 800-858-8850, extension 6074.

Systematic Withdrawal Plan may be used for periodic withdrawals from your account. The periodic withdrawal amount may be determined either by specifying a fixed dollar amount or by specifying a percentage of your account assets. The periodic withdrawal amount may not exceed 12% per year based on the value of your account at the time the Plan is established or at the time of withdrawal. To use the Systematic Withdrawal Plan:

•  Make sure you have at least $5,000 worth of shares in your account.

•  Make sure you are not planning to invest more money in this account (buying shares during a period when you are also selling shares of the same fund is not advantageous to you, because of sales charges and taxes).

•  Specify the payee(s) and amount(s). The payee may be yourself or any other party (which may require a medallion guarantee), and there is no limit to the number of payees you may have, as long as they are all on the same payment schedule. The Fund reserves the right to reject withdrawal requests that are less than $50.

•  Determine the schedule: monthly, quarterly, semi-annually, annually or certain selected months.

•  Make sure your dividends and capital gains are being reinvested.

TAX, DIVIDEND, DISTRIBUTION AND ACCOUNT POLICIES

Account statements. In general, account statements are provided to dealers and shareholders on a quarterly basis.

Transaction confirmations. Generally, you will receive an account confirmation:

•  after every transaction that affects your account balance (except a dividend reinvestment, automatic redemption or automatic purchase from your bank account); and

•  after any change of name or address of the registered owner(s), or after certain account option changes.

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Internal Revenue Service ("IRS") tax forms. After the close of every calendar year you should also receive, if applicable, an IRS Form 1099 tax information statement.

These mailings apply to accounts opened through the Fund. Accounts opened through a broker/dealer firm will receive statements from that financial institution.

Prospectuses, Annual and Semi-Annual Reports. As an alternative to regular mail, you may elect to receive these reports via electronic delivery. To enroll for this option, visit our web site at www.safunds.com, and select the "Go Paperless" hyperlink (note: this option is only available to accounts opened through the Fund).

Dividends. The Fund generally distributes most or all of its net earnings in the form of dividends. Income dividends, if any, and distributions from other sources are paid monthly. The Fund pays capital gains distributions, if any, at least annually. The Fund reserves the right to declare and pay dividends and other distributions less frequently than disclosed above, provided that the net realized capital gains and net investment income, if any, are paid at least annually.

Dividend reinvestments. Your dividends and distributions, if any, will be automatically reinvested in additional shares of the same Fund and share class on which they were paid. Alternatively, dividends and distributions may be reinvested in any fund distributed by SACS or, you may receive amounts in excess of $10.00 in cash if you elect in writing not less than five business days prior to the payment date. You will need to complete the relevant part of the Account Application to elect one of these other options. For existing accounts, contact your broker or financial adviser or call Shareholder Services at 800-858-8850, to change dividend and distribution payment options.

Taxes. If your shares are not held in a tax-deferred retirement account, you should be aware of the following tax implications of investing in the Fund. Distributions are subject to federal income tax and may be subject to state or local taxes. Dividends paid from short-term capital gains and net investment income are taxable as ordinary income. Long-term capital gains are taxable as long-term capital gains when distributed to shareholders. It does not matter how long you have held your shares. Whether you reinvest your distributions in additional shares or take them in cash, the tax treatment is the same. A substantial portion of the Fund's distributions are likely to be taxed as ordinary income and there can be no assurance as to the portion of distributions that will be treated as long-term capital gains.

When you sell or exchange Fund shares you will generally recognize a capital gain or capital loss in an amount equal to the difference between the net amount of sale proceeds (or, in the case of an exchange, the fair market value of the shares) that you receive and your tax basis for the shares that you sell or exchange. After the close of each calendar year, the Fund will mail to you information about your dividends, distributions and any shares you sold in the previous calendar year. An exchange of shares you currently hold in one class of the Fund for shares of another class of the Fund will generally not constitute a taxable transaction for federal income tax purposes. You should talk to your tax adviser before making an exchange.

Recent regulations require the Fund to report to the IRS, and furnish to shareholders, the cost basis information for Fund shares. The Fund will permit shareholders to elect from among several cost basis methods accepted by the IRS, including average cost. In the absence of an election by a shareholder, the Fund will use the average cost method with respect to that shareholder.

The Fund may invest in other mutual funds and Closed-End Funds (collectively, "Underlying Funds") that are classified as corporations for U.S. federal income tax purposes. An investment by the Fund in an Underlying Fund has the following tax consequences for the Fund's shareholders. A distribution by the Fund of dividends received from an Underlying Fund (less the estimated expenses of the Fund) is taxable to shareholders as ordinary income whether the distribution is in cash or in additional shares (other than qualified dividend income received by individuals, which is taxed at rates applicable to long-term capital gain). If an Underlying Fund distributes short-term capital gain to the Fund, such capital gain will be reported by the Fund as ordinary income. In addition, if the Fund realizes a capital loss on the sale or disposition of shares of an Underlying Fund, such capital losses may be subject to wash sale tax rules and may be subject to deferral, perhaps indefinitely.

Remember, there may be taxes on transactions. Because the Fund's share price fluctuates, you may have a capital gain or loss when you sell or exchange your shares. A capital gain or loss is the difference between the price you paid for the shares and the price you received when you sold them. Any capital gain is subject to capital gains tax.

Returns of capital can occur. Distributions made by the Fund may be considered a non-taxable return of capital to shareholders. If that occurs, it will be identified in notices to shareholders.

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Shareholder Account Information

The IRS Form 1099 that typically is mailed to you after the close of each calendar year details your dividends and their federal income tax category, although you should verify your tax liability with your tax professional. Individual participants in the plans should consult their plan documents and their own tax advisers for information on the tax consequences associated with participating in the plans.

"Buying into a Dividend." You should note that if you purchase shares just before a distribution, you will be taxed for that distribution like other shareholders, even though that distribution represents simply a return of part of your investment. You may wish to defer your purchase until after the record date for the distribution, so as to avoid this tax impact.

Other tax considerations. If you are not a resident or a citizen of the United States or if you are a foreign entity, ordinary income dividends paid to you (which include distributions of net short-term capital gains) will generally be subject to a 30% United States withholding tax, unless a lower treaty rate applies. However, withholding tax will generally not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of long-term capital gains or upon the sale or other disposition of shares in the Fund.

By law, the Fund must withhold 28% of your distributions and redemption proceeds if you have not provided a taxpayer identification number or social security number.

This section summarizes some of the consequences under current U.S. federal income tax law of an investment in the Fund. It is not a substitute for professional tax advice. Consult your tax adviser about the potential tax consequences of an investment in the Fund under all applicable laws.

Small accounts (other than Class W). If you draw down an account so that its total value is less than $500 ($250 for retirement plan accounts), you may be asked to purchase more shares within 60 days. If you do not take action, the Fund may close out your account and mail you the proceeds. Alternatively, you may be charged a $24.00 annual charge to maintain your account. Your account will not be closed if its drop in value is due to Fund performance or the effects of sales charges, or administrative fees (for retirement plans only). Certain minimum balance requirements may be waived at SunAmerica's discretion.

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More Information About the Fund

INVESTMENT STRATEGIES AND TECHNIQUES

The Fund seeks to achieve its investment objectives primarily by strategically allocating its assets among a preferred securities strategy, closed-end fund strategy and global dividend equity strategy. Through this combination of investments, the Fund expects to gain exposure to a broad range of income-producing investments, including both fixed income and equity securities.

When allocating investments across the different sleeves, SunAmerica selects the allocation that it believes is best designed at any given time to provide exposure to high income-producing investments and as such, allocations to the different portions of the Fund may fluctuate depending on market conditions and other factors. The managers of the Preferred and Closed-End Fund Sleeves also have significant flexibility in selecting investments for the portion of the Fund that they manage, which allows the Fund to provide exposure to a variety of sectors and income-producing strategies within these sleeves. The manager of the global dividend equity sleeve employs a "buy and hold" strategy whereby the Fund invests in high dividend yielding equity securities that are selected from a broad-based global market index. SunAmerica may allocate and/or rebalance the assets of the Fund and new cash from share purchases and proceeds of redemption requests across the different sleeves in its sole discretion.

The investment goal, principal investment strategies and principal investment techniques of the Fund may be changed without shareholder approval.

Preferred Sleeve. The Preferred Sleeve invests primarily in issues of preferred securities believed by the Subadviser to be undervalued relative to credit quality and other investment characteristics. In making this determination, the Subadviser evaluates the fundamental characteristics of an issuer, including an issuer's creditworthiness, and also takes into account prevailing market factors. In analyzing credit quality, the Subadviser considers not only fundamental analysis, but also an issuer's corporate and capital structure and the placement of the preferred or debt securities within that structure. In evaluating relative value, the Subadviser also takes into account call, conversion and other structural security features, in addition to such factors as the likely directions of credit ratings and relative value versus other income security classes. The Preferred Sleeve may also invest in debt securities, including corporate debt securities, convertible securities, and in ETFs that invest primarily in preferred securities, debt securities or other income-producing securities.

The Preferred Sleeve may invest in both investment grade and below investment grade securities. Below investment grade securities are also known as "high yield" or "junk" securities. The maturities of debt securities in which the Preferred Sleeve will invest generally will be longer-term (ten years or more); however, as a result of changing market conditions and interest rates, the Preferred Sleeve may also invest in shorter-term debt securities.

The Preferred Sleeve may invest without limit in securities of non-U.S. companies, which may be either U.S. dollar denominated or non-U.S. dollar denominated, including in securities issued by companies domiciled in emerging market countries. Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products per capita than more developed countries.

The Subadviser may employ hedging strategies, including the use of futures and forward contracts on foreign currencies, in order to reduce certain risk characteristics of an underlying security or portfolio of securities or to hedge the foreign currency risk of the Preferred Sleeve's investments.

Closed-End Fund Sleeve. The principal investment technique of the Closed-End Fund Sleeve is to invest in the common stock of Closed-End Funds selected by Cohen & Steers that invest significantly in fixed income securities, although the Closed-End Fund Sleeve may also invest in Closed-End Funds that invest in equity and other income-producing securities. The types of securities held by the Closed-End Funds may include, but are not limited to, convertible securities, emerging market debt securities, government securities, high yield securities, investment grade securities, mortgage securities, preferred securities, senior loan securities, taxable municipal securities and equity securities, and the Closed-End Funds may seek to obtain exposure to income-producing securities through a variety of different investment strategies, such as global income strategies, limited duration strategies, multi-sector strategies and other income-oriented strategies. The Subadviser employs a research-driven investment process to select Closed-End Funds for the Fund. Steps in the process include a macro-economic overview of markets and asset classes, a quantitative assessment and ranking of all closed-end funds, and bottom-up fundamental analysis of select funds that generally exhibit the following characteristics:

•  Strong fundamentals, including ability to meet current and projected future dividend payments out of current income or a combination of current income and realized and unrealized gains;

•  Relatively high current income;

•  Share prices at a discount to net asset value;

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More Information About the Fund

•  Funds investing in asset classes/sectors that the Subadviser believes have above average total return potential;

•  Undervalued funds where recent total return on market price trails recent total return on net asset value;

•  Well-regarded asset managers with strong track records managing the asset class in which a Closed-End Fund invests;

•  Diversification of sectors and asset classes among the Closed-End Funds;

•  Market capitalization generally greater than $200 million; and

•  Average daily trading volumes generally greater than $750,000 per day

There is no requirement that any Closed-End Fund in the Closed-End Fund Sleeve's portfolio satisfy all the criteria set forth above, and the Subadviser will use its discretion in selecting a portfolio of Closed-End Funds that the Subadviser believes will help the Fund achieve its investment objective.

In addition to the criteria set forth above, the Subadviser also may invest opportunistically in one or more Closed-End Funds when the Subadviser believes a Closed-End Fund's shares are not appropriately priced relative to other comparable funds or the Closed-End Fund's share price does not properly reflect the impact of a corporate event or conditions in the overall securities markets that the Subadviser believes will have a positive influence on the Closed-End Fund's share price. The Fund may also invest in Closed-End Funds that use covered call option writing strategies.

The Fund will be limited by provisions of the Investment Company Act of 1940 (the "1940 Act") that limit the amount the Fund can invest in any one Closed-End Fund to 3% of the Closed-End Fund's total outstanding stock. As a result, the Fund may hold a smaller position in a Closed-End Fund than if it were not subject to this restriction. To comply with provisions of the 1940 Act, on any matter upon which Closed-End Fund shareholders are solicited to vote the Subadviser will vote Closed-End Fund shares in the same general proportion as shares held by other shareholders of the Closed-End Fund. The Fund will not invest in any Closed-End Funds managed by the Adviser or the Subadviser.

Global Dividend Sleeve. The Global Dividend Sleeve employs a "buy and hold" strategy with approximately 50 high dividend yielding equity securities selected annually from the MSCI ACWI Index.

The Global Dividend Sleeve will be evaluated and adjusted at the discretion of the portfolio managers on an annual basis. The annual consideration of the securities that meet the selection criteria will take place on or about July 1, with the first annual consideration following the initial selection to occur on or about July 1, 2014. Immediately after the Fund buys and sells securities in connection with the Global Dividend Sleeve's annual rebalancing, the sleeve will hold approximately an equal value of each of the 50 securities. Stated differently, the Fund will invest about 1/50th of the Global Dividend Sleeve's assets in each of the securities that make up its portfolio. Thereafter, when an investor purchases shares of the Fund, with respect to the amount allocated to the Global Dividend Sleeve, SunAmerica will generally invest additional funds in the pre-selected securities based on each security's respective percentage of the sleeve's assets at the time.

The Global Dividend Sleeve employs a strategy to hold securities between its annual rebalancing, even if there are adverse developments concerning a particular security, an industry, the economy or the stock market generally. Due to changes in the market value of the securities held by the Global Dividend Sleeve, it is likely that the weighting of the stocks in its portfolio will fluctuate throughout the course of the year.

The Global Dividend Sleeve may also invest in short-term investments, futures and ETFs as part of efficient portfolio management. These investments may also produce some income.

Use of Money Market Investments for Temporary Defensive Purposes

From time to time the Preferred Sleeve and the Closed-End Sleeve may invest some or all of its assets in cash or high quality money market securities for temporary defensive purposes in response to adverse market, economic or political conditions. To the extent a sleeve takes a defensive position, it may miss out on investment opportunities that could have resulted from investing in accordance with its principal investment strategies and the Fund may not achieve its investment goal. The Global Dividend Sleeve does not take temporary defensive positions.

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ADDITIONAL INFORMATION ABOUT THE FUND'S RISKS

The Fund's risk profile is largely a factor of the principal securities and other instruments in which it invests and the principal investment strategies and techniques that it uses. This section discusses the risks associated with an investment in the Fund. Certain of these risks also apply to the Closed-End Funds in which the Fund invests.

There is no assurance that the Fund's investment strategies will be successful in achieving the Fund's investment objective.

Set forth below is more information about the main risks of investing in the Fund. The Fund's risks are also discussed above under "Fund Highlights" and in the Fund's SAI.

Preferred Securities Risk

There are various risks associated with investing in preferred securities, including bond market volatility risk, interest rate risk and credit risk and the risks described below.

•  Deferral and Omission Risk. Preferred securities may include provisions that permit the issuer, at its discretion, to defer or omit distributions for a stated period without any adverse consequences to the issuer.

•  Credit and Subordination Risk. Credit risk is the risk that a preferred security will decline in price or the issuer of the security will fail to make dividend, interest or principal payments when due because the issuer experiences a decline in its financial status. Preferred securities are generally subordinated to bonds and other debt instruments in a company's capital structure in terms of having priority to corporate income, claims to corporate assets and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.

•  Call and Reinvestment Risk. During periods of declining interest rates, an issuer may be able to exercise an option to redeem its issue at par earlier than scheduled which is generally known as call risk. Recent regulatory changes may increase call risk with respect to certain types of preferred securities. If this occurs, the Fund may be forced to reinvest in lower yielding securities, which would decrease the Fund's return. This is known as reinvestment risk.

•  Prepayment Risk. When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the Fund may have to invest the proceeds in securities with lower yields.

•  Liquidity Risk. Certain preferred securities may be less liquid than many other securities, such as common stocks or U.S. Government securities. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by the Fund or at prices approximating the value at which the Fund is carrying the securities on its books.

•  Limited Voting Rights Risk. Generally, traditional preferred securities offer no voting rights with respect to the issuer unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer's board. Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights. Hybrid-preferred security holders generally have no voting rights.

•  Special Redemption Rights. In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date. For instance, for certain types of preferred securities, a redemption may be triggered by a change in U.S. federal income tax or securities laws. As with call provisions, a redemption by the issuer may negatively impact the return of the security held by the Fund.

Regulatory Risk

Regulatory changes affecting the issuers of certain preferred securities may adversely affect their performance. The potential impact of these new regulations on preferred securities is unclear at this time. Such regulatory changes may increase issuers' incentives to call or redeem a security prior to a specified date. Furthermore, from time to time, preferred securities have been, and may in the future be, offered having features other than those described in this Prospectus.

Bond Market Volatility Risk

The bond markets as a whole could go up or down (sometimes dramatically). This could affect the value of the fixed income investments in the Fund's portfolio.

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More Information About the Fund

Interest Rate Fluctuation Risk

Fixed income securities are subject to changes in their value when prevailing interest rates change. When interest rates fall, the values of already-issued debt securities generally rise. When prevailing interest rates rise, the values of already-issued debt securities generally fall. The magnitude of these fluctuations is generally greater for debt securities with longer maturities. If a Closed-End Fund is leveraged (i.e., borrows for investment purposes) it may be expected to have greater interest rate sensitivity.

Credit Risk

The creditworthiness of the issuer is always a factor in analyzing fixed income or preferred securities. An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations. This type of issuer will typically issue "high yield" (or "junk") securities. In addition to the risk of default, junk securities may be more volatile, less liquid, more difficult to value and more susceptible to adverse economic conditions or investor perceptions than other bonds.

Financial Services Risk

The Preferred Sleeve expects to invest a substantial portion of its investments in the financial services sector, including the banking, brokerage and insurance industries. As a result, events affecting issuers in the financial services sector may cause the Fund's share value to fluctuate. Economic downturns, credit losses and severe price competition can negatively affect these industries. The profitability of financial services companies is dependent on the availability and cost of capital and can fluctuate significantly when interest rates change.

The prospects of financial services companies may be affected by new regulations or regulatory interpretations that impede particular lines of business. Direct governmental intervention in the operations of financial services companies and financial markets may materially and adversely affect these companies. The impact of recent legislation on any individual company or on the industry as a whole cannot be predicted.

Closed-End Fund Risk

The Fund's investments in Closed-End Funds generally reflect the risks of the underlying securities held by the Closed-End Funds. The Fund will indirectly bear its proportionate share of the management and other expenses that are charged by the Closed-End Funds in addition to the expenses paid by the Fund. In addition, shares of Closed-End Funds are subject to additional risks including the following:

•  Market Risk. Common stock prices, including the prices of the Closed-End Fund stock, are sensitive to general movements in the stock market. A drop in the stock market may depress the price of common stock. Common stock prices, like other investments, may move up or down, sometimes rapidly and unpredictably. In addition, market prices of the Closed-End Fund shares may be affected by investors' perceptions regarding Closed-End Funds generally and their underlying investments.

•  Risk of Market Price Discount from Net Asset Value. Shares of Closed-End Funds frequently trade at a discount from their net asset value. This characteristic is a risk separate and distinct from the risk that net asset value could decrease as a result of investment activities. Whether investors will realize gains or losses upon the sale of shares will depend not upon the Closed-End Funds' net asset values, but entirely upon whether the market price of the shares at the time of sale is above or below an investor's purchase price for the shares. The risk of market price discount from net asset value may be greater for Closed-End Funds which use leverage in their capital structure.

•  Manager Risk. The performance of the Closed-End Fund Sleeve is dependent on the successful implementation of the Subadviser's selection process and also on the ability of the Closed-End Funds' managers to achieve the Closed-End Funds' investment objectives.

•  Dividend Risk. Closed-End Fund shares do not assure dividend payments. Dividends are paid only when declared by the board of directors of the Closed-End Funds, and the level of dividends may vary over time. If a Closed-End Fund reduces or eliminates the level of its regular dividends, this may reduce the level of dividends paid by the Fund, and may cause the market prices of the Closed-End Fund's shares and the Fund's shares to fall.

•  Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of Fund shares and shares of Closed-End Funds and distributions can decline.

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•  Non-Diversification Risk. Certain Closed-End Funds may be classified as "non-diversified" under the 1940 Act. A non-diversified fund has the ability to invest more of its assets in securities of a single issuer than if it were classified as a "diversified" fund, which may increase volatility. If a Closed-End Fund's investment in an issuer represents a relatively significant percentage of the Closed-End Fund's portfolio, the value of the portfolio will be more impacted by a loss on that investment than if the portfolio were more diversified.

•  Risk of Anti-Takeover Provisions. Certain provisions of Closed-End Funds' articles of incorporation and by-laws could have the effect of limiting the ability of other entities or persons to acquire control of the Closed-End Funds or to modify their structure. These provisions may inhibit conversion of Closed-End Funds to an open-end fund.

•  Dilution Risk. Strategies may be employed by a Closed-End Fund that, under certain circumstances, have the effect of reducing its share price and the Fund's proportionate interest. These include rights offerings in which the Fund does not subscribe. However, the Fund would not subscribe only when the Subadviser believes participation is not consistent with pursuing the Fund's investment objective.

•  Leverage Risk. The Closed-End Funds may employ the use of leverage in their portfolios through borrowing from banks, the issuance of preferred stock, or other methods. While this leverage often serves to increase yield, it also subjects a Closed-End Fund to increased risks. These risks may include the likelihood of increased volatility and the possibility that a Closed-End Fund's common stock income will fall if the interest rate on any borrowings rises. The use of leverage is premised upon the expectation that the cost of leverage will be lower than the return on the investments made with the proceeds. However, if the income or capital appreciation from the securities purchased with such proceeds is not sufficient to cover the cost of leverage or if the Closed-End Fund incurs capital losses, the return to common stockholders, such as the Fund, will be less than if leverage had not been used. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed.

Exchange-Traded Fund Risk

As with conventional mutual funds, ETFs charge asset-based fees. The Fund will indirectly pay a proportional share of the asset-based fees of the ETFs in which the Fund invests. Moreover, ETFs are subject to the following risks that do not apply to conventional mutual funds: (i) the market price of the ETF's shares may trade at a premium or a discount to their NAV; (ii) an active trading market for an ETF's shares may not develop or be maintained; and (iii) there is no assurance that the requirements of the exchange necessary to maintain the listing of an ETF will continue to be met or remain unchanged.

Leveraged ETF Risk

The Closed-End Fund Sleeve may invest in leveraged ETFs. Leveraged ETFs contain all of the risks that non-leveraged ETFs present. Additionally, to the extent the Fund invests in ETFs that achieve leveraged exposure to their underlying indexes through the use of derivative instruments, the Fund will indirectly be subject to leveraging risk. The more these ETFs invest in derivative instruments that give rise to leverage, the more this leverage will magnify any losses on those investments. Leverage will cause the value of an ETF's shares and, to the extent the Fund invests in such ETFs, the Fund's shares, to be more volatile than if the ETF did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of an ETF's portfolio securities or other investments. In addition, to the extent a leveraged ETF borrows money, interest costs on such borrowed money may not be recovered by any appreciation of the securities purchased with the borrowed funds and could exceed the ETF's investment income, resulting in greater losses. The value of a leveraged ETF's shares will tend to increase or decrease more than the value of any increase or decrease in its underlying index due to the fact that the ETF's investment strategies involve consistently applied leverage. Such ETFs often "reset" daily, meaning that they are designed to achieve their stated objectives on a daily basis. Due to the effect of compounding, their performance over longer periods of time can differ significantly from the performance (or inverse of the performance) of their underlying index or benchmark during the same period of time. This effect may be enhanced during the periods of increased market volatility.

Real Estate Securities Risk

Real property investments, including investments in REITs, are subject to varying degrees of risk. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments. The price of real estate company shares also may drop because of the failure of borrowers to pay their loans and poor management. Many real estate companies utilize leverage, which increases investment risk and could adversely affect a company's operations and market value in periods of rising interest rates, as well as risks normally associated with debt financing. The yields available from investments in real

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More Information About the Fund

estate depend on the amount of income and capital appreciation generated by the related properties. Income and real estate values also may be adversely affected by such factors as applicable laws, interest rate levels and the availability of financing. If the properties do not generate sufficient income to meet operating expenses, including, where applicable, debt service, ground lease payments, tenant improvements, third party leasing commissions and other capital expenditures, the income and ability of the real estate company to make payments of any interest and principal on its debt securities will be adversely affected. In addition, real property may be subject to the quality of credit extended to and defaults by borrowers and tenants.

Mortgage-Related Securities Risk

The risks associated with mortgage-related securities include: (1) credit risk associated with the performance of the underlying mortgage properties and of the borrowers owning these properties; (2) adverse changes in economic conditions and circumstances, which are more likely to have an adverse impact on mortgage-related securities secured by loans on certain types of commercial properties than on those secured by loans on residential properties; (3) prepayment risk, which can lead to significant fluctuations in value of the mortgage-related security; (4) loss of all or part of the premium, if any, paid; and (5) decline in the market value of the security, whether resulting from changes in interest rates or prepayments on the underlying mortgage collateral.

Senior Loans Risk

Borrowers under senior loans are more likely to default on their payments of interest and principal owed to the Fund than issuers of investment grade bonds, and such defaults could reduce the Fund's net asset value and income distributions. Such loans are subject to greater credit risks, including the possibility of a default or bankruptcy of the borrower. An economic downturn generally leads to a higher non-payment rate, and a debt obligation may lose significant value before a default occurs. Moreover, the specific collateral used to secure a loan may decline in value or become illiquid, which would adversely affect the loan's value. No active trading market may exist for many loans, which may impair the ability of the Fund to realize full value in the event of the need to liquidate such assets. Adverse market conditions may impair the liquidity of some actively traded loans. In addition, loans may have contractual restrictions on resale, which can delay the sale and adversely impact the sales price.

Inflation-Indexed Securities Risk

The Fund may invest in Closed-End Funds that invest a substantial portion of their investments in inflation-indexed securities. The value of inflation-indexed fixed income securities generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed securities. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed securities.

If inflation is lower than expected during the period a Closed-End Fund holds an inflation-indexed security, the Closed-End Fund may earn less on the security than on a conventional bond.

Any increase in principal value caused by an increase in the index to which the inflation-indexed securities are tied is taxable in the year the increase occurs, even though a Closed-End Fund will not receive cash representing the increase at that time. As a result, certain Closed-End Funds could be required at times to liquidate other investments, including when it is not advantageous to do so, in order to satisfy their distribution requirements as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code").

If real interest rates rise (i.e., if interest rates rise for reasons other than inflation) the value of inflation-indexed securities held by a Closed-End Fund will decline. Moreover, because the principal amount of inflation-indexed securities would be adjusted downward during a period of deflation, a Closed-End Fund will be subject to deflation risk with respect to its investments in these securities. Inflation-indexed securities are tied to indexes that are calculated based on rates of inflation for prior periods. There can be no assurance that such indexes will accurately measure the actual rate of inflation in the prices of goods and services.

Master Limited Partnerships Risk

Certain Closed-End Funds may invest in MLPs. An MLP generally has two classes of partners, the general partner and the limited partners. The general partner normally controls the MLP through an equity interest plus units that are subordinated to the common (publicly traded) units for an initial period and then only converting to common units if certain financial tests are met. Unlike stockholders of a corporation, common unit holders do not elect directors annually and generally have the right to vote only on certain significant events, such as mergers, a sale of substantially all of the partnership assets, removal of the general partner or

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material amendments to the partnership agreement. MLP common units trade on a national securities exchange or over-the-counter. MLP common units and other equity securities can be affected by macroeconomic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards MLPs or the MLPs business sector, changes in a particular issuer's financial condition, or unfavorable or unanticipated poor performance of a particular issuer (in the case of MLPs, generally measured in terms of distributable cash flow). Similar to other equity securities, prices of common units of individual MLPs can also be affected by fundamentals unique to the partnership or company, including earnings power and coverage ratios.

Market Volatility and Securities Selection Risk

The stock market as a whole could go up or down (sometimes dramatically). This could affect the value of the securities in the Fund's portfolio. Further, the performance of "value" stocks and "growth" stocks may rise or decline under varying market conditions — for example, value stocks may perform well under circumstances in which growth stocks in general have fallen. When investing in value stocks that are believed to be undervalued in the market, there is a risk that the market may not recognize a security's intrinsic value for a long period of time, or that a security judged to be undervalued may actually be appropriately priced.

Disciplined Strategy Risk

The Global Dividend Sleeve will not deviate from its strategy, which entails buying and holding securities selected through the selection criteria described under "Principal Investment Strategies and Techniques of the Fund" on page __ of the Prospectus (except under certain circumstances, such as if necessary to comply with federal tax laws applicable to the Fund). The Global Dividend Sleeve will not generally sell securities in its portfolio and buy different securities except during its annual rebalancing or as otherwise set forth in the prospectus, even if there are adverse developments concerning a particular security, company or industry. There can be no assurance that this strategy will be successful.

International Investing Risk

The Fund may invest in foreign securities directly and through the Closed-End Funds. When investing internationally, the value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility. In addition, foreign securities may not be as liquid as domestic securities and are subject to settlement practices and regulatory and financial reporting standards that differ from those in the U.S. Volatility in a single country or region in which the Fund or a Closed-End Fund invests a significant portion of its assets may affect performance. In addition, the markets of emerging market countries are typically more volatile and potentially less liquid than more developed markets. Emerging market countries may have relatively unstable governments and may present the risk of nationalization of businesses, expropriation, confiscatory taxation or, in certain instances, reversion to closed market, centrally planned economies.

Emerging Market Securities Risk

Securities of companies in emerging markets may be more volatile than those of companies in more developed markets. Emerging market countries generally have less developed markets and economies and, in some countries, less mature governments and governmental institutions. Investing in securities of companies in emerging markets may entail special risks relating to potential economic, political or social instability and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment, the lack of hedging instruments, and on repatriation of capital invested. The securities and real estate markets of some emerging market countries have in the past sometimes experienced substantial market disruptions and may do so in the future. The economies of many emerging markets countries may be heavily dependent on international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they wish to trade.

Small and Medium Sized Companies Risk

Companies with smaller market capitalizations (particularly under $1 billion depending on the market) tend to be at early stages of development with limited product lines, market access for products, financial resources, access to new capital, or depth in management. It may be difficult to obtain reliable information and financial data about these companies. Consequently, the securities of smaller companies may not be as readily marketable and may be subject to more abrupt or erratic market movements. Mid-cap companies are subject to these risks to a lesser extent.

Active Trading Risk

As part of the Fund's principal investment techniques, the Fund may engage in active trading of its portfolio securities. Because the Fund may sell a security without regard to how long it has held the security, active trading may have tax consequences for certain

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More Information About the Fund

shareholders, involving a possible increase in short-term capital gains or losses. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund and which will affect the Fund's performance. During periods of increased market volatility, active trading may be more pronounced.

Recent Market Events Risk

The equity and debt capital markets in the United States and internationally have experienced unprecedented volatility. The financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities. Credit has become more scarce worldwide and there has been significant uncertainty in the markets. This environment could make identifying investment risks and opportunities especially difficult for the Adviser and the Subadviser. These market conditions may continue or get worse. In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. The withdrawal of this support, failure of efforts to respond to the crisis, or investor perception that such efforts are not succeeding could also negatively affect financial markets generally. In addition, policy and legislative changes in the United States and in other countries are changing many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

The Fund may also be subject to certain other risks associated with its investments and investment strategies, including:

Convertible Securities Risk

The Fund may invest directly and through the Closed-End Funds in convertible securities. Convertible securities may be affected by interest rate risk, credit risk and fluctuations in the value of the underlying common stock into which these securities may be converted. An issuer may have the right to buy back certain convertible securities at a time unfavorable to the Fund.

Asset-Backed Securities Risk

The Fund may invest directly and through the Closed-End Funds in asset-backed securities. Asset-backed securities involve certain risks in addition to those presented by mortgage-related securities: (1) primarily, these securities do not have the benefit of the same security interest in the underlying collateral as mortgage-related securities and are more dependent on the borrower's ability to pay; (2) credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer laws, many of which give debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due; and (3) most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations.

Prepayment Risk

The Fund may invest directly and through the Closed-End Funds in mortgage-related securities and asset-backed securities, which entail the risk that the underlying principal may be "prepaid" at any time. As a general rule, prepayments increase during a period of falling interest rates and decrease during a period of rising interest rates. As a result of prepayments, the Closed-End Funds may lose potential price appreciation and may be required to reinvest their assets in securities with lower interest rates. In periods of increasing interest rates, prepayments generally may decline, with the effect that the securities subject to prepayment risk held by the Closed-End Funds may exhibit price characteristics of longer-term debt securities. Generally, long-term bonds are more interest-rate sensitive.

REIT Risk

The Fund may invest directly and through the Closed-End Funds in REITs. Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the 1940 Act. REITs are also subject to interest rate risks.

Sector Concentration Risk

Some Closed-End Funds invest substantially, or even exclusively, in one sector or industry group and therefore carry risk of the particular sector or industry group. To the extent a Closed-End Fund focuses its investments in a specific sector, such as energy, utilities or real estate, the Closed-End Fund will be susceptible to adverse conditions and economic or regulatory occurrences affecting the sector or industry group, which tends to increase volatility and result in higher risk.

•  Energy. The energy industry can be significantly affected by the supply of and demand for specific products and services, the supply and demand for oil and gas, the price of oil and gas, exploration and production spending, government regulation,

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world events and economic conditions. The natural resources industry can be significantly affected by events relating to international political developments, energy conservation, the success of exploration projects, commodity prices, and tax and government regulations.

•  Utilities. Issuers in the utility industry are subject to a variety of factors that may adversely affect their business or operations, including: governmental regulation of rates charged to customers; costs associated with compliance with and changes in environmental and other regulations; effects of economic slowdowns and surplus capacity; increased competition from other providers of utility services; inexperience with and potential losses resulting from a developing deregulatory environment; and costs associated with the reduced availability of certain types of fuel, occasionally reduced availability and high costs of natural gas for resale, and the effects of energy conservation policies.

•  Real Estate. Real property investments are subject to varying degrees of risk. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments. The price of real estate company shares also may drop because of the failure of borrowers to pay their loans and poor management. Many real estate companies utilize leverage, which increases investment risk and could adversely affect a company's operations and market value in periods of rising interest rates, as well as risks normally associated with debt financing. Income and real estate values also may be adversely affected by such factors as applicable laws, interest rate levels and the availability of financing.

Loan Participation Risk

Closed-End Funds may invest in loan participations. The lack of a liquid secondary market for such securities may have an adverse impact on the value of such securities and the Closed-End Fund's ability to dispose of particular participations in response to a specific event such as a deterioration in the creditworthiness of the borrower.

Collateral Impairment Risk

Collateral impairment is the risk that the value of the collateral for a loan will fall. Closed-End Funds may invest in collateralized loans which are loans secured by other things of value the borrower owns. Any type of decline in the value of collateral could cause the loan to become undercollateralized or unsecured. In this case, there is usually no requirement to pledge more collateral. Closed-End Funds may invest in loans that are guaranteed or collateralized by the shareholders of private companies.

Municipal Bond Risk

Closed-End Funds may invest in municipal bonds. The market for municipal bonds is generally less liquid than for other securities, and, therefore, the price of municipal bonds may be more volatile and subject to greater price fluctuations than securities with greater liquidity. In addition, an issuer's ability to make income distributions generally depends on several factors, including the financial condition of the issuer and general economic conditions.

IPO Risk

The Fund may invest through Closed-End Funds in equity securities of companies in initial public offerings ("IPOs"). The prices of securities purchased in IPOs can be very volatile. The effect of IPOs on a Closed-End Fund's performance depends on a variety of factors, including the number of IPOs the Closed-End Fund invests in relative to the size of such Fund and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a Closed-End Fund's asset base increases, IPOs often have a diminished effect on such Fund's performance. Companies offering stock in IPOs generally have limited operating histories and may involve greater investment risk.

Hedging Risk

Hedging is a strategy in which the Subadviser uses forward foreign currency contracts in an effort to reduce certain risk characteristics of an underlying security or portfolio of securities. While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market or exchange rates. Moreover, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

Currency Volatility Risk

The value of the Fund's foreign portfolio investments may fluctuate due to changes in currency rates. A decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of the Fund's non-dollar securities.

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More Information About the Fund

Affiliated Fund Rebalancing Risk

The Fund may be an investment option for other mutual funds for which SunAmerica serves as investment adviser that are managed as "fund of funds." From time to time, the Fund may experience relatively large redemptions or investments due to the rebalancing of a fund of funds. In the event such redemptions or investments, the Fund could be required to sell securities or to invest cash at a time when it is not advantageous to do so.

Covered Call Writing Risk

The Fund may invest in Closed-End Funds that engage in a strategy known as "covered call option writing," which is designed to produce income from option premiums and offset a portion of a market decline in the underlying security. The writer (seller) of a covered call option forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

Hedging Strategies Risk

The Preferred Sleeve and the Closed-End Fund Sleeve may employ hedging strategies, including the use of futures and forward contracts on foreign currencies, in which the Subadviser uses a derivative in an effort to reduce certain risk characteristics of any underlying security or portfolio of securities and/or to hedge the foreign currency risk in these two sleeves. While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market for exchange rates. Moreover, while hedging can reduce or eliminated losses, it can also reduce or eliminate gains. The Global Dividend Sleeve will generally not use hedging techniques, which may cause it to be more susceptible to general market declines than other sleeves.

Derivatives and Structured Instruments Risk

Certain Closed-End Funds may invest in, or enter into, derivatives such as forward contacts, options, futures contracts, options on futures contracts and swap agreements. Derivatives may be purchased on established exchanges or through privately negotiated transactions. Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative. Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on a Closed-End Fund's performance. The market for many derivatives is, or suddenly can become, illiquid. Successful use of derivatives also is subject to the ability of the Closed-End Fund's manager to predict correctly movements in the direction of the relevant market and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the derivatives. Structured notes and other related instruments carry risks similar to those of more traditional derivatives such as futures, forward and option contracts. Structured instruments may entail a greater degree of market risk and volatility than other types of debt obligations.

U.S. Government Securities Risk

The Fund invests in U.S. government securities through investment in Closed-End Funds. Securities issued or guaranteed by federal agencies or authorities and U.S. government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Bank are neither insured nor guaranteed by the U.S. government. These securities may be supported only by the credit of the issuing agency, authority, instrumentality or enterprise or by the ability to borrow from the U.S. Treasury and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury.

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GLOSSARY

Large-cap companies and Mid-cap companies generally have a substantial record of operations (i.e., in business for at least five years) and are listed for trading on the New York Stock Exchange or another national or international stock exchange or, in some cases, are traded over the counter. Small-cap companies generally will be companies that have been in business for a shorter period of time.

Debt ratings. The two best-known debt rating agencies are Standard & Poor's Rating Services, a Division of The McGraw-Hill Companies, Inc., and Moody's Investors Service, Inc. "Investment grade" refers to any security rated "BBB" or above by Standard & Poor's or "Baa" or above by Moody's.

INVESTMENT AND OTHER TERMINOLOGY

Acquired Fund Fees and Expenses are expenses incurred indirectly by the Fund as a result of the investments in shares of one or more "acquired funds," as defined in the registration form applicable to the Fund, which includes investments in Closed-End Funds.

Active trading means that the Fund may engage in frequent trading of portfolio securities to achieve its investment goal. In addition, because the Fund may sell a security without regard to how long it has held the security, active trading may have tax consequences for certain shareholders, involving a possible increase in short-term capital gains or losses. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund and could affect its performance. During periods of increased market volatility, active trading may be more pronounced.

Annual rebalancing. The Global Dividend Sleeve will rebalance its holdings on an annual basis, immediately after which the Fund will hold approximately an equal value of each of the securities selected. SunAmerica will implement the rebalancing by purchasing new securities that meet the selection criteria, selling securities that no longer meet the selection criteria, and adjusting the Fund's ownership of securities that continue to meet the criteria in order to achieve the proper weightings of each of the securities.

Asset-backed securities issued by trusts and special purpose corporations are backed by a pool of assets, such as credit card or automobile loan receivables representing the obligations of a number of different parties.

Capital appreciation is growth of the value of an investment.

Closed-end funds are a type of investment company bought and sold on a securities exchange. Unlike most ETFs, closed-end funds are actively managed to meet their investment objective and may trade at a premium or discount from their net asset value, which may be substantial.

Convertible securities are hybrid securities that combine the investment characteristics of bonds and common stocks. Convertible securities typically consist of debt or perpetual preferred securities that may be converted within a specified period of time into a certain amount of common stock or other equity security of the same or a different issuer at a predetermined price. In some cases, conversion may be mandatory. They also include fixed income securities with warrants or common stock attached and hybrid and synthetic securities combining the features of debt securities and equity securities. Convertible securities entitle the holder to receive interest paid or accrued on debt, or dividends paid or accrued on preferred stock, until the security matures or is redeemed, converted or exchanged.

Convertible securities also include contingent capital securities (sometimes referred to as "CoCos"). These securities provide for mandatory conversion into common shares of the issuer under certain circumstances. The mandatory conversion might relate, for instance, to maintenance of a capital minimum, whereby falling below the minimum would trigger automatic conversion. Since the common stock of the issuer may not pay a dividend, investors in these instruments could experience a reduced income rate, potentially to zero and conversion would deepen the subordination of the investor (worsening standing in a bankruptcy). In addition, some such instruments have a set stock conversion rate that would cause an automatic write-down of capital if the price of the stock is below the conversion price on the conversion date.

Current income means money that is received on an ongoing basis from investments.

A derivative is a financial instrument, such as an option or futures contract, whose value is based on the performance of an underlying asset or an external benchmark, such as the price of a specified securities or an index.

Defensive investments include high quality fixed income securities, repurchase agreements and other money market instruments. The Preferred Sleeve and the Closed-End Fund Sleeve may make temporary defensive investments in response to adverse market, economic, political or other conditions. To the extent a sleeve takes a defensive position, it may miss out on investment opportunities that could have

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More Information About the Fund

resulted from investing in accordance with its principal investment strategies. As a result, the Fund may not achieve its investment goal. The Global Dividend Sleeve does not take temporary defensive positions.

An "emerging market" country is generally a country with a low or middle income economy or that is in the early stages of its industrial cycle.

Equity securities, such as common stocks, represent shares of equity ownership in a corporation. Common stocks may or may not receive dividend payments. Certain securities have common stock characteristics, including certain convertible securities such as convertible bonds, convertible preferred stock, rights and warrants, and may be classified as equity securities. Investments in equity securities and securities with equity characteristics include:

•  Convertible securities are securities (such as bonds or preferred stocks) that may be converted into common stock of the same or a different company.

•  Rights represent a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance before the stock is offered to the general public.

•  Warrants are rights to buy common stock of a company at a specified price during the life of the warrant.

Exchange-traded funds ("ETFs") are generally structured as investment companies and are traded like traditional equity securities on a national securities exchange. ETFs are typically designed to represent a fixed portfolio of securities designed to track a particular market index.

Fixed income securities generally provide consistent interest or dividend payments. They include corporate bonds, notes, debentures, convertible securities, U.S. government securities and mortgage-backed and asset-backed securities. The issuer of a senior fixed income security is obligated to make payments on this security ahead of other payments to security holders. An investment grade fixed income security is rated in one of the top four ratings categories by a debt rating agency (or is considered of comparable quality by the Subadviser).

Foreign securities are issued by companies located outside of the United States, including emerging markets. Foreign securities may include American Depositary Receipts (ADRs) or other similar securities that convert into foreign securities, such as European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs).

High yield securities are securities rated below investment grade by Standard & Poor's or Moody's or unrated securities determined by the Subadviser to be of equivalent quality. These securities are commonly referred to as "high yield" or "junk" securities.

Illiquid securities are securities that cannot easily be sold within seven days by virtue of the absence of a readily available market or legal or contractual restriction on resale. Certain restricted securities (such as Rule 144A securities) are not generally considered illiquid because of their established trading market.

Inflation-indexed securities are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. There are two common structures. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the index based accruals as part of a semiannual coupon. The Fund and the Closed-End Funds may invest in inflation-indexed securities issued in any country.

An IPO is an initial public offering. The Closed-End Funds may purchase equity securities in initial public offerings. Securities purchased in IPOs generally have limited operating histories and may involve greater investment risk.

Loan assignments are purchased from a lender and typically result in the purchaser succeeding to all rights and obligations under the loan agreement between the assigning lender and the borrower. However, loan assignments may be arranged through private negotiations, and the rights and obligations acquired by the purchaser of a loan assignment may differ from, and be more limited than, those held by the assigning lender.

Loan participations are investments in which the Fund acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. The highly leveraged nature of many such loans may make such loans especially vulnerable to adverse changes in economic or market conditions. As a result, the Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value.

MLPs are limited partnerships whose interests (limited partnership units) are traded on securities exchanges like shares of corporate stock. Currently, most MLPs operate in the energy, natural resources or real estate sectors. Due to their partnership structure, MLPs generally do not pay income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to

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double taxation (i.e., corporate level tax and tax on corporate dividends). The amount of cash that any MLP has available to pay its unit holders in the form of distributions/dividends depends generally on the amount of cash flow generated from such company's operations. Distributions from an MLP often exceed the MLP's taxable income, decreasing the tax basis of the MLP's units and increasing a holder's taxable gain or decreasing a holder's taxable loss at the time of disposal of such MLP units.

The MSCI ACWI Index is a free float-adjusted market capitalization index designed to measure the equity market performance of 45 global developed and emerging markets. An index is not managed and an investor cannot invest directly in an index.

Mortgage-backed securities directly or indirectly provide funds for mortgage loans made to residential home buyers. These include securities that represent interests in pools of mortgage loans made by lenders such as commercial banks, savings and loan institutions, mortgage bankers and others.

A municipal security is a debt obligation of a state or local government entity, which may support general governmental needs or special projects.

There are two basic types of preferred securities, traditional preferred securities and hybrid-preferred securities. The Fund may also invest in floating rate preferred securities.

•  Traditional preferred securities pay fixed or floating rate dividends. However, these claims are subordinated to more senior creditors, including senior debt holders. "Preference" means that a company must pay dividends on its preferred securities before paying any dividends on its common stock, and the claims of preferred securities holders are ahead of common stockholders' claims on assets in a corporate liquidation. Holders of preferred securities usually have no right to vote for corporate directors or on other matters. Preferred securities share many investment characteristics with both common stock and bonds.

•  Hybrid-preferred securities are debt instruments with characteristics similar to those of traditional preferred securities. Hybrid preferred securities may be issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated trust or partnership of the corporation, generally in the form of preferred interests in subordinated debentures or similarly structured securities. Hybrid preferred holders generally have claims to assets in a corporate liquidation that are senior to those of traditional preferred securities but subordinate to those of senior debt holders. Certain subordinated debt and senior debt issues that have preferred characteristics are also considered to be part of the broader preferred securities market.

•  Floating rate preferred securities provide for a periodic adjustment in the interest rate paid on the securities. The terms of such securities provide that interest rates are adjusted periodically based upon an interest rate adjustment index. The adjustment intervals may be regular, and range from daily up to annually, or may be event-based, such as a change in the short-term interest rate. Floating rate securities provide the Fund with a certain degree of protection against rising interest rates, although the interest rates of floating rate securities will participate in any declines in interest rates as well.

REITs are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITS invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Unlike corporations, REITs are not taxed on income distributed to their shareholders, provided they comply with the applicable requirements of the Code. The Fund will indirectly bear its proportionate share of any management and other expenses that may be charged by the REITs in which it invests, in addition to the expenses paid by the Fund.

Short-term investments include money market securities such as short-term U.S. government obligations, repurchase agreements, commercial paper, bankers' acceptances and certificates of deposit. These securities provide the Fund with sufficient liquidity to meet redemptions and cover expenses.

A value-oriented philosophy is that of investing in securities believed to be undervalued in the market. The selection criteria used in connection with a value philosophy are usually calculated to identify stocks of companies with solid financial strength that have attractive valuations (e.g., as measured by low price/earnings ratios) and that may have been generally overlooked by the market.

U.S. government securities are issued or guaranteed by the U.S. government, its agencies and instrumentalities. Some U.S. government securities are issued or unconditionally guaranteed by the U.S. Treasury. They are of the highest possible credit quality. While these securities are subject to variations in market value due to fluctuations in interest rates, they will be paid in full if held to maturity. Other U.S. government securities that are issued by agencies or instrumentalities of the U.S. government are neither direct

33

More Information About the Fund

obligations of, nor guaranteed by, the U.S. Treasury. However, they involve federal sponsorship in one way or another. For example some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality.

RISK TERMINOLOGY

Active Trading Risk: As part of the Fund's principal investment techniques, the Fund may engage in active trading of its portfolio securities. Because the Fund may sell a security without regard to how long it has held the security, active trading may have tax consequences for certain shareholders, involving a possible increase in short-term capital gains or losses. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund and which will affect the Fund's performance. During periods of increased market volatility, active trading may be more pronounced.

Bond Market Volatility Risk: The bond markets as a whole could go up or down (sometimes dramatically). This could affect the value of the fixed income investments in the Fund's portfolio.

Closed-End Fund Risk: The Fund's investments in Closed-End Funds generally reflect the risks of the underlying securities they hold. The Fund will indirectly bear its proportionate share of the management and other expenses that are charged by the Closed-End Funds in addition to the expenses paid by the Fund. In addition, shares of Closed-End Funds are subject to a number of risks which are related directly to their structure. First, shares of Closed-End Funds frequently trade at a discount from their net asset value, which is a risk separate and distinct from the risk that the Fund's net asset value could decrease as a result of its investment activities. Second, many Closed-End Funds include leverage in their capital structure as a part of a strategy designed to enhance the level of income and capital appreciation to their shareholders. The presence of leverage in the Closed-End Fund structure introduces both increased volatility of net asset value, and the potential for greater variability in the dividends paid by the Closed-End Funds, as the cost of borrowings often changes up or down with the general level of interest rates.

Credit Risk: The Fund invests in fixed income or preferred securities with various credit ratings. The creditworthiness of the issuer is always a factor in analyzing fixed income securities. An issuer with a lower credit rating will be more likely than a higher-rated issuer to default or otherwise become unable to honor its financial obligations.

The Fund may invest in "high yield" (or "junk") securities, which are considered speculative. High yield securities carry a substantial risk of default or they may already be in default. The market price for such securities may fluctuate more than higher-quality securities and may decline significantly. In addition, it may be more difficult for the Fund or a Closed-End Fund to dispose of junk securities or to determine their value. Junk securities may contain redemption or call provisions that, if exercised during a period of declining interest rates, may force the Fund or a Closed-End Fund to replace the security with a lower yielding security, which would decrease the return of the Fund.

Disciplined Strategy Risk: The Global Dividend Sleeve will not deviate from its strategy (except to the extent necessary to comply with federal tax laws or other applicable laws). If the Global Dividend Sleeve is committed to a strategy that is unsuccessful, the Fund will not meet its investment goal. Because the Global Dividend Sleeve generally will not use certain hedging techniques available to the Preferred and Closed-End Fund Sleeves to reduce stock market exposure, this portion of the Fund may be more susceptible to general market declines than other sleeves.

Emerging Markets Securities Risk: Securities of companies in emerging markets may be more volatile than those of companies in more developed markets. Emerging market countries may have relatively unstable governments and may present the risk of nationalization of business, expropriation, confiscatory taxation or, in certain instances, reversion to closed market, centrally planned economies.

Exchange-Traded Fund Risk: The Fund may invest directly and through the Closed-End Funds in ETFs. Most ETFs are investment companies whose shares are purchased and sold on a securities exchange. An ETF represents a portfolio of securities designed to track a particular market segment or index. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. In addition, an ETF may fail to accurately track the market segment or index that underlies its investment objective. The price of an ETF can fluctuate, and the Fund could lose money investing in an ETF.

Financial Services Risk: The Preferred Sleeve expects to invest a substantial portion of its investments in the financial services sector, including the banking, brokerage and insurance industries. As a result, events affecting issuers in the financial services sector

34

may cause the Fund's share value to fluctuate. Economic downturns, credit losses and severe price competition can negatively affect this industry. The profitability of financial services companies is dependent on the availability and cost of capital and can fluctuate significantly when interest rates change. Financial services companies are also subject to extensive government regulation.

Inflation-Indexed Securities Risk: The Fund may invest in inflation-indexed securities directly and through the Closed-End Funds. The value of inflation-indexed securities generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. If inflation is lower than expected during the period the Fund or a Closed-End Fund holds an inflation-indexed security, the Fund may earn less on the security than on a conventional bond. If real interest rates rise (i.e., if interest rates rise for reasons other than inflation), the value of inflation-indexed securities held by the Fund or a Closed-End Fund will decline. Inflation-indexed securities are tied to indexes that are calculated based on rates of inflation for prior periods. There can be no assurance that such indexes will accurately measure the actual rate of inflation in the prices of goods and services.

Interest Rate Fluctuation Risk: Interest rates and bond prices typically move inversely to each other. Thus, as interest rates rise, the prices of debt securities typically fall and as interest rates fall, the prices of such securities typically rise. Longer-term and lower coupon debt securities tend to be more sensitive to changes in interest rates.

International Investing Risk: The Fund may invest in foreign securities directly and through the Closed-End Funds. When investing internationally, the value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility. In addition, foreign securities may not be as liquid as domestic securities and are subject to settlement practices and regulatory and financial reporting standards that differ from those in the U.S. Volatility in a single country or region in which the Fund or a Closed-End Fund invests a significant portion of its assets may affect performance. In addition, the markets of emerging market countries are typically more volatile and potentially less liquid than more developed markets. Emerging market countries may have relatively unstable governments and may present the risk of nationalization of businesses, expropriation, confiscatory taxation or, in certain instances, reversion to closed market, centrally planned economies.

Leveraged ETF Risk: ETFs in which the Closed-End Funds invest may borrow money for investment purposes, a practice commonly referred to as "leveraging." An ETF may also seek to employ leverage through the use of derivatives, such as futures, options or swaps. The use of leverage by ETFs is limited by law and regulation. Nevertheless, the use of leverage by the ETFs may increase exposure to fluctuations in the prices of the leveraged ETF's assets, thereby making any change in the leveraged ETF's net asset value greater than without the use of leverage. Leverage could result in increased volatility of returns. Additionally, the interest and additional costs that the leveraged ETF pays to borrow money or engage in derivative transactions could reduce or eliminate the leveraged ETF's net investment profits. A leveraged ETF will also be expected to comply with asset coverage requirements which could force the leveraged ETF to sell certain portfolio holdings or reduce its derivatives positions at a time which may be disadvantageous to the leveraged ETF.

Market Volatility and Securities Selection Risk: The Fund invests significantly in equity securities. As with any fund that invests in equity securities, the value of your investment in the Fund may fluctuate in response to stock market movements. You should be aware that the performance of "value" stocks and "growth" stocks may rise or decline under varying market conditions — for example, "value" stocks may perform well under circumstances in which "growth" stocks in general have fallen. When investing in value stocks that are believed to be undervalued in the market, there is a risk that the market may not recognize a security's intrinsic value for a long period of time, or that a security judged to be undervalued may actually be appropriately priced. In addition, individual securities selected for the Fund may underperform the market generally.

Master Limited Partnerships Risk: Certain Closed-End Funds may purchase securities issued by MLPs. The risks of investing in MLPs are generally those inherent in investing in a partnership as opposed to a corporation. There may be less protections afforded investors in an MLP than investors in a corporation. Additional risks are those associated with the specific industry or industries in which the partnership invests.

Mortgage-Related Securities Risk: The risks associated with mortgage-related securities include: (1) credit risk associated with the performance of the underlying mortgage properties and of the borrowers owning these properties; (2) adverse changes in economic conditions and circumstances, which are more likely to have an adverse impact on mortgage-related securities secured by loans on certain types of commercial properties than on those secured by loans on residential properties; (3) prepayment risk, which can lead to significant fluctuations in value of the mortgage-related security; (4) loss of all or part of the premium, if any, paid; and (5) decline in the market value of the security, whether resulting from changes in interest rates or prepayments on the underlying mortgage collateral.

35

More Information About the Fund

Preferred Securities Risk: Preferred securities are subject to bond market volatility risk, credit risk and interest rate fluctuation risk. In addition, preferred securities are subordinated to other securities in the issuer's capital structure and are subject to the risk that the issuer will fail to make dividends or other distributions on the preferred securities when due because other claims on the issuer's assets take priority. Certain preferred securities are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows. Preferred securities may be less liquid than many other types of securities or may be subject to the risk of being redeemed prior to their scheduled date.

Real Estate Securities Risk: The Fund may invest directly and through the Closed-End Funds in real estate securities, including REITs. Real estate securities are subject to the risk that property values may fall due to increasing vacancies or declining rents. The price of real estate securities also may decline because of the failure of borrowers to pay their loans and poor management. Many real estate companies utilize leverage, which increases investment risk and could adversely affect a company's operations and market value in periods of rising interest rates, as well as risks normally associated with debt financing. Income and real estate values also may be adversely affected by such factors as applicable laws, interest rate levels and the availability of financing.

Recent Market Events Risk: The equity and debt capital markets in the United States and internationally have experienced unprecedented volatility. The financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities. Credit has become more scarce worldwide and there has been significant uncertainty in the markets. This environment could make identifying investment risks and opportunities especially difficult for the Adviser and the Subadviser. These market conditions may continue or get worse. In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. The withdrawal of this support, failure of efforts to respond to the crisis, or investor perception that such efforts are not succeeding could also negatively affect financial markets generally. In addition, policy and legislative changes in the United States and in other countries are changing many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

Regulatory Risk: Regulatory changes affecting the issuers of certain preferred securities may adversely affect their performance. The potential impact of these new regulations on preferred securities is unclear at this time. Such regulatory changes may increase issuers' incentives to call or redeem a security prior to a specified date. Furthermore, from time to time, preferred securities have been, and may in the future be, offered having features other than those described in this Prospectus.

Senior Loans Risk: The Fund may invest directly and through the Closed-End Funds in senior secured floating rate loans and other secured floating rate debt obligations. Borrowers under these loans are more likely to default on their payments of interest and principal owed to the Fund than issuers of investment grade bonds, and such defaults could reduce the Fund's net asset value and income distributions. Such loans are subject to greater credit risks, including the possibility of a default or bankruptcy of the borrower. An economic downturn generally leads to a higher non-payment rate, and a debt obligation may lose significant value before a default occurs. Moreover, the specific collateral used to secure a loan may decline in value or become illiquid, which would adversely affect the loan's value. No active trading market may exist for many loans, which may impair the ability of the Fund to realize full value in the event of the need to liquidate such assets. Adverse market conditions may impair the liquidity of some actively traded loans. In addition, loans may have contractual restrictions on resale, which can delay the sale and adversely impact the sales price.

Small and Medium Sized Companies Risk: Securities of small and medium sized companies are usually more volatile and entail greater risks than securities of large companies.

36

Fund Management

FUND MANAGEMENT

Adviser. SunAmerica Asset Management Corp. ("SunAmerica" or the "Adviser") provides various administrative services, and supervises the daily business affairs of the Fund. SunAmerica has selected a subadviser ("Subadviser") to manage the Fund's Preferred Sleeve and Closed-End Fund Sleeve. The Subadviser is responsible for decisions to buy and sell securities, selection of broker-dealers and negotiation of commission rates for the Preferred Sleeve and the Closed-End Fund Sleeve. SunAmerica may terminate the agreement with the Subadviser without shareholder approval. Moreover, SunAmerica has received an exemptive order from the SEC that permits SunAmerica, subject to certain conditions, to enter into agreements relating to the Fund with unaffiliated Subadvisers approved by the Board of Trustees without obtaining shareholder approval. The exemptive order also permits SunAmerica, subject to the approval of the Board but without shareholder approval, to employ new unaffiliated Subadvisers for new or existing Funds, change the terms of particular agreements with unaffiliated Subadvisers or continue the employment of existing unaffiliated Subadvisers after events that would otherwise cause an automatic termination of a subadvisory agreement. Shareholders of the Fund have the right to terminate an agreement with Subadvisers for the Fund at any time by a vote of the majority of the outstanding voting securities of such Fund. Shareholders will be notified of any Subadviser changes. The termination and subsequent replacement of a Subadviser can increase transaction costs and portfolio turnover rates, which may result in distributions of short-term capital gains and other tax consequences to shareholders. The order also permits the Fund to disclose the Subadvisers' fees only in the aggregate for the Fund.

SunAmerica is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311-4992. SunAmerica was organized in 1982 under the laws of Delaware, and managed, advised or administered approximately $50.2 billion of assets as of December 31, 2012. In addition to managing the Fund, SunAmerica serves as investment adviser, manager and/or administrator for VALIC Company I, VALIC Company II, Anchor Series Trust, SunAmerica Equity Funds, SunAmerica Income Funds, SunAmerica Money Market Funds, Inc., Seasons Series Trust, SunAmerica Series Trust, SunAmerica Series, Inc., and SunAmerica Senior Floating Rate Fund, Inc.

Pursuant to an Investment Advisory and Management Agreement, the Fund pays SunAmerica a management fee at the annual rate of 1.00% of the average daily net assets of the Fund.

A discussion regarding the basis for the Board of Trustees' approval of the Investment Advisory and Management Agreement and Subadvisory Agreement of the Fund will be available in the Fund's [annual] report to shareholders for the period ending October 31, 2013.

SunAmerica has contractually agreed to waive fees and/or reimburse expenses to the extent noted in the footnotes to the Fee and Expense Table of this Prospectus. Any waivers or reimbursements made by SunAmerica are subject to recoupment from the Fund within the two years after the occurrence of the waiver and/or reimbursement, provided that the Fund is able to effect such payment to SunAmerica and remain in compliance with the expense limitations in effect at the time the waivers and/or reimbursements occurred.

Please see additional information on the distribution-related payments made by SunAmerica under "Distributor" on page [ ].

Subadviser. Cohen & Steers is a registered investment adviser located at 280 Park Avenue, New York, New York 10017. It was formed in 1986 and its clients include pension plans, endowment funds and investment companies, including each of the open-end and closed-end Cohen & Steers funds. As of March 31, 2013, Cohen & Steers managed approximately $49.3 billion in assets. Cohen & Steers is a wholly owned subsidiary of Cohen & Steers, Inc. (CNS), a publicly traded company whose common stock is listed on the NYSE under the symbol "CNS."

Pursuant to a subadvisory agreement (the "Subadvisory Agreement") with respect to the Fund and subject to the oversight and review of SunAmerica, Cohen & Steers will manage the investment and reinvestment of a portion of the assets of the Fund. Cohen & Steers, with respect to the portion of the assets of the Fund that it manages, will: (i) determine the securities to be purchased or sold and execute such documents on behalf of the Fund as may be necessary in connection therewith, (ii) provide SunAmerica with records concerning its activities that SunAmerica or the Fund is required to maintain, and (iii) render regular reports to SunAmerica and to officers and Trustees of the Trust concerning its discharge of the foregoing responsibilities.

For its services under the Subadvisory Agreement, Cohen & Steers will receive a fee, payable monthly, from SunAmerica in an amount calculated as an annual percentage of the average daily net assets of the portion of the Fund that it manages. The subadvisory fee will be 0.40% of net assets on the first $200 million, 0.35% on the next $200 million and 0.30% thereafter.

37

Fund Management

Portfolio Managers. The Preferred Sleeve is managed by William F. Scapell. Mr. Scapell, a Senior Vice President and Portfolio Manager at Cohen & Steers, joined Cohen & Steers in 2003. The Closed-End Fund Sleeve is managed by Douglas R. Bond. Mr. Bond, an Executive Vice President and Portfolio Manager at Cohen & Steers, joined Cohen & Steers in 2004. The Global Dividend Sleeve is managed by Brendan Voege, CFA and Timothy Campion. Mr. Voege, a Senior Vice President and Portfolio Manager at SunAmerica, joined SunAmerica in 2004. Mr. Campion, a Vice President and Portfolio Manager at SunAmerica, joined SunAmerica in 2012.

Additional information about the portfolio managers' compensation, other accounts under management and ownership of the Fund's shares is contained in the SAI.

Distributor. SACS distributes the Fund's shares. SACS, a SunAmerica affiliate, receives the initial and deferred sales charges, all or a portion of which may be re-allowed to other broker-dealers. In addition, the Distributor receives fees under the Fund's Class A and Class C 12b-1 plans.

The Distributor, at its expense, may from time to time provide additional compensation to broker-dealers (including, in some instances, affiliates of the Distributor) in connection with sales of shares of the Fund. This compensation may include: (i) full re-allowance of the front-end sales charge on Class A shares; (ii) additional compensation with respect to the sale of Class A or Class C shares; or (iii) financial assistance to broker-dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding the Fund, and/or other broker-dealer sponsored special events. In some instances, this compensation will be made available only to certain broker-dealers that have sold a significant number of shares of the Fund. Compensation may also include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives for meetings or seminars of a business nature. Compensation may also include various forms of noncash compensation offered through permissible sales contests or otherwise. Broker-dealers may not use sales of the Fund's shares to qualify for this compensation to the extent receipt of such compensation may be prohibited by applicable law or the rules of any self-regulatory agency, such as the Financial Industry Regulatory Authority ("FINRA"). Dealers who receive bonuses or other incentives may be deemed to be underwriters under the Securities Act of 1933, as amended.

In certain instances, SunAmerica or its affiliates may pay distribution-related expenses, including providing the additional compensation to broker-dealers or other financial intermediaries described above. In addition, SunAmerica, the Distributor or their affiliates (including the Servicing Agent) may make substantial payments to broker-dealers or other financial intermediaries and service providers, including affiliates of SunAmerica, for distribution and/or shareholder servicing activities. Some of these distribution-related payments may be made to dealers or financial intermediaries for marketing, promotional, administrative and/or recordkeeping services that may promote sales of Fund shares; these payments are often referred to as "revenue sharing." Such payments may be based on various factors, including levels of assets and/or sales (based on gross or net sales or some other criteria) of one or more funds managed and/or administered by SunAmerica. In some circumstances, those types of payments may relate to the Fund's inclusion on a financial intermediary's preferred list of funds offered to its clients or may create an incentive for a broker-dealer or other financial intermediary or its representatives to recommend or offer shares of the Fund to its customers over other funds that do not have sponsors making similar payments. You should ask your broker-dealer or financial intermediary for more details about any such payments it receives.

Payments by SunAmerica are out of its own resources, including the profits from its advisory fees. Payments by the Distributor may be out of its own resources or fees it receives under the Fund's Class A and Class C 12b-1 Plans. Payments by other affiliates are out of their own resources.

Financial Institution Compensation. If you purchase the Fund through a Financial Institution, the Fund, SunAmerica, the Distributor or their affiliates may pay the Financial Institution for the sale of Fund shares and related services, as described above. These payments may create a conflict of interest by influencing the Financial Institution and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Financial Institution's website for more information.

The SAI contains additional information about payments made to Financial Institutions.

Servicing Agent. SunAmerica Fund Services, Inc. ("SAFS" or the "Servicing Agent") assists the Fund's transfer agent in providing shareholder services. The Servicing Agent, a SunAmerica affiliate, is paid a monthly fee by the Fund for its services at the annual rate of 0.22% of average daily net assets of Class A, Class C and Class W shares of the Fund.

SunAmerica, the Distributor and the Servicing Agent are all located in Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992 and 2929 Allen Parkway, Houston, Texas 77019.

38

Financial Highlights

The Fund has not commenced operations as of the date of this Prospectus. As a result, no financial performance information is available.

39

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For More Information

The following documents contain more information about the Fund and are available free of charge upon request:

Annual and Semi-annual Reports. Additional information about the Fund is contained in the financial statements and portfolio holdings in the Fund's Annual and Semi-annual Reports. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Statement of Additional Information. The SAI contains additional information about the Fund's policies, investment restrictions and business structure. This Prospectus incorporates the SAI by reference, which means it is legally part of this document.

You may obtain copies of these documents or ask questions about the Fund by contacting SunAmerica Fund Services, Inc. at 800-858-8850, by visiting our website at www.safunds.com, or by calling your broker or financial adviser.

View your account online!

Visit our website at www.safunds.com and click on "Shareholder Services and Account Information" in order to:

•  View your account and portfolio balance(s)

•  View the transaction history of your account(s)

•  See the net asset value of the Fund(s) you own

•  Perform financial transactions (some limitations apply)

•  Update account information (some limitations apply)

•  Access year-to-date tax summary information

•  View the dealer information on your account(s)

For Broker/Dealers: You can view your clients' account information online by visiting our website at www.safunds.com and clicking on the "Financial Advisors" link and following the registration prompt which will bring you to the Advisor Center where you will need to click on the DST Vision link. Please call 800.858.8850, x6003 for registration assistance, if needed.

View your shareholder reports online!

Enroll for electronic delivery of Prospectuses and Annual Reports by visiting our website at www.safunds.com and clicking on "Shareholder Services and Account Information," and then the "Go Paperless" option to complete the consent form. Why Go Paperless?

•  Immediate receipt of important Fund information

•  Elimination of bulky documents from personal files.

•  Reduction of the Fund's printing and mailing costs

Once enrolled, paper copies of these documents will be replaced with an e-mail notification that they are available on the Internet. You can even notify us online if your e-mail address changes. You may cancel your enrollment at any time. Please note that the e-mail address you provide will be kept confidential and will only be used for purposes related to the Fund. All personal information is encrypted and is completely secure.

Information about the Fund (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission, Washington, D.C. Call 202-551-8090 for information on the operation of the Public Reference Room. Reports and other information about the Fund is available on the EDGAR Database on the Securities and Exchange Commission's website at http://www.sec.gov and copies may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-1520.

You should rely only on the information contained in this Prospectus. No one is authorized to provide you with any different information.

DISTRIBUTOR: SunAmerica Capital Services, Inc.

INVESTMENT COMPANY ACT
File No. 811-21482

Go Paperless!!

Did you know that you have the option to
receive your shareholder reports online?

By choosing this convenient service, you will no longer receive paper copies of Fund documents such as annual reports, semi-annual reports, prospectuses and proxy statements in the mail. Instead, you are provided with quick and easy access to this information via the Internet.

Why Choose Electronic Delivery?

It's Quick — Fund documents will be received faster than via traditional mail.

It's Convenient — Elimination of bulky documents from personal files.

It's Cost Effective — Reduction of your Fund's printing and mailing costs.

To sign up for electronic delivery, follow these simple steps:

1

Go to

www.safunds.com

2

Click on the link to "Go Paperless!!"

The email address you provide will be kept strictly confidential. Once your enrollment has been processed, you will begin receiving email notifications when anything you receive electronically is available online.

You can return to www.safunds.com at any time to change your email address, edit your preferences or to cancel this service if you choose to resume physical delivery of your Fund documents.

Please note — this option is only available to accounts opened through the Funds.

For information on receiving this report online, see inside back cover.

Distributed by:

SunAmerica Capital Services, Inc.

Investors should carefully consider a Fund's investment objectives, risks, charges and expenses before investing. The prospectus, containing this and other important information, can be obtained from your financial adviser, the SunAmerica Sales Desk at 800-858-8850, ext. 6003, or at www.safunds.com. Read the prospectus carefully before investing.

www.safunds.com

SUBJECT TO COMPLETION, APRIL 12, 2013

The information in this Statement of Additional Information is not complete and may be changed.  We may not sell securities until the registration statement filed with the Securities and Exchange Commission is effective.  This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUNAMERICA SPECIALTY SERIES

SUNAMERICA INCOME EXPLORER FUND

(CLASS A, C, W SHARES)

Statement of Additional Information

dated June [  ], 2013

Harborside Financial Center	General Marketing and
3200 Plaza 5	Shareholder Information
Jersey City, NJ 07311-4992	(800) 858-8850

SunAmerica Specialty Series (the “Trust”) is a mutual fund consisting of six series, one of which is currently offered to shareholders through this Statement of Additional Information (“SAI”):  SunAmerica Income Explorer Fund (the “Fund”).

This SAI is not a prospectus, but should be read in conjunction with the Fund’s Prospectus dated June [  ], 2013 (the “Prospectus”).

The SAI expands upon and supplements the information contained in the current Prospectus of the Trust, and should be read in conjunction with the Prospectus. The Prospectus is incorporated by reference into this SAI, and this SAI is incorporated by reference into the Prospectus. Capitalized terms used herein but not defined have the meanings assigned to them in the Prospectus. You may request a copy of the Fund’s annual and semi-annual reports, when available, at no charge by calling (800) 858-8850.

Class	SunAmerica Income Explorer Fund Ticker Symbols
A Shares	[ ]
C Shares	[ ]
W Shares	[ ]

i

THE TRUST

The Trust, an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), was organized as a Delaware statutory trust on December 31, 2003. The Trust consists of six series, one of which is currently offered to shareholders through this SAI:  SunAmerica Income Explorer Fund (the “Fund”).

On March 5, 2013, the Board of Trustees of the Trust (each trustee a “Trustee” and collectively, the “Board”) authorized the offering of Class A, Class C and Class W shares for the Fund.

The Fund is diversified within the meaning of the 1940 Act. SunAmerica Asset Management Corp. (“SunAmerica” or the “Adviser”) serves as investment manager for the Fund. As described in the Prospectus, SunAmerica has retained Cohen & Steers Capital Management, Inc. (“Cohen & Steers” or the “Subadviser”) to provide subadvisory services to the Fund.

INVESTMENT OBJECTIVES AND POLICIES

The investment goal and policies of the Fund are described in the Fund’s Prospectus. Certain types of securities and financial instruments in which the Fund may invest and certain investment practices the Fund may employ, which are described under “More Information about the Fund — Investment Strategies” in the Prospectus, are discussed more fully below. The Fund’s investment goal, principal investment strategies and principal investment techniques may be changed without shareholder approval.

The Fund may invest in the following securities and financial instruments both directly and indirectly through the Closed-End Funds selected by the Subadviser for the Closed-End Fund Sleeve.  The stated percentage limitations are applied to an investment at the time of purchase unless indicated otherwise.

Warrants and Rights

The Fund may invest in warrants, which give the holder of the warrant a right to purchase a given number of shares of a particular issue at a specified price until expiration (generally two or more years). Such investments generally can provide a greater potential for profit or loss than investments of equivalent amounts in the underlying common stock. The prices of warrants do not necessarily move with the prices of the underlying securities. If the holder does not sell the warrant, he risks the loss of his entire investment if the market price of the underlying stock does not, before the expiration date, exceed the exercise price of the warrant plus the cost thereof.

Investment in warrants is a speculative activity. Warrants pay no dividends and confer no rights (other than the right to purchase the underlying stock) with respect to the assets of the issuer. Rights represent a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance before the stock is offered to the general public, allowing the stockholder to retain the same ownership percentage after the new stock offering.

Convertible Securities

The Fund may invest in convertible securities. Convertible securities are preferred stocks or debt obligations that are convertible into common stock. They generally offer lower interest or dividend yields than non-convertible securities of similar quality. Convertible securities have both equity and fixed-income risk characteristics. Like all fixed income securities, the value of convertible securities is susceptible to the risk of market losses attributable to changes in interest rates. Generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security approaches or exceeds the conversion price of the convertible security, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security, like a fixed income security, tends to trade increasingly on a yield basis, and thus, may not decline in price to the same extent as the underlying common stock. The markets for convertible securities may be less liquid than markets for common stocks or bonds.

Preferred Securities

There are two basic types of preferred securities, traditional and hybrid-preferred securities. Traditional preferred securities consist of preferred stock issued by an entity taxable as a corporation. Preferred stocks, which may offer fixed or floating rate dividends, are perpetual instruments and considered equity securities. Preferred securities are subordinated to senior debt instruments in a company’s capital structure, in terms of priority to corporate income and claim to corporate assets, and therefore will be subject to greater credit risk than debt instruments. Alternatively, hybrid-preferred securities may be issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated trust or partnership of the corporation, generally in the form of preferred interests in subordinated debentures or similarly structured securities. The hybrid-preferred securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates. Hybrid-preferred securities are considered debt securities. Due to their similar attributes, the Adviser and Subadviser also consider senior debt perpetual issues, certain securities with convertible features as well as exchange-listed senior debt issues that trade with attributes of exchange-listed perpetual and hybrid-preferred securities to be part of the broader preferred securities market.

Traditional Preferred Securities. Traditional preferred securities pay fixed or floating dividends to investors and have “preference” over common stock in the payment of dividends and the liquidation of a company’s assets. This means that a company must pay dividends on preferred stock before paying any dividends on its common stock. In order to be payable, distributions on such preferred securities must be declared by the issuer’s board of directors. Income payments on preferred securities may be cumulative, causing dividends and distributions to accumulate even if not declared by the board of directors or otherwise made payable. In such a case, all accumulated dividends must be paid before any dividend on the common stock can be paid. However, many traditional preferred stocks are non-cumulative, in which case dividends do not accumulate and need not ever be paid. The Fund may invest in non-cumulative preferred securities, whereby the issuer does not have an obligation to make up any missed payments to its stockholders. There is no assurance that dividends or distributions on the traditional preferred securities in which the Fund invests will be declared or otherwise made payable. Preferred securities may also contain provisions under which payments must be stopped (i.e., stoppage is compulsory, not discretionary). The conditions under which this occurs may relate to, for instance, capitalization levels. Hence, if a company incurs significant losses that deplete retained earning, automatic payment stoppage could occur. In some cases the terms of the preferred securities provide that the issuer would be obligated to attempt to issue common shares to raise funds for the purpose of making the preferred payments. However, there is no guarantee that the issuer would be successful in placing common shares. Preferred stockholders usually have no right to vote for corporate directors or on other matters. Shares of traditional preferred securities have a liquidation preference that generally equals the original purchase price at the date of issuance. The market value of preferred securities may be affected by, among other factors, favorable and unfavorable changes impacting the issuer or industries in which they operate, movements in interest rates and inflation, and the broader economic and credit environments, and by actual and anticipated changes in tax laws, such as changes in corporate and individual income tax rates. Because the claim on an issuer’s earnings represented by traditional preferred securities may become onerous when interest rates fall below the rate payable on such securities, the issuer may redeem the securities. Thus, in declining interest rate environments in particular, the Fund’s holdings of higher rate-paying fixed rate preferred securities may be reduced, and the Fund may be unable to acquire securities of comparable credit quality paying comparable rates with the redemption proceeds.

Hybrid-preferred Securities. Hybrid-preferred securities are typically junior and fully subordinated liabilities of an issuer or the beneficiary of a guarantee that is junior and fully subordinated to the other liabilities of the guarantor. In addition, hybrid-preferred securities typically permit an issuer to defer the payment of income for eighteen months or more without triggering an event of default. Generally, the maximum deferral period is five years. Because of their subordinated position in the capital structure of an issuer, the ability to defer payments for extended periods of time without default consequences to the issuer, and certain other features (such as restrictions on common dividend payments by the issuer or ultimate guarantor when full cumulative payments on the hybrid preferred securities have not been made), these hybrid-preferred securities are often treated as close substitutes for traditional preferred securities, both by issuers and investors. Hybrid-preferred securities have many of the key characteristics of equity due to their subordinated position in an issuer’s capital structure and because their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows. Hybrid-preferred securities include, but are not limited to, trust preferred securities (TRUPS®); enhanced trust preferred securities (Enhanced TRUPS®); trust-originated preferred securities (TOPrS®); monthly-income preferred securities (MIPS®); quarterly-income bond securities (QUIBS®); quarterly-income debt securities (QUIDS®); quarterly-income preferred securities (QUIPSSM); corporate trust securities (CorTS®); public income notes (PINES®); and other hybrid-preferred securities.(1)

Hybrid-preferred securities are typically issued with a final maturity date. In certain instances, a final maturity date may be extended and/or the final payment of principal may be deferred at the issuer’s option for a specified time without default. No redemption can typically take place unless all cumulative payment obligations have been met, although issuers may be able to engage in open-market repurchases without regard to whether all payments have been paid.

Many hybrid-preferred securities are issued by trusts or other special purpose entities established by operating companies and are not a direct obligation of an operating company. At the time the trust or special purpose entity sells such preferred securities to investors, it purchases debt of the operating company (with terms comparable to those of the trust or special purpose entity securities), which enables the operating company to deduct for tax purposes the interest paid on the debt held by the trust or special purpose entity. The trust or special purpose entity is generally required to be treated as transparent for U.S. federal income tax purposes such that the holders of the trust preferred securities are treated as owning beneficial interests in the underlying debt of the operating company. Accordingly, payments on the hybrid-preferred securities are generally treated as interest rather than dividends for U.S. federal income tax purposes and, as such, are not eligible for the dividends received deduction or the reduced rates of tax that apply to qualified dividend income. The trust or special purpose entity in turn would be a holder of the operating company’s debt and would have priority with respect to the operating

(1)                                 TOPrS is a registered service mark of Merrill Lynch & Co., Inc. MIPS and QUIDS are registered services marks, and QUIPS is a service mark, owned by Goldman, Sachs & Co. QUIBS is a registered service mark owned by Morgan Stanley & Co. Incorporated. CorTS and PINES are registered service marks owned by Citigroup Global Markets Inc.

company’s earnings and profits over the operating company’s common stockholders, but would typically be subordinated to other classes of the operating company’s debt. Typically a preferred security has a credit rating that is lower than that of its corresponding operating company’s senior debt securities.

Within the category of hybrid-preferred securities are senior debt instruments that trade in the broader preferred securities market. These debt instruments, which are sources of long-term capital for the issuers, have structural features similar to other preferred securities such as maturities ranging from 30 years to perpetuity, call features, quarterly payments, exchange listings and the inclusion of accrued interest in the trading price.

In some cases traditional and hybrid securities may include loss absorption provisions that make the securities more equity like. This is particularly true in the financials sector, the largest preferred issuer segment. Events in global financial markets in recent periods have caused regulators to review the function and structure of preferred securities more closely. While loss absorption language is relatively rare in the preferred market today, it may become much more prevalent.

In one version of a preferred security with loss absorption characteristics, the liquidation value of the security may be adjusted downward to below the original par value under certain circumstances. This may occur, for instance, in the event that business losses have eroded capital to a substantial extent. The write down of the par value would occur automatically and would not entitle the holders to seek bankruptcy of the company. Such securities may provide for circumstances under which the liquidation value may be adjusted back up to par, such as an improvement in capitalization and/or earnings.

Another preferred structure with loss absorption characteristics is the contingent capital security (sometimes referred to as “CoCo’s”). These securities provide for mandatory conversion into common shares of the issuer under certain circumstances. The mandatory conversion might relate, for instance, to maintenance of a capital minimum, whereby falling below the minimum would trigger automatic conversion. Since the common stock of the issuer may not pay a dividend, investors in these instruments could experience a reduced income rate, potentially to zero; and conversion would deepen the subordination of the investor, hence worsening standing in a bankruptcy. In addition, some such instruments have a set stock conversion rate that would cause an automatic write-down of capital if the price of the stock is below the conversion price on the conversion date.

Preferred securities may be subject to changes in regulations and there can be no assurance that the current regulatory treatment of preferred securities will continue.

Convertible Preferred Securities. Some preferred securities, generally known as convertible preferred securities, provide for an investor option to convert their holdings into common shares of the issuer. These securities may have lower rates of income than other preferred securities, and the conversion option may cause them to trade more like equities than typical fixed income instruments.

Floating Rate Securities. The Fund may invest in floating rate preferred securities, which provide for a periodic adjustment in the interest rate paid on the securities. The terms of such securities provide that interest rates are adjusted periodically based upon an interest rate adjustment index. The adjustment intervals may be regular, and range from daily up to annually, or may be event-based, such as a change in the prime rate. Because of the interest rate reset feature, floating rate securities provide the Fund with a certain degree of protection against rises in interest rates, although the interest rates of floating rate securities will participate in any declines in interest rates as well.

Investment in Small, Unseasoned Companies

The Fund may invest in the securities of small companies. These securities may have a limited trading market, which may adversely affect their disposition and can result in their being priced lower than might otherwise be the case. It may be difficult to obtain reliable information and financial data on such companies and the securities of these small companies may not be readily marketable, making it difficult to dispose of shares when desirable. A risk of investing in smaller, emerging companies is that they often are at an earlier stage of development and therefore have limited product lines, market access for such products, financial resources and depth in management as compared to larger, more established companies, and their securities may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. In addition, certain smaller issuers may face difficulties in obtaining the capital necessary to continue in operation and may go into bankruptcy, which could result in a complete loss of an investment. Smaller companies also may be less significant factors within their industries and may have difficulty withstanding competition from larger companies. If other investment companies and investors who invest in such issuers trade the same securities when the Fund attempts to dispose of its holdings, the Fund may receive lower prices than might otherwise be obtained. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger, more established companies.

Mid-cap companies may also suffer more significant losses as well as realize more substantial growth than larger, more established issuers. Thus, investments in such companies tend to be more than those in volatile large-cap companies.

Equity Securities

Equity securities include common stock, preferred stock, securities convertible into common or preferred stock and warrants or rights to acquire common stock, including options. Equity securities are subject to financial and market risks and can be expected to fluctuate in value.

Foreign Securities

Investments in foreign securities offer potential benefits not available from investments solely in securities of domestic issuers by offering the opportunity to invest in foreign issuers that appear to offer growth potential, or in foreign countries with economic policies or business cycles different from those of the U.S., or to reduce fluctuations in portfolio value by taking advantage of foreign stock or bond markets that do not move in a manner parallel to U.S. markets. The Fund is authorized to invest without limitation in foreign securities, directly and through Closed-End Funds that invest in foreign securities.

The Fund may invest in securities of foreign issuers in the form of American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts or other similar securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are securities, typically issued by a U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. ADRs may be sponsored or unsponsored. A sponsored ADR is issued by a depositary that has an exclusive relationship with the issuer of the underlying security. An unsponsored ADR may be issued by any number of U.S. depositaries. Holders of unsponsored ADRs generally bear all the costs associated with establishing the unsponsored ADR. The depositary of an unsponsored ADR is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through to the holders of the unsponsored ADR voting rights with respect to the deposited securities or pool of securities. The Fund may invest in either type of ADR. Although the U.S. investor holds a substitute receipt of ownership rather than direct stock certificates, the use of the depositary receipts in the U.S. can reduce costs and delays as well as potential currency exchange and other difficulties. The Fund may purchase securities in local markets and direct delivery of these ordinary shares to the local depositary of an ADR agent bank in the foreign country. Simultaneously, the ADR agents create a certificate that settles at the Fund’s custodian in five days. The Fund may also execute trades on the U.S. markets using existing ADRs. A foreign issuer of the security underlying an ADR is generally not subject to the same reporting requirements in the U.S. as a domestic issuer. Accordingly the information available to a U.S. investor will be limited to the information the foreign issuer is required to disclose in its own country and the market value of an ADR may not reflect undisclosed material information concerning the issuer of the underlying security.

For purposes of the Fund’s investment policies, the Fund’s investments in these types of securities will be deemed to be investments in the underlying securities. Generally ADRs, in registered form, are dollar denominated securities designed for use in the U.S. securities markets, which represent and may be converted into the underlying foreign security. EDRs, in bearer form, are designed for use in the European securities markets.

Investments in foreign securities, including securities of emerging market countries, present special additional investment risks and considerations not typically associated with investments in domestic securities, including reduction of income by foreign taxes; fluctuation in value of foreign portfolio investments due to changes in currency rates and control regulations (i.e., currency blockage); transaction charges for currency exchange; lack of public information about foreign issuers; lack of uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic issuers; less volume on foreign exchanges than on U.S. exchanges; greater volatility and less liquidity on foreign markets than in the U.S.; less regulation of foreign issuers, stock exchanges and brokers than the U.S.; greater difficulties in commencing lawsuits; higher brokerage commission rates, transaction taxes and custodian fees than the U.S.; increased possibilities in some countries of expropriation, confiscatory taxation, political, financial or social instability or adverse diplomatic developments; and the imposition of foreign taxes on investment income derived from such countries and differences (which may be favorable or unfavorable) between the U.S. economy and foreign economies. An emerging market country is one that the World Bank, the International Finance Corporation or the United Nations or its authorities has determined to have a low or middle income economy. Historical experience indicates that the markets of emerging market countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors. The Fund may invest in securities issued by companies located in countries not considered to be major industrialized nations. Such countries are subject to more economic, political and business risk than major industrialized nations, and the securities issued by those companies may be more volatile, less liquid and more uncertain as to payment of dividends, interest and principal.

The performance of investments in securities denominated in a foreign currency (“non-dollar securities”) will depend on, among other things, the strength of the foreign currency against the dollar and the interest rate environment in the country issuing the foreign currency. Absent other events that could otherwise affect the value of non-dollar securities (such as a change in the political climate or an issuer’s credit quality), appreciation in the value of the foreign currency generally can be expected to increase the value of the Fund’s non-dollar securities in terms of U.S. dollars. A rise in foreign interest rates or decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of the Fund’s non-dollar securities. Currencies are evaluated on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data. Because the Fund may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Trust does not price its shares, the value of the Fund’s shares may change on days when a shareholder will not be able to purchase or redeem shares.

Additionally, foreign markets, especially emerging markets, may have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of the Fund is uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement could cause the Fund to miss attractive investment opportunities. The inability to dispose of portfolio securities due to settlement problems could result in losses to the Fund due to subsequent declines in values of the portfolio securities or, if the Fund has entered into a contract to sell the security, possible liability to the purchaser.

For purposes of determining whether a company is a “foreign security,” the Fund uses a country classification assigned by MSCI or another unaffiliated third party data provider.

Investment Company Securities

The Fund may invest in the securities of other open-end or closed-end investment companies. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by an investment company in which it invests.

The Closed-End Fund Sleeve invests in common stocks of closed-end investment companies (“Closed-End Funds”).  The risks of investing in Closed-End Funds include the following:

Market Risk. Common stock prices, including the prices of the Fund’s shares and shares of Closed-End Fund stock, are sensitive to general movements in the stock market. A drop in the stock market may depress the price of common stock. Common stock prices, like other investments, may move up or down, sometimes rapidly and unpredictably. In addition, market prices of the Closed-End Fund shares may be affected by investors’ perceptions regarding Closed-End Funds generally and their underlying investments.

Risk of Market Price Discount from Net Asset Value. Shares of Closed-End Funds frequently trade at a discount from their net asset value. This characteristic is a risk separate and distinct from the risk that net asset value could decrease as a result of investment activities. Whether investors will realize gains or losses upon the sale of shares will depend not upon the Closed-End Funds’ net asset values, but entirely upon whether the market price of the shares at the time of sale is above or below an investor’s purchase price for the shares. The risk of market price discount from net asset value may be greater for Closed-End Funds which use leverage in their capital structure.

Manager Risk. The success of the Fund’s investments in Closed-End Funds is subject to the ability of the Subadviser to select Closed-End Funds and of the Closed-End Funds’ managers to achieve the Closed-End Funds’ investment objectives.

Dividend Risk. Closed-End Fund shares do not assure dividend payments. Dividends are paid only when declared by the board of directors of the Closed-End Funds, and the level of dividends may vary over time. If a Closed-End Fund reduces or eliminates the level of its regular dividends, this may reduce the level of dividends paid by the Fund, and may cause the market prices of the Closed-End Fund’s shares and the Fund’s shares to fall.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of Fund shares and shares of Closed-End Funds and distributions can decline.

Non-Diversification Risk. Certain Closed-End Funds may be classified as “non-diversified” under the 1940 Act. A non-diversified fund has the ability to invest more of its assets in securities of a single issuer than if it were classified as a “diversified” fund, which may increase volatility. If a Closed-End Fund’s investment in an issuer represents a relatively significant percentage of the Closed-End Fund’s portfolio, the value of the portfolio will be more impacted by a loss on that investment than if the portfolio were more diversified.

Risk of Anti-Takeover Provisions. Certain provisions of Closed-End Funds articles of incorporation and by-laws could have the effect of limiting the ability of other entities or persons to acquire control of the Closed-End Funds or to modify their structure. These provisions may inhibit conversion of Closed-End Funds to open-end funds.

Dilution Risk. Strategies may be employed by a Closed-End Fund that, under certain circumstances, have the effect of reducing its share price and the Fund’s proportionate interest. These include rights offerings in which the Fund does not subscribe. However, the Fund would not subscribe only when the Subadviser believes participation is not consistent with pursuing the Fund’s investment objectives.

Portfolio Turnover Risk. The Fund may engage in portfolio trading when considered appropriate.  There are no limits on the rate of portfolio turnover. Closed-End Funds also may not be limited in their portfolio trading activity. Higher turnover rates result in correspondingly greater brokerage commissions and other transactional expenses which are borne by the Fund, directly or through its investment in Closed-End Funds. Higher turnover rates also may be more likely to generate capital gains that must be distributed to Fund shareholders, either as a result of the Fund’s receipt of capital gains from Closed-End Fund transactions or from the Fund’s trading in Closed-End Funds or other investments.

The Fund may also invest in exchange-traded funds (“ETFs”). Most ETFs are investment companies and, therefore, the Fund’s purchase of ETF shares generally is subject to the limitations on, and the risks of, the Fund’s investments in other investment companies. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by an investment company in which it invests. An ETF typically represents a portfolio of securities designed to track a particular market segment or index. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. In addition, an ETF may fail to accurately track the market segment or index that underlies its investment objective. The price of an ETF can fluctuate, and the Fund could lose money from investing in an ETF.

The Fund may also invest a portion of its assets in pooled investment vehicles other than registered investment companies. For example, some vehicles which are commonly referred to as “exchanged-traded funds” may not be registered investment companies because of the nature of their underlying investments. As a stockholder in an investment company or other pooled vehicle, the Fund will bear its ratable share of that investment company’s or vehicle’s expenses, and would remain subject to payment of the fund’s or vehicle’s advisory and administrative fees with respect to assets so invested. Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies or vehicles. In addition, the securities of other investment companies or pooled vehicles may be leveraged and will therefore be subject to leverage risks (in addition to other risks of the investment company’s or pooled vehicle’s strategy). The Fund will also incur brokerage costs when purchasing and selling shares of ETFs and other pooled vehicles.

The Fund may invest in domestic closed-end investment companies that invest in certain foreign markets, including developing countries or emerging markets. The Global Dividend Sleeve may also invest in foreign investment companies that invest in such markets. Some of the countries in which the Fund invests may not permit direct investment by foreign investors, such as the Fund. Investments in such countries may be permitted only through foreign government-approved or authorized investment vehicles, which may include other investment companies. In addition, it may be less expensive and more expedient for the Fund to invest in investment companies in a country that permits direct foreign investment. Investing through such vehicles may involve frequent or layered fees or expenses and may also be subject to limitations under the 1940 Act.

The Fund may invest in passive foreign investment companies (“PFICs”), which are any foreign corporations that generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents and annuities. To the extent that the Fund invests in PFICs, the Fund may elect to recognize income associated with the PFIC prior to the actual receipt of any such income in order to avoid adverse tax consequences (see discussion below under the title “Dividends, Distributions and Taxes”).

In accordance with Section 12(d)(1)(F) of the 1940 Act, the Closed-End Fund Sleeve will be limited by provisions of the 1940 Act that limit the amount the Fund can invest in any one Closed-End Fund to 3% of the Closed-End Fund’s total outstanding stock. As a result, the Closed-End Fund Sleeve may hold a smaller position in a Closed-End Fund than if it were not subject to this restriction. To comply with provisions of the 1940 Act, on any matter upon which Closed-End Fund stockholders are solicited to vote the Subadviser will vote Closed-End Fund shares in the same general proportion as shares held by other stockholders of the Closed-End Fund.

Corporate Transactions Involving Portfolio Companies of the Global Dividend Sleeve

The Global Dividend Sleeve will employ a buy and hold strategy. The Global Dividend Sleeve will not sell securities in its portfolio and buy different securities except during its annual rebalancing or as otherwise set forth in the Prospectus. In the event a corporate transaction such as a reorganization, merger, acquisition or bankruptcy affects the issuer of securities held in the Global Dividend Sleeve’s portfolio, the Fund generally will not alter the portfolio holdings of the Global Dividend Sleeve unless the new security received by the Fund does not meet the Global Dividend Sleeve’s selection criteria. For example, if as a result of a merger, a security held in the Global Dividend Sleeve’s portfolio is automatically exchanged for a security of another company, the Fund would generally continue to hold the newly received security if it met the Global Dividend Sleeve’s selection criteria. If the newly received security did not meet the selection criteria, the portfolio manager would generally dispose of such security and replace it with a security that did meet its selection criteria. In the event that the Global Dividend Sleeve were to receive cash in exchange for its entire position in an issuer upon a corporate event, the Global Dividend Sleeve would generally replace the issuer in its portfolio.

Fixed Income Securities

The Fund may invest in debt securities, including corporate obligations issued by domestic and foreign corporations and governments and money market instruments, without regard to the maturities of such securities.

Fixed income securities are broadly characterized as those that provide for periodic payments to the holder of the security at a stated rate. Most fixed income securities, such as bonds, represent indebtedness of the issuer and provide for repayment of principal at a stated time in the future. Others do not provide for repayment of a principal amount, although they may represent a priority over common stockholders in the event of the issuer’s liquidation. Many fixed income securities are subject to scheduled retirement, or may be retired or “called” by the issuer prior to their maturity dates. The interest rate on certain fixed income securities, known as “variable rate obligations,” is determined by reference to or is a percentage of an objective standard, such as a bank’s prime rate, the 90-day Treasury bill rate, or the rate of return on commercial paper or bank certificates of deposit, and is periodically adjusted. Certain variable rate obligations may have a demand feature entitling the holder to resell the securities at a predetermined amount. The interest rate on certain fixed income securities, called “floating rate instruments,” changes whenever there is a change in a designated base rate.

The market values of fixed income securities tend to vary inversely with the level of interest rates when interest rates rise, their values will tend to decline; when interest rates decline, their values generally will tend to rise. The potential for capital appreciation with respect to variable rate obligations or floating rate instruments will be less than with respect to fixed-rate obligations. Long-term instruments are generally more sensitive to these changes than short-term instruments. The market value of fixed income securities and therefore their yield are also affected by the perceived ability of the issuer to make timely payments of principal and interest.

The Fund may invest in debt securities rated investment grade and below investment grade. “Investment grade” is a designation applied to intermediate and long-term corporate debt securities rated within the highest four rating categories assigned by Standard & Poor’s Rating Service (“S&P”) (AAA, AA, A or BBB, including the + or — designations) or by Moody’s Investors Service (“Moody’s”) (Aaa, Aa, A or Baa, including any numerical designations), or, if unrated, considered by the Adviser or Subadviser to be of comparable quality. The ability of the issuer of an investment grade debt security to pay interest and to repay principal is considered to vary from extremely strong (for the highest ratings) through adequate (for the lowest ratings given above), although the lower-rated investment grade securities may be viewed as having speculative elements as well.

Those debt securities rated “BBB” or “Baa,” while considered to be “investment grade,” may have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. As a consequence of the foregoing, the opportunities for income and gain may be limited. The Fund has no stated policy with respect to the disposition of securities whose ratings fall below investment grade, and each occurrence is examined by the Adviser or Subadviser, as applicable, to determine the appropriate course of action.

Risks of Investing in Lower-rated Bonds. As described above, debt securities in which the Fund may invest include those in the lower rating categories of recognized rating agencies (that is, ratings of Ba or lower by Moody’s or BB or lower by Standard & Poor’s (and comparable unrated securities) (commonly known as “junk securities”). For a description of these and other rating categories, see the Appendix. No minimum rating standard is required for a purchase by the Fund.

Such high-yield bonds can be expected to provide higher yields, but may be subject to greater market price fluctuations and risk of loss of principal than lower yielding, higher-rated fixed income securities. High-yield bonds may be issued by less creditworthy companies or by larger, highly leveraged companies. It should be noted that lower-rated securities are subject to risk factors such as: (a) vulnerability to economic downturns and changes in interest rates; (b) sensitivity to adverse economic changes and corporate developments; (c) redemption or call provisions that may be exercised at inopportune times; (d) difficulty in accurately valuing or disposing of such securities; (e) federal legislation that could affect the market for such securities; and (f) special adverse tax consequences associated with investments in certain high-yield, high-risk bonds.

High-yield bonds, like other bonds, may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Fund would have to replace the security with a lower yielding security, resulting in lower return for investors. Conversely, a high-yield bond’s value will decrease in a rising interest rate market.

There is a thinly traded market for high-yield bonds, and recent market quotations may not be available for some of these bonds. Market quotations are generally available only from a limited number of dealers and may not represent firm bids from such dealers or prices for actual sales. As a result, the Fund may have difficulty valuing the high-yield bonds in their portfolios accurately and disposing of these bonds at the time or price desired. Under such conditions, judgment may play a greater role in valuing certain of the Fund’s portfolio securities than in the case of securities trading in a more liquid market.

Ratings assigned by Moody’s and Standard & Poor’s to high-yield bonds, like those assigned to other bonds, attempt to evaluate the safety of principal and interest payments on those bonds. However, such ratings do not assess the risk of a decline in the market value of those bonds. In addition, ratings may fail to reflect recent events in a timely manner and are subject to change. If a rating with respect to a portfolio security is changed, the Adviser or Subadviser, as applicable, will determine whether the security will be retained based upon the factors the Adviser or Subadviser considers in acquiring or holding other securities in the portfolio. Investment in high-yield bonds may make achievement of the Fund’s objective more dependent on the Adviser’s or Subadviser’s own credit analysis than is the case for higher-rated bonds.

Market prices for high-yield bonds tend to be more sensitive than those for higher-rated securities due to many of the factors described above, including the creditworthiness of the issuer, redemption or call provisions, the liquidity of the secondary trading market and changes in credit ratings, as well as interest rate movements and general economic conditions. In addition, yields on such bonds will fluctuate over time. An economic downturn could severely disrupt the market for high-yield bonds. In addition, legislation impacting high-yield bonds may have a materially adverse effect on the market for such bonds. For example, federally insured savings and loan associations have been required to divest their investments in high yield bonds.

The risk of default in payment of principal and interest on high-yield bonds is significantly greater than with higher-rated debt securities because high-yield bonds are generally unsecured and are often subordinated to other obligations of the issuer, and because the issuers of high-yield bonds usually have high levels of indebtedness and are more sensitive to adverse economic conditions, such as recession or increasing interest rates. Upon a default, bondholders may incur additional expenses in seeking recovery.

As a result of all these factors, the net asset value of the Fund, to the extent it invests in high-yield bonds, is expected to be more volatile than the net asset value of funds that invest solely in higher-rated debt securities. This volatility may result in an increased number of redemptions from time to time. High levels of redemptions in turn may cause the Fund to sell its portfolio securities at inopportune times and decrease the asset base upon which expenses can be spread.

Zero Coupon Bonds, Deferred Interest Bonds and PIK Bonds. Fixed income securities in which the Fund may invest also include zero coupon bonds, deferred interest bonds and bonds on which the interest is payable in kind (“PIK bonds”). Zero coupon and deferred interest bonds are debt obligations issued or purchased at a significant discount from face value. PIK bonds are debt obligations that provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments may experience greater volatility in market value due to changes in interest rates and other factors than debt obligations that make regular payments of interest. The Fund will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities under disadvantageous circumstances to satisfy the Fund’s distribution obligations.

Inflation-Indexed Securities

Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the index-based accruals as part of a semiannual coupon. The Fund may also invest in inflation-indexed securities with other structures or characteristics as such securities become available in the market. It is currently expected that other types of inflation-indexed securities would have characteristics similar to those described below.

The values of inflation-indexed fixed income securities generally fluctuate in response to changes in real interest rates (approximately nominal interest rates minus the inflation rate). Therefore, if inflation rates were to rise faster than nominal interest rates, the value of inflation-indexed securities would likely increase. In contrast, if nominal interest rates increased faster than the inflation rate, the value of inflation-indexed securities would likely decrease. Although the principal value of many inflation-indexed securities declines in periods of deflation, holders at maturity receive no less than the par value of the security. However, if the Fund or a Closed-End Fund purchases inflation-indexed securities in the secondary market whose principal values have been adjusted upward due to inflation since issuance, the Fund may experience a loss if there is a subsequent period of deflation. If inflation is lower than expected during the period the Fund or a Closed-End Fund holds an inflation-indexed security, the Fund may earn less on the security than on a conventional bond. The Fund may invest in inflation-related bonds which do not provide a guarantee of principal. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal amount.

Any increase in principal value caused by an increase in the index the inflation-indexed securities are tied to is taxable in the year the increase occurs, even though the Fund will not receive the adjusted principal amount until the bond matures. Thus, the Fund could be required to sell other securities to pay taxes on this unrealized income, including when it is not advantageous to do so. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

U.S. Treasury Inflation-Protected Securities (“TIPS”) are fixed income securities issued by the U.S. Department of Treasury, the principal amounts of which are adjusted daily based upon changes in the rate of inflation (currently represented by the non-seasonally adjusted Consumer Price Index for All Urban Consumers (“CPI-U”), calculated with a three-month lag). The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a non-U.S. government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can no assurance that the CPI-U or any non-U.S. inflation index will accurately measure the real rate of inflation in the prices of goods and services. In addition, there can be no assurance that the rate of inflation in a non-U.S. country will be correlated to the rate of inflation in the United States.

TIPS have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. TIPS pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. The interest rate on these bonds is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation.

Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed for TIPS, even during a period of deflation. However, because the principal amount of TIPS would be adjusted downward during a period of deflation, the Fund is subject to deflation risk with respect to its investments in these securities. In addition, the current market value of the bonds is not guaranteed and will fluctuate. If the Fund or a Closed-End Fund purchases TIPS in the secondary market whose principal values have been adjusted upward due to inflation since issuance, the Fund may experience a loss if there is a subsequent period of deflation.

Short-Term and Temporary Defensive Instruments

For temporary defensive purposes, the Fund, except the Global Dividend Sleeve and except as described below, may invest up to 100% of its total assets in fixed income securities, including corporate debt obligations and money market instruments rated in one of the two highest categories by a nationally recognized statistical rating organization (or determined by the Subadviser to be of equivalent quality). A description of securities ratings is contained in the Appendix to this SAI.

The Global Dividend Sleeve may invest in money market investments, such as short-term U.S. government obligations, repurchase agreements, commercial paper, bankers’ acceptances and certificates of deposit, to manage cash in connection with pending investments into the securities selected for the Global Dividend Sleeve. The Global Dividend Sleeve’s portfolio managers may also, in their discretion, maintain a cash position in the Global Dividend Sleeve for general cash management purposes (e.g., for liquidity purposes to meet redemptions and expenses), which may be invested in money market instruments. The Global Dividend Sleeve does not intend to invest in money market instruments for temporary defensive purposes, nor does it intend to invest in fixed income securities, as described under “Fixed Income Securities,” above, unless such fixed income securities are of the type of short-term investments described below.

Subject to the limitations described above and below, the following is a description of the types of money market and fixed income securities in which the Fund may invest:

Money Market Securities

Money market securities may include securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, repurchase agreements, commercial paper, bankers’ acceptances, time deposits and certificates of deposit.

Commercial Paper

Commercial paper consists of short-term notes (up to 12 months) issued by domestic and foreign corporations or governmental bodies. Commercial paper also consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by entities in order to finance their current operations. The Fund’s commercial paper investments may include variable amount master demand notes and floating rate or variable rate notes. Variable amount master demand notes and variable amount floating rate notes are obligations that permit the investment of fluctuating amounts by the Fund at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the borrower. Master demand notes permit daily fluctuations in the interest rates, while interest rates under variable amount floating rate notes fluctuate on a weekly basis. These notes permit daily changes in the amounts borrowed. The Fund has the right to increase the amount under these notes at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note without penalty. Because these types of notes are direct lending arrangements between the lender and the borrower, it is not generally contemplated that such instruments will be traded, and there is no secondary market for these notes. Master demand notes are redeemable (and, thus, immediately repayable by the borrower) at face value, plus accrued interest, at any time. Variable amount floating rate notes are subject to next-day redemption 14 days after the initial investment therein. With both types of notes, therefore, the Fund’s right to redeem depends on the ability of the borrower to pay principal and interest on demand. In connection with both types of note arrangements, the Fund considers earning power, cash flow and other liquidity ratios of the issuer. These notes, as such, are not typically rated by credit rating agencies. Unless they are so rated, the Fund, except as noted below, may invest in them only if at the time of an investment the issuer has an outstanding issue of unsecured debt rated in one of the two highest categories by a nationally recognized statistical rating organization. The Fund will generally purchase commercial paper only of companies of medium to large capitalizations (i.e., $1.6 billion or more).

Certificates of Deposit and Bankers’ Acceptances

Certificates of deposit, including Eurodollar certificates of deposit and certificates of deposit issued by domestic or foreign banks located outside the U.S., are receipts issued by a bank in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity.

Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by another bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most maturities are six months or less.

The Fund will generally open interest-bearing accounts only with, or purchase certificates of deposit, time deposits or bankers’ acceptances only from, banks or savings and loan associations whose deposits are federally insured and whose capital is at least $50 million.

Savings Association Obligations and Commercial Bank Obligations

Certificates of deposit are interest-bearing time deposits, issued by mutual savings banks or savings and loan associations with assets in excess of $1 billion and whose deposits are insured by the Federal Deposit Insurance Corporation (“FDIC”). The Fund, as noted below, may also invest in obligations issued by mutual savings banks or savings and loan associations with total assets of less than $1 billion if the principal amount of these obligations owned by the Fund are fully insured by the FDIC.

The Fund may invest in certificates of deposit (interest-bearing time deposits), including Eurodollar certificates of deposit (certificates of deposit issued by domestic or foreign banks located outside the U.S.) and Yankee certificates of deposit (certificates of deposit issued by branches of foreign banks located in the U.S.), domestic and foreign bankers’ acceptances (time drafts drawn on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity) and documented discount notes (corporate promissory discount notes accompanied by a commercial bank guarantee to pay at maturity) representing direct or contingent obligations of commercial banks with total assets in excess of $1 billion, based on the latest published reports. The Fund may also invest in obligations issued by U.S. commercial banks with total assets of less than $1 billion if the principal amounts of these obligations owned by the Fund are fully insured by the FDIC. The Fund may also invest in notes and obligations issued by foreign branches of U.S. and foreign commercial banks.

Corporate Obligations

The Fund may invest in corporate debt obligations (including master demand notes). For a further description of variable amount master demand notes, see the section entitled “Commercial Paper” above.

The Fund may purchase corporate obligations that mature or that may be redeemed in one year or less. These obligations originally may have been issued with maturities in excess of one year.

Repurchase Agreements

See the section entitled “Repurchase Agreements” below.

U.S. Government Securities

The Fund may invest in U.S. Treasury securities, including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These instruments are direct obligations of the U.S. government and, as such, are backed by the “full faith and credit” of the U.S. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances. For these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. government. They are of the highest possible credit quality. These securities are subject to variations in market value due to fluctuations in interest rates, but if held to maturity, are guaranteed by the U.S. government to be paid in full.

The Fund may also invest in securities issued by agencies of the U.S. government or instrumentalities of the U.S. government. These obligations, including those guaranteed by federal agencies or instrumentalities, may or may not be backed by the “full faith and credit” of the U.S. Obligations of the Government National Mortgage Association (“GNMA”), the Farmer’s Home Administration (“FMHA”) and the Export-Import Bank are backed by the full faith and credit of the U.S.

The Fund may also invest in securities issued by U.S. government instrumentalities and certain federal agencies that are neither direct obligations of, nor are they guaranteed by, the U.S. Treasury. However, they involve federal sponsorship in one way or another. For example, some are backed by specific types of collateral; some are supported by the issuer’s right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to, the Federal National Mortgage Association (“FNMA”), the Federal Home Loan Mortgage Corporation (“FHLMC”), Federal Land Banks, Central Bank for Cooperatives, Federal Intermediate Credit Banks and Federal Home Loan Banks. In the case of securities not backed by the full faith and credit of the U.S., the Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the U.S. if the agency or instrumentality does not meet its commitments.

Municipal Securities

The Fund may invest directly and through Closed-End Funds in municipal securities, which includes debt obligations of states, territories or possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities. Municipal securities are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which municipal securities may be issued include the refunding of outstanding obligations, obtaining funds for general operating expenses and lending such funds to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated housing facilities, airport, mass transit, industrial, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. The principal and interest payments for industrial development bonds or pollution control bonds are often the sole responsibility of the industrial user and therefore may not be backed by the taxing power of the issuing municipality. The interest paid on such bonds may be exempt from federal income tax, although current federal tax laws place substantial limitations on the purposes and size of such issues. Such obligations are considered to be municipal securities provided that the interest paid thereon, in the opinion of bond counsel, qualifies as exempt from federal income tax. However, interest on municipal securities may give rise to a federal alternative minimum tax (“AMT”) liability and may have other collateral federal income tax consequences. The Fund does not anticipate meeting the requirements under the Internal Revenue Code of 1986, as amended (the “Code”) to pass through income from municipal securities as tax free to the Fund’s shareholders.

The two major classifications of municipal securities are bonds and notes. Bonds may be further classified as “general obligation” or “revenue” issues. General obligation bonds are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenues derived from a particular facility or class of facilities, and in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Tax exempt industrial development bonds are in most cases revenue bonds and do not generally carry the pledge of the credit of the issuing municipality. Notes are short term instruments which usually mature in less than two years. Most notes are general obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. There are, of course, variations in the risks associated with municipal securities, both within a particular classification and between classifications.

Mortgage-Backed Securities

The Fund may, in addition to the U.S. government securities noted above, invest in mortgage-backed securities (including private mortgage-backed securities), such as GNMA, FNMA or FHLMC certificates (as described below), which represent an undivided ownership interest in a pool of mortgages. The mortgages backing these securities include conventional thirty-year fixed-rate mortgages, fifteen-year fixed-rate mortgages, graduated payment mortgages and adjustable rate mortgages. The U.S. government or the issuing agency guarantees the payment of interest and principal of these securities. However, the guarantees do not extend to the securities’ yield or value, which are likely to vary inversely with fluctuations in interest rates. These certificates are in most cases pass-through instruments, through which the holder receives a share of all interest and principal payments, including prepayments, on the mortgages underlying the certificate, net of certain fees.

The yield on mortgage-backed securities is based on the average expected life of the underlying pool of mortgage loans. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the average life of a particular issue of pass-through certificates. Mortgage-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying mortgage obligations. Thus, the actual life of any particular pool will be shortened by any unscheduled or early payments of principal and interest. Principal prepayments generally result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages. The occurrence of prepayments is affected by a wide range of economic, demographic and social factors. Yield on such pools is usually computed by using the historical record of prepayments for that pool, or, in the case of newly issued mortgages, the prepayment history of similar pools. The actual prepayment experience of a pool of mortgage loans may cause the yield realized by the Fund to differ from the yield calculated on the basis of the expected average life of the pool.

Prepayments tend to increase during periods of falling interest rates, while during periods of rising interest rates prepayments will most likely decline. When prevailing interest rates rise, the value of a pass-through security may decrease as does the value of other debt securities, but, when prevailing interest rates decline, the value of a pass-through security is not likely to rise on a comparable basis with other debt securities because of the prepayment feature of pass-through securities. The reinvestment of scheduled principal payments and unscheduled prepayments that the Fund receives may occur at higher or lower rates than the original investment, thus affecting the yield of the Fund. Monthly interest payments received by the Fund have a compounding effect, which may increase the yield to shareholders more than debt obligations that pay interest semi-annually. Because of those factors, mortgage-backed securities may be less effective than U.S. Treasury bonds of similar maturity at maintaining yields during periods of declining interest rates. Accelerated prepayments adversely affect yields for pass-through securities purchased at a premium (i.e., at a price in excess of principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-through securities purchased at a discount. The Fund may purchase mortgage-backed securities at a premium or at a discount. The following is a description of GNMA, FNMA and FHLMC certificates, the most widely available mortgage-backed securities:

GNMA Certificates. GNMA Certificates are mortgage-backed securities that evidence an undivided interest in a pool or pools of mortgages. GNMA Certificates that the Fund may purchase are the modified pass-through type, which entitle the holder to receive timely payment of all interest and principal payments due on the mortgage pool, net of fees paid to the issuer and GNMA, regardless of whether or not the mortgagor actually makes the payment.

GNMA guarantees the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration (“FHA”) or the FMHA, or guaranteed by the Veterans Administration (“VA”). The GNMA guarantee is authorized by the National Housing Act and is backed by the full faith and credit of the U.S. The GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

The average life of a GNMA Certificate is likely to be substantially shorter than the original maturity of the mortgages underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosure will usually result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee, except to the extent that the Fund has purchased the certificates at a premium in the secondary market. As prepayment rates of the individual mortgage pools vary widely, it is not possible to predict accurately the average life of a particular issue of GNMA Certificates.

The coupon rate of interest of GNMA Certificates is lower than the interest rate paid on the VA-guaranteed or FHA-insured mortgages underlying the GNMA Certificates by the amount of the fees paid to GNMA and the issuer. The coupon rate by itself, however, does not indicate the yield which will be earned on GNMA Certificates. First, GNMA Certificates may trade in the secondary market at a premium or discount. Second, interest is earned monthly, rather than semiannually as with traditional bonds; monthly compounding raises the effective yield earned. Finally, the actual yield of a GNMA Certificate is influenced by the prepayment experience of the mortgage pool underlying it. For example, if the higher-yielding mortgages from the pool are prepaid, the yield on the remaining pool will be reduced.

FHLMC Certificates. The FHLMC issues two types of mortgage pass-through securities: mortgage participation certificates (“PCs”) and guaranteed mortgage certificates (“GMCs”) (collectively, “FHLMC Certificates”). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. Like GNMA Certificates, PCs are assumed to be prepaid fully in their twelfth year. The FHLMC guarantees timely monthly payment of interest (and, under certain circumstances, principal) of PCs and the ultimate payment of principal.

GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semiannually and return principal once a year in guaranteed minimum payments. The expected average life of these securities is approximately ten years. The FHLMC guarantee is not backed by the full faith and credit of the U.S. government.

FNMA Certificates. The FNMA issues guaranteed mortgage pass-through certificates (“FNMA Certificates”). FNMA Certificates represent a pro rata share of all interest and principal payments made and owed on the underlying pool. FNMA guarantees timely payment of interest and principal on FNMA Certificates. The FNMA guarantee is not backed by the full faith and credit of the U.S. government. However, FNMA guarantees timely payment of interest on FNMA Certificates and on the full return of principal.

Collateralized Mortgage Obligations. Another type of mortgage-backed security in which the Fund may invest is a collateralized mortgage obligation (“CMO”). CMOs are fully collateralized bonds that are the general obligations of the issuer thereof (i.e., the U.S. government, a U.S. government instrumentality, or a private issuer). Such bonds generally are secured by an assignment to a trustee (under the indenture pursuant to which the bonds are issued) of collateral consisting of a pool of mortgages. Payments with respect to the underlying mortgages generally are made to the trustee under the indenture. Payments of principal and interest on the underlying mortgages are not passed through to the holders of the CMOs as such (i.e., the character of payments of principal and interest is not passed through, and therefore payments to holders of CMOs attributable to interest paid and principal repaid on the underlying mortgages do not necessarily constitute income and return of capital, respectively, to such holders), but such payments are dedicated to payment of interest on and repayment of principal of the CMOs. CMOs often are issued in two or more classes with varying maturities and stated rates of interest. Because interest and principal payments on the underlying mortgages are not passed through to holders of CMOs, CMOs of varying maturities may be secured by the same pool of mortgages, the payments on which are used to pay interest on each class and to retire successive maturities in sequence. Unlike other mortgage-backed securities, CMOs are designed to be retired as the underlying mortgages are repaid. In the event of prepayment on such mortgages, the class of CMO first to mature generally will be paid down. Therefore, although in most cases the issuer of CMOs will not supply additional collateral in the event of such prepayment, there will be sufficient collateral to secure CMOs that remain outstanding.

Certain CMOs may be deemed to be investment companies under the 1940 Act. The Fund intends to conduct operations in a manner consistent with this view, and therefore generally may not invest more than 10% of its total assets in CMOs that are deemed to be investment companies without obtaining appropriate regulatory relief. In reliance on Securities and Exchange Commission (“SEC”) staff interpretations, the Fund may invest in those CMOs and other mortgage-backed securities that are not by definition excluded from the provisions of the 1940 Act but have obtained exemptive orders from the SEC from such provisions.

Stripped Mortgage-Backed Securities. The Fund may also invest in stripped mortgage-backed securities. Stripped mortgage-backed securities are often structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. Stripped mortgage-backed securities have greater market volatility than other types of U.S. government securities in which the Fund invests. A common type of stripped mortgage-backed security has one class receiving some of the interest and all or most of the principal (the “principal only” class) from the mortgage pool, while the other class will receive all or most of the interest (the “interest only” class). The yield to maturity on an interest only class is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments, including principal prepayments, on the underlying pool of mortgage assets, and a rapid rate of principal payment may have a material adverse effect on the Fund’s yield. While interest only and principal only securities are generally regarded as being illiquid, such securities may be deemed to be liquid if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of the Fund’s net asset value per share. Only government interest only and principal only securities backed by fixed-rate mortgages and determined to be liquid under guidelines and standards established by the Trustees may be considered liquid securities not subject to the Fund’s limitation on investments in illiquid securities.

Mortgage-backed securities that are issued or guaranteed by the U.S. Government or its agencies or instrumentalities are not subject to the Fund’s industry concentration restrictions as set forth below under “Investment Restrictions,” because of the exclusion from the test available to all U.S. government securities. In the case of privately issued mortgage-related securities, the Fund takes the position that mortgage-related securities do not represent interests in any particular “industry” or group of industries.

Asset-Backed Securities

The Fund may invest in asset-backed securities. These securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card and automobile loan receivables, representing the obligations of a number of different parties.

Asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicer to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors to make payments on underlying assets, the securities may contain elements of credit support that fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. The Fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

Instruments backed by pools of receivables are subject to unscheduled prepayments of principal prior to maturity. When the obligations are prepaid, the Fund must reinvest the prepaid amounts in securities the yields of which reflect interest rates prevailing at the time. Therefore, the Fund’s ability to maintain a portfolio which includes high-yielding asset-backed securities will be adversely affected to the extent that prepayments of principal must be reinvested in securities which have lower yields than the prepaid obligations. Moreover, prepayments of securities purchased at a premium could result in a realized loss.

Collateralized Debt Obligations

Collateralized debt obligations (“CDOs”) include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CDOs are types of asset-backed securities. A CBO is a trust or other special purpose entity (“SPE”) which is typically backed by a diversified pool of fixed income securities (which may include high risk, below investment grade securities). A CLO is a trust or other SPE that is typically collateralized by a pool of loans, which may include, among others, domestic and non-U.S. senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Although certain CDOs may receive credit enhancement in the form of a senior-subordinate structure, over-collateralization or bond insurance, such enhancement may not always be present, and may fail to protect the fund against the risk of loss on default of the collateral. Certain CDOs may use derivatives contracts to create “synthetic” exposure to assets rather than holding such assets directly. CDOs may charge management fees and administrative expenses, which are in addition to those of the fund.

For both CBOs and CLOs, the cash flows from the SPE are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche, which bears the first loss from defaults from the bonds or loans in the SPE and serves to protect the other, more senior tranches from default (though such protection is not complete). Since it is partially protected from defaults, a senior tranche from a CBO or CLO typically has higher ratings and lower yields than its underlying securities, and may be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of subordinate tranches, market anticipation of defaults, as well as investor aversion to CBO or CLO securities as a class. Interest on certain tranches of a CDO may be paid in kind (paid in the form of obligations of the same type rather than cash), which involves continued exposure to default risk with respect to such payments.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws.

As a result, investments in CDOs may be characterized by the Fund as illiquid securities. However, an active dealer market may exist for CDOs, allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this SAI and the Prospectus (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Fund may invest in tranches of CDOs that are subordinate to other tranches; (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results; and (v) the CDO’s manager may perform poorly.

Repurchase Agreements

The Fund may enter into repurchase agreements involving only securities in which it could otherwise invest and with selected banks, brokers and securities dealers whose financial condition is monitored by the Adviser and Subadviser. In such agreements, the seller agrees to repurchase the security at a mutually agreed-upon time and price. The period of maturity is usually quite short, either overnight or a few days, although it may extend over a number of months. The repurchase price is in excess of the purchase price by an amount that reflects an agreed-upon rate of return effective for the period of time the Fund’s money is invested in the security. Whenever the Fund enters into a repurchase agreement, it obtains collateral having a value equal to at least 102% (100% if such collateral is in the form of cash) of the repurchase price, including accrued interest. The instruments held as collateral are valued daily and if the value of the instruments declines, the Fund will require additional collateral. If the seller under the repurchase agreement defaults, the Fund may incur a loss if the value of the collateral securing the repurchase agreements has declined and may incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. The Fund will not invest in repurchase agreements maturing in more than seven days if the aggregate of such investments along with other illiquid securities exceeds 15% of the value of its net assets.

Loan Participations

The Fund may invest in loan participations. Loan participations are loans sold by the lending bank to an investor. The loan participant borrower may be a company with highly rated commercial paper that finds it can obtain cheaper funding through a loan participation than with commercial paper and can also increase the company’s name recognition in the capital markets. Loan participations often generate greater yield than commercial paper.

The borrower of the underlying loan will be deemed to be the issuer except to the extent the Fund derives its rights from the intermediary bank that sold the loan participations. Because loan participations are undivided interests in a loan made by the issuing bank, the Fund may not have the right to proceed against the loan participations borrower without the consent of other holders of the loan participations. In addition, loan participations will be treated as illiquid if, in the judgment of the Subadviser, they cannot be sold within seven days.

Diversification

The Fund is classified as “diversified” for purposes of the 1940 Act. The Fund also intends to maintain the required level of diversification and otherwise conduct its operations in order to qualify as a “regulated investment company” for purposes of the Code. To qualify as a regulated investment company under the Code, the Fund must, among other things, diversify its holdings (see discussion below under the title “Dividends, Distributions and Taxes”).

Derivatives Strategies

The Fund and the Closed-End Funds may engage in derivative strategies for hedging and non-hedging purposes, although the Fund does not presently intend to directly (not through the Closed-End Funds) engage in derivatives strategies for non-hedging purposes. Except as noted below, references to the Fund below should be read to include the Closed-End Funds in which the Fund invests. The Fund may write (i.e., sell) call options (“calls”) on securities that are traded on U.S. and foreign securities exchanges and OTC markets to enhance income through the receipt of premiums from expired calls and any net profits from closing purchase transactions. After any such sale, up to 100% of the Fund’s total assets may be subject to calls. All such calls written by the Fund must be “covered” while the call is outstanding (i.e., the Fund must own the securities subject to the call or other securities acceptable for applicable escrow requirements). Calls on futures (defined below) used to enhance income must be covered by deliverable securities or by liquid assets segregated to satisfy the futures contract. If a call written by the Fund is exercised, the Fund forgoes any profit from any increase in the market price above the call price of the underlying investment on which the call was written.

In addition, the Fund could experience capital losses, which might cause previously distributed short-term capital gains to be re-characterized as a non-taxable return of capital to shareholders.

The Fund also may write put options (“puts”), which give the holder of the option the right to sell the underlying security to the Fund at the stated exercise price. The Fund will receive a premium for writing a put option that increases the Fund’s return. The Fund writes only covered put options, which means that so long as the Fund is obligated as the writer of the option it will, through its custodian, have deposited and maintained cash or liquid securities denominated in U.S. dollars or non-U.S. currencies with a securities depository with a value equal to or greater than the exercise price of the underlying securities.

Hedging Strategies

For hedging purposes as a temporary defensive maneuver, the Fund may also use interest rate futures contracts, foreign currency futures contracts, stock and bond index futures contracts and futures contracts on U.S. Government Securities (together, “Futures”); forward contracts on foreign currencies (“Forward Contracts”), call and put options on equity and debt securities, Futures, stock and bond indices and foreign currencies (all the foregoing referred to as “Hedging Instruments”). In addition, the Fund may use Hedging Instruments from time to time for income enhancement. Puts and calls on securities, interest rate Futures or stock and bond index Futures or options on such Futures purchased or sold by the Fund will normally be listed on a national securities or commodities exchange or on U.S. over-the-counter markets. However, the Fund may also buy and sell options and futures on foreign equity indexes and foreign fixed income securities. Because the markets for these instruments are relatively new and still developing, the ability of such the Fund to engage in such transactions may be limited. Hedging Instruments may be used to attempt: (i) to protect against possible declines in the market value of the Fund’s portfolio resulting from downward trends in the equity and debt securities markets (generally due to a rise in interest rates); (ii) to protect the Fund’s unrealized gains in the value of its equity and debt securities that have appreciated; (iii) to facilitate selling securities for investment reasons; (iv) to establish a position in the equity and debt securities markets as a temporary substitute for purchasing particular equity and debt securities; or (v) to reduce the risk of adverse currency fluctuations. The Fund might use Eurodollar futures contracts and options thereon to hedge against changes in a foreign prime lending interest rate to which many interest swaps and fixed income securities are linked.

The Fund may enter into forward foreign currency exchange contracts, currency options and currency swaps for non-hedging purposes when the Subadviser anticipates that a foreign currency will appreciate or depreciate in value, but securities denominated in that currency do not present attractive investment opportunities or are not included in such portfolio. The Fund may use currency contracts and options to cross-hedge, which involves selling or purchasing instruments in one currency to hedge against changes in exchange rates for a different currency with a pattern of correlation. To limit any leverage in connection with currency contract transactions for non-hedging purposes, the Fund will segregate cash or liquid securities in an amount sufficient to meet its payment obligations in these transactions or otherwise “cover” the obligation. Initial margin deposits made in connection with currency futures transactions or premiums paid for currency options traded over-the-counter or on a commodities exchange may each not exceed 5% of the Fund’s total assets in the case of non-bona fide hedging transactions. The Fund may enter into currency swaps. Currency swaps involve the exchange by the Fund with another party of their respective rights to make or receive payments in specified currencies. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The Fund will segregate cash or liquid securities equal to the net amount, if any, of the excess of the Fund’s obligations over its entitlement with respect to swap transactions. To the extent that the net amount of a swap will be segregated through cash or liquid securities, the Fund believes that swaps do not constitute senior securities under the 1940 Act and, accordingly, they will not be treated as being subject to the Fund’s borrowing restrictions. The use of currency swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Subadviser is incorrect in its forecasts of market values and currency exchange rates, the investment performance of the Fund would be less favorable than it would have been if this investment technique were not used.

If and to the extent authorized to do so, the Fund may make investments in Eurodollar instruments, which are typically dollar-denominated futures contracts or options on those contracts that are linked to the London Interbank Offered Rate (“LIBOR”), although foreign currency denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

The Fund may use spread transactions for any lawful purpose consistent with the Fund’s investment objectives. The Fund may purchase covered spread options from securities dealers. Such covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives the Fund the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Fund does not own, but which is used as a benchmark. The risk to the Fund in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options will be used to protect the Fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high-quality and lower-quality securities. Such protection is provided only during the life of the spread option.

The Fund’s strategy of hedging with Futures and options on Futures will be incidental to its activities in the underlying cash market. When hedging to attempt to protect against declines in the market value of the Fund’s portfolio, to permit the Fund to retain unrealized gains in the value of Fund securities which have appreciated, or to facilitate selling securities for investment reasons, the Fund could: (i) sell Futures; (ii) purchase puts on such Futures or securities; or (iii) write calls on securities held by it or on Futures. When hedging to attempt to protect against the possibility that Fund securities are not fully included in a rise in value of the debt securities market, the Fund could: (i) purchase Futures, or (ii) purchase calls on such Futures or on securities. When hedging to protect against declines in the dollar value of a foreign currency-denominated security, the Fund could: (i) purchase puts on that foreign currency and on foreign currency Futures; (ii) write calls on that currency or on such Futures; or (iii) enter into Forward Contracts at a lower rate than the spot (“cash”) rate. Additional information about the Hedging Instruments the Fund may use is provided below.

Options

Options on Securities. The Fund may write and purchase call and put options (including yield curve options) on any securities in which the Fund may invest. When the Fund writes a call on a security, it receives a premium and agrees to sell the underlying security to a purchaser of a corresponding call on the same security during the call period (usually not more than nine months) at a fixed price (which may differ from the market price of the underlying security), regardless of market price changes during the call period. The Fund has retained the risk of loss which could be substantial if the Fund does not own the underlying securities, should the price of the underlying security increase during the call period, which may be offset to some extent by the premium.

To terminate its obligation on a call it has written, the Fund may purchase a corresponding call in a “closing purchase transaction.” A profit or loss will be realized, depending upon whether the net of the amount of the option transaction costs and the premium received on the call written was more or less than the price of the call subsequently purchased. A profit may also be realized if the call expires unexercised, because the Fund retains the underlying security and the premium received. Any such profits are considered short-term capital gains for federal income tax purposes, and when distributed by the Fund, are taxable as ordinary income. If the Fund could not effect a closing purchase transaction due to lack of a market, it would hold the callable securities until the call expired or was exercised.

When the Fund purchases a call (other than in a closing purchase transaction), it pays a premium and has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price. The Fund benefits only if the call is sold at a profit or if, during the call period, the market price of the underlying investment is above the sum of the call price plus the transaction costs and the premium paid and the call is exercised. If the call is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date and the Fund will lose its premium payment and the right to purchase the underlying investment.

A put option on securities gives the purchaser the right to sell, and the writer the obligation to buy, the underlying investment at the exercise price during the option period. Writing a call option entails the Fund giving a party a right to purchase certain securities at a set future date and price determined at the time of contract, in return for a premium. A written call is covered to the extent that the Fund owns the securities subject to the option. The premium the Fund receives from writing a put option represents a profit as long as the price of the underlying investment remains above the exercise price. However, the Fund has also assumed the obligation during the option period to buy the underlying investment from the buyer of the put at the exercise price, even though the value of the investment may fall below the exercise price. If the put expires unexercised, the Fund (as the writer of the put) realizes a gain in the amount of the premium. If the put is exercised, the Fund must fulfill its obligation to purchase the underlying investment at the exercise price, which will usually exceed the market value of the investment at that time. In that case, the Fund may incur a loss, equal to the sum of the sale price of the underlying investment and the premium received minus the sum of the exercise price and any transaction costs incurred.

The Fund may effect a closing purchase transaction to realize a profit on an outstanding put option it has written or to prevent an underlying security from being put. Furthermore, effecting such a closing purchase transaction will permit the Fund to write another put option to the extent that the exercise price thereof is secured by the deposited assets, or to utilize the proceeds from the sale of such assets for other investments by the Fund. The Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from writing the option. As described above, for writing covered calls, any and all such profits described herein from writing puts are considered short-term gains for federal tax purposes, and, when distributed by the Fund, are taxable as ordinary income.

When the Fund purchases a put, it pays a premium and has the right to sell the underlying investment to a seller of a corresponding put on the same investment during the put period at a fixed exercise price. Buying a put on an investment the Fund owns enables the Fund to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling such underlying investment at the exercise price to a seller of a corresponding put. If the market price of the underlying investment is equal to or above the exercise price and as a result the put is not exercised or resold, the put will become worthless at its expiration date, and the Fund will lose its premium payment and the right to sell the underlying investment pursuant to the put. The put may, however, be sold prior to expiration (whether or not at a profit).

Buying a put on an investment the Fund does not own permits the Fund either to resell the put or buy the underlying investment and sell it at the exercise price. The resale price of the put will vary inversely with the price of the underlying investment. If the market price of the underlying investment is above the exercise price and as a result the put is not exercised, the put will become worthless on its expiration date. In the event of a decline in the stock market, the Fund could exercise or sell the put at a profit to attempt to offset some or all of its loss on its Fund securities.

When writing put options on securities, to secure its obligation to pay for the underlying security, the Fund will segregate liquid assets with a value equal to or greater than the exercise price of the underlying securities. The Fund therefore forgoes the opportunity of investing the segregated assets or writing calls against those assets. As long as the obligation of the Fund as the put writer continues, it may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring the Fund to take delivery of the underlying security against payment of the exercise price. The Fund has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put. This obligation terminates upon expiration of the put, or such earlier time at which the Fund effects a closing.

Options on Foreign Currencies. The Fund may write and purchase puts and calls on foreign currencies. A call written on a foreign currency by the Fund is “covered” if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration which is segregated by the Fund) upon conversion or exchange of other foreign currency held in its portfolio. A put option is “covered” if the Fund segregates cash or liquid securities with a value at least equal to the exercise price of the put option. A call written by the Fund on a foreign currency is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in the U.S. dollar value of a security which the Fund owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, the Fund collateralizes the option by maintaining with the Fund’s custodian cash or liquid securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily. As with other kinds of option transactions, the writing of an option on currency will constitute only a partial hedge, up to the amount of the premium received. The Fund could be required to purchase or sell currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to the Fund’s position, the Fund may forfeit the entire amount of the premium plus related transaction costs.

Options on Securities Indices. As noted above under “Hedging Strategies,” the Fund may write and purchase call and put options on securities indices. Puts and calls on broadly-based securities indices are similar to puts and calls on securities except that all settlements are in cash and gain or loss depends on changes in the index in question (and thus on price movements in the securities market generally) rather than on price movements in individual securities or Futures. When the Fund buys a call on a securities index, it pays a premium. During the call period, upon exercise of a call by the Fund, a seller of a corresponding call on the same investment will pay the Fund an amount of cash to settle the call if the closing level of the securities index upon which the call is based is greater than the exercise price of the call. That cash payment is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (the “multiplier”) which determines the total dollar value for each point of difference. When the Fund buys a put on a securities index, it pays a premium and has the right during the put period to require a seller of a corresponding put, upon the Fund’s exercise of its put, to deliver to the Fund an amount of cash to settle the put if the closing level of the securities index upon which the put is based is less than the exercise price of the put. That cash payment is determined by the multiplier, in the same manner as described above as pertaining to calls.

Futures Contracts and Options on Futures

Futures. Upon entering into a Futures transaction, the Fund will be required to deposit an initial margin payment with the futures commission merchant (the “Futures Broker”). The initial margin payment will be deposited with the Futures Broker in an account registered in the Fund’s name. As the Future is marked-to-market to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the Futures Broker on a daily basis. If the Fund is required to increase its variation margin when the Fund has insufficient cash, the Fund may need to sell securities or other assets, including at disadvantageous times to meet such margin requirements. Prior to expiration of the Future, if the Fund elects to close out its position by taking an opposite position, a final determination of variation margin is made, additional cash is required to be paid by or released to the Fund, and any loss or gain is realized for tax purposes. All Futures transactions are effected through a clearinghouse associated with the exchange on which the Futures are traded.

The risks associated with the Fund’s use of Futures contracts include: (i) the risk that due to market conditions, there may not always be a liquid market for a Futures contract and, as a result, the Fund may be unable to close out its Futures contracts at a time which is advantageous; (ii) changes in the price of a Futures contract may not always track the changes in market value of the underlying instrument that it is designed to track (e.g., an equity index); (iii) trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in Futures contracts; and (iv) if the Fund has insufficient cash to meet margin requirements, the Fund may need to sell other investments, including at disadvantageous times.

Interest-rate Futures contracts are purchased or sold for hedging purposes to attempt to protect against the effects of interest rate changes on the Fund’s current or intended investments in fixed income securities. For example, if the Fund owned long-term bonds and interest rates were expected to increase, that Fund might sell interest-rate Futures contracts. Such a sale would have much the same effect as selling some of the long-term bonds in that Fund’s portfolio. However, since the Futures market is more liquid than the cash market, the use of interest-rate Futures contracts as a hedging technique allows the Fund to hedge its interest rate risk without having to sell its portfolio securities. If interest rates did increase, the value of the debt securities in the Fund would decline, but the value of the Fund’s interest-rate Futures contracts would be expected to increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. On the other hand, if interest rates were expected to decline, interest-rate Futures contracts may be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Since the fluctuations in the value of the interest-rate Futures contracts should be similar to that of long-term bonds, the Fund could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash became available or the market had stabilized. At that time, the interest-rate Futures contracts could be liquidated and the Fund’s cash reserves could then be used to buy long-term bonds on the cash market.

Purchases or sales of stock or bond index Futures contracts are used for hedging purposes to attempt to protect the Fund’s current or intended investments from broad fluctuations in stock or bond prices. For example, the Fund may sell stock or bond index Futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund’s securities portfolio that might otherwise result. If such decline occurs, the loss in value of Fund securities may be offset, in whole or part, by gains on the Futures position. When the Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock or bond index Futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, the corresponding positions in stock or bond index Futures contracts will be closed out.

As noted above, the Fund may purchase and sell foreign currency Futures contracts for hedging to attempt to protect its current or intended investments from fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of Fund securities denominated in foreign currencies, or increase the cost of foreign-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. The Fund may sell Futures contracts on a foreign currency, for example, when it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. In the event such decline occurs, the resulting adverse effect on the value of foreign-denominated securities may be offset, in whole or in part, by gains on the Futures contracts. However, if the value of the foreign currency increases relative to the dollar, the Fund’s loss on the foreign currency Futures contract may or may not be offset by an increase in the value of the securities since a decline in the price of the security stated in terms of the foreign currency may be greater than the increase in value as a result of the change in exchange rates.

Conversely, the Fund could protect against a rise in the dollar cost of foreign-denominated securities to be acquired by purchasing Futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. When the Fund purchases Futures contracts under such circumstances, however, and the price of securities to be acquired instead declines as a result of appreciation of the dollar, the Fund will sustain losses on its futures position, which could reduce or eliminate the benefits of the reduced cost of Fund securities to be acquired.

Options on Futures. As noted above, the Fund may purchase and write options on interest-rate Futures contracts, stock and bond index Futures contracts and foreign currency Futures contracts. (Unless otherwise specified, options on interest rate Futures contracts, options on stock and bond index Futures contracts and options on foreign currency Futures contracts are collectively referred to as “Options on Futures.”).

The writing of a call on a Futures contract constitutes a partial hedge against declining prices of the securities in the Fund’s portfolio. If the Futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Fund’s portfolio holdings. The writing of a put option on a Futures contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the Futures contract. If the Futures price at expiration of the put option is higher than the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its Options on Futures positions, the Fund’s losses from exercised Options on Futures may to some extent be reduced or increased by changes in the value of Fund securities.

The Fund may purchase Options on Futures for hedging purposes, instead of purchasing or selling the underlying Futures contract. For example, where a decrease in the value of Fund securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, the Fund could, in lieu of selling a Futures contract, purchase put options thereon. In the event that such decrease occurs, it may be offset, in whole or part, by a profit on the option. If the market decline does not occur, the Fund will suffer a loss equal to the price of the put. Where it is projected that the value of securities to be acquired by the Fund will increase prior to acquisition, due to a market advance or changes in interest or exchange rates, the Fund could purchase calls on Futures, rather than purchasing the underlying Futures contract. If the market advances, the increased cost of securities to be purchased may be offset by a profit on the call. However, if the market declines, the Fund will suffer a loss equal to the price of the call, but the securities which the Fund intends to purchase may be less expensive.

Limitations on Entering into Futures Contracts

In addition, the Fund has an operating policy which provides that it will not enter into Futures contracts or write put or call options with respect to Futures contracts unless such transactions are either “covered” or subject to appropriate asset segregation requirements. The Fund bases its asset segregation policies on methods permitted by the SEC staff and may modify these policies in the future to comply with any changes in the guidance articulated from time to time by the SEC or its staff. Generally, these require that the Fund segregate an amount of assets equal to its obligations relative to the position involved, adjusted daily on a mark-to-market basis. With respect to Futures contracts that are not contractually required to “cash-settle,” the Fund covers its open positions by setting aside liquid assets equal to the contracts’ full, notional value. With respect to Futures contracts that are contractually required to “cash-settle,” however, the Fund sets aside liquid assets in an amount equal to the Fund’s daily marked-to-market (net) obligation (i.e., the Fund’s daily net liability, if any), rather than the notional value. By setting aside assets equal to its net obligation under cash-settled futures, the Fund may employ leverage to a greater extent than if the Fund had an operating policy which provided that it would cover its open positions in cash-settled futures by setting aside assets equal to the contracts’ full, notional value.

Additional Information About Options

The Fund’s custodian, or a securities depository acting for the custodian, will act as the Fund’s escrow agent through the facilities of the Options Clearing Corporation (“OCC”), as to the securities on which the Fund has written options or as to other acceptable escrow securities, so that no margin will be required for such transaction. OCC will release the securities on the expiration of the option or upon the Fund’s entering into a closing transaction.

The Fund’s ability to close out its position as a purchaser or seller of a call or put option is dependent, in part, upon the liquidity of the particular option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (1) insufficient trading interest in certain options; (2) restrictions on transactions imposed by an exchange; (3) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, including reaching daily price limits; (4) interruption of the normal operations of an exchange; (5) inadequacy of the facilities of an exchange to handle current trading volume; or (6) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although any such outstanding options on that exchange would continue to be exercisable in accordance with their terms.

An option position may be closed out only on a market that provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option. The Fund’s option activities may affect its turnover rate and brokerage commissions. The exercise by the Fund of puts on securities will cause the sale of related investments, increasing portfolio turnover. Although such exercise is within the Fund’s control, holding a put might cause the Fund to sell the related investments for reasons that would not exist in the absence of the put. The Fund will pay a brokerage commission each time it buys a put or call, sells a call, or buys or sells an underlying investment in connection with the exercise of a put or call. Such commissions may be higher than those that would apply to direct purchases or sales of such underlying investments. Premiums paid for options are small in relation to the market value of the related investments, and consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in the Fund’s net asset value being more sensitive to changes in the value of the underlying investments.

Over-the-counter (“OTC”) options are purchased from or sold to securities dealers, financial institutions or other parties (collectively referred to as “Counterparties” and individually referred to as a “Counterparty”) through a direct bilateral agreement with the Counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all of the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guaranties and security, are determined by negotiation of the parties. It is anticipated that if the Fund is authorized to use OTC options it will generally only enter into OTC options that have cash settlement provisions, although it will not be required to do so.

Unless the parties provide for it, no central clearing or guaranty function is involved in an OTC option. As a result, if a Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Thus, the Adviser or Subadviser, as applicable, must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty’s credit to determine the likelihood that the terms of the OTC option will be met. The Fund will enter into OTC option transactions only with U.S. Government securities dealers recognized by the Federal Reserve Bank of New York as “primary dealers,” or broker-dealers, domestic or foreign banks, or other financial institutions that are deemed creditworthy by the Adviser or Subadviser. In the absence of a change in the current position of the staff of the SEC, OTC options purchased by the Fund and the amount of the Fund’s obligation pursuant to an OTC option sold by the Fund (the cost of the sell-back plus the in-the-money amount, if any) or the value of the assets held to cover such options will be deemed illiquid.

Forward Contracts

The Fund may use Forward Contracts. A Forward Contract involves bilateral obligations of one party to purchase, and another party to sell, a specific currency at a future date (which may be any fixed number of days from the date of the contract agreed upon by the parties), at a price set at the time the contract is entered into. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. No price is paid or received upon the purchase or sale of a Forward Contract.

The Fund may use Forward Contracts to protect against uncertainty in the level of future exchange rates. The use of Forward Contracts does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although Forward Contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase. The Fund, other than the Global Dividend Sleeve, will use Forward Contracts for hedging purposes only.

The Fund may enter into Forward Contracts with respect to specific transactions. For example, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when the Fund anticipates receipt of dividend payments in a foreign currency, the Fund may desire to “lock-in” the U.S. dollar price of the security or the U.S. dollar equivalent of such payment by entering into a Forward Contract, for a fixed amount of U.S. dollars per unit of foreign currency, for the purchase or sale of the amount of foreign currency involved in the underlying transaction. The Fund will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.

The Fund may also use Forward Contracts to lock in the U.S. dollar value of portfolio positions (“position hedge”). In a position hedge, for example, when the Fund believes that foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a Forward Contract to sell an amount of that foreign currency approximating the value of some or all of the Fund’s portfolio securities denominated in (or affected by fluctuations in, in the case of ADRs) such foreign currency, or when the Fund believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a Forward Contract to buy that foreign currency for a fixed dollar amount. In this situation the Fund may, in the alternative, enter into a Forward Contract to sell a different foreign currency for a fixed U.S. dollar amount where the Fund believes that the U.S. dollar value of the currency to be sold pursuant to the Forward Contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Fund are denominated (“cross-hedged”). The Fund may also hedge investments denominated in a foreign currency by entering into forward currency contracts with respect to a foreign currency that is expected to correlate to the currency in which the investments are denominated (“proxy hedging”).

The Fund will cover outstanding forward currency contracts by maintaining liquid portfolio securities denominated in the currency underlying the Forward Contract or the currency being hedged. To the extent that the Fund is not able to cover its forward currency positions with underlying portfolio securities, the Fund will segregate cash or liquid securities having a value equal to the aggregate amount of the Fund’s commitments under Forward Contracts entered into with respect to position hedges and cross-hedges. If the value of the segregated securities declines, additional cash or securities will be segregated on a daily basis so that the value of the segregated assets will equal the amount of the Fund’s commitments with respect to such contracts. As an alternative to segregating assets, the Fund may purchase a call option permitting the Fund to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the Forward Contract price or the Fund may purchase a put option permitting the Fund to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the Forward Contract price. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts.

The precise matching of the Forward Contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date the Forward Contract is entered into and the date it is sold. Accordingly, it may be necessary for the Fund to purchase additional foreign currency (i.e., cash) on the spot market (and bear the expense of such purchase), if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward Contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Fund to sustain losses on these contracts and transaction costs.

Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to the Fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency Futures contracts are subject to the same risks that apply to the use of futures contracts generally. Further, settlement of a currency Futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency Futures contracts is relatively new, and the ability to establish and close out positions on these options is subject to the maintenance of a liquid market that may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country’s economy.

At or before the maturity of a Forward Contract requiring the Fund to sell a currency, the Fund may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, the Fund may close out a Forward Contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The

Fund would realize a gain or loss as a result of entering into such an offsetting Forward Contract under either circumstance to the extent the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and offsetting contract.

The cost to the Fund of engaging in Forward Contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because Forward Contracts are usually entered into on a principal basis, no fees or commissions are involved. Because such contracts are not traded on an exchange, the Fund must evaluate the credit and performance risk of each particular counterparty under a Forward Contract.

Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund may convert foreign currency from time to time, and investors should be aware of the costs of currency conversion. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

Credit Derivatives

The Fund may enter into credit derivative transactions, either to hedge credit exposure or to gain exposure to an issuer or group of issuers more economically than can be achieved by investing directly in preferred or debt securities. Credit derivatives fall into two broad categories: credit default swaps and market spread swaps, both of which can reference either a single issuer or obligor or a portfolio of preferred and/or debt securities. In a credit default swap, which is the most common form of credit derivative, the purchaser of credit protection makes a periodic payment to the seller (swap counterparty) in exchange for a payment by the seller should a referenced security or loan, or a specified portion of a portfolio of such instruments, default during the life of the swap agreement. If there were a default event as specified in the swap agreement, the buyer either (i) would receive from the seller the difference between the par (or other agreed-upon) value of the referenced instrument(s) and the then-current market value of the instrument(s) or (ii) have the right to make delivery of the reference instrument to the counterparty. If there were no default, the buyer of credit protection would have spent the stream of payments and received no benefit from the contract. Market spread swaps are based on relative changes in market rates, such as the yield spread between a preferred security and a benchmark Treasury security, rather than default events.

In a market spread swap, two counterparties agree to exchange payments at future dates based on the spread between a reference security (or index) and a benchmark security (or index). The buyer (fixed-spread payer) would receive from the seller (fixed-spread receiver) the difference between the market rate and the reference rate at each payment date, if the market rate were above the reference rate. If the market rate were below the reference rate, then the buyer would pay to the seller the difference between the reference rate and the market rate. The Fund may utilize market spread swaps to “lock in” the yield (or price) of a security or index without having to purchase the reference security or index. Market spread swaps may also be used to mitigate the risk associated with a widening of the spread between the yield or price of a security in the Fund’s portfolio relative to a benchmark Treasury security.

Market spread options, which are analogous to swaptions, give the buyer the right but not the obligation to buy (in the case of a call) or sell (in the case of a put) the referenced market spread at a fixed price from the seller. Similarly, the seller of a market spread option has the obligation to sell (in the case of a call) or buy (in the case of a put) the referenced market spread at a fixed price from the buyer.

Regulatory Aspects of Derivatives and Hedging Instruments

Transactions in options on Futures by the Fund are subject to limitations established by the Commodity Futures Trading Commission (the “CFTC”) and each of the exchanges governing the maximum number of options that may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more exchanges or brokers. Thus, the number of options the Fund may write or hold may be affected by options written or held by other entities, including other investment companies having the same or an affiliated investment adviser. Position limits also apply to futures and economically equivalent derivatives contracts. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions. Due to requirements under the 1940 Act, when the Fund purchases a Future, the Fund will segregate cash or liquid securities in an amount equal to the market value of the securities underlying such Future, less the margin deposit applicable to it.

The Fund is operated by persons who have claimed an exclusion, granted to operators of registered investment companies like the Fund, from registration as a “commodity pool operator” with respect to the Fund under the Commodity Exchange Act (the “CEA”), and, therefore, are not subject to registration or regulation with respect to the Fund under the CEA. As a result, the Fund is limited in its ability to use commodity futures (which include futures on broad-based securities indexes and interest rate futures) or options on commodity futures, engage in certain swaps transactions or make certain other investments (whether directly or indirectly through investments in other investment vehicles) for purposes other than “bona fide hedging,” as defined in the rules of the CFTC. With respect to transactions other than for bona fide hedging purposes, either: (1) the aggregate initial margin and premiums required to establish the Fund’s positions in such investments may not exceed 5% of the liquidation value of its portfolio (after accounting for unrealized profits and unrealized losses on any such investments); or (2) the aggregate net notional value of such instruments, determined at the time the most recent position was established, may not exceed 100% of the liquidation value of its portfolio (after accounting for unrealized profits and unrealized losses on any such positions). In addition to meeting one of the foregoing trading limitations, the Fund may not market itself as a commodity pool or otherwise as a vehicle for trading in the futures, options or swaps markets.

Possible Risk Factors in Hedging

Participation in the options or Futures markets and in currency exchange transactions involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. If the Adviser’s or Subadviser’s, as applicable, predictions of movements in the direction of the securities, foreign currency and interest rate markets are inaccurate, the adverse consequences to the Fund may leave the Fund in a worse position than if such strategies were not used.

In addition to the risks discussed above, there is also a risk in using short hedging by selling Futures to attempt to protect against decline in value of the Fund’s portfolio securities (due to an increase in interest rates) that the prices of such Futures will correlate imperfectly with the behavior of the cash (i.e., market value) prices of the Fund’s securities. The ordinary spreads between prices in the cash and Futures markets are subject to distortions due to differences in the natures of those markets. First, all participants in the Futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close Futures contracts through offsetting transactions that could distort the normal relationship between the cash and Futures markets. Second, the liquidity of the Futures markets depend on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the Futures markets could be reduced, thus producing distortion. Third, from the point-of-view of speculators, the deposit requirements in the Futures markets are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the Futures markets may cause temporary price distortions.

If the Fund uses Hedging Instruments to establish a position in the debt securities markets as a temporary substitute for the purchase of individual debt securities (long hedging) by buying Futures and/or calls on such Futures or on debt securities, it is possible that the market may decline; if the Adviser or Subadviser then determines not to invest in such securities at that time because of concerns as to possible further market decline or for other reasons, the Fund will realize a loss on the Hedging Instruments that is not offset by a reduction in the price of the debt securities purchased.

When conducted outside the U.S., hedging and other strategic transactions may not be regulated as rigorously as in the U.S., may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of positions taken as part of non-U.S. hedging and other strategic transactions also could be adversely affected by: (1) other complex foreign political, legal and economic factors; (2) lesser availability of data on which to make trading decisions than in the U.S.; (3) delays in the Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the U.S., (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S. and (5) lower trading volume and liquidity.

Other Derivatives Strategies

In the future, the Fund may employ Hedging Instruments and strategies that are not presently contemplated but which may be developed, to the extent such investment methods are consistent with the Fund’s investment objectives, legally permissible and adequately disclosed.

Illiquid and Restricted Securities

No more than 15% of the value of the Fund’s net assets, determined as of the date of purchase, may be invested in illiquid securities, including repurchase agreements that have a maturity of longer than seven days, interest rate swaps, currency swaps, caps, floors and collars, or other securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Historically, illiquid securities have included securities (i) subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), (ii) securities that are otherwise not readily marketable, and (iii) repurchase agreements having a maturity of longer than seven days. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Securities that have not been registered under the Securities Act are referred to as “private placements” or “restricted securities” and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. There will generally be a lapse of time between a mutual fund’s decision to sell an unregistered security and the registration of such security promoting sale. Adverse market conditions could impede a public offering of such securities. When purchasing unregistered securities, the Fund will generally seek to obtain the right of registration at the expense of the issuer (except in the case of Rule 144A securities, discussed below).

A large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

For example, restricted securities that the Board of Trustees or the Adviser or Subadviser has, pursuant to guidelines established by the Board of Trustees, determined to be marketable, such as securities eligible for resale under Rule 144A promulgated under the Securities Act, or certain private placements of commercial paper issued in reliance on an exemption from the Securities Act pursuant to Section 4(2) thereof, may be deemed to be liquid for purposes of this restriction. This investment practice could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers (as defined in Rule 144A) become for a time uninterested in purchasing these restricted securities. In addition, a repurchase agreement that by its terms can be liquidated before its nominal fixed-term on seven days or less notice is regarded as a liquid instrument. The Adviser or Subadviser will monitor the liquidity of such restricted securities subject to the supervision of the Trustees. In reaching liquidity decisions the Adviser or Subadviser will consider, inter alia, pursuant to guidelines and procedures established by the Trustees, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (i.e., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). Subject to the applicable limitation on illiquid securities investments, the Fund may acquire securities issued by the U.S. government, its agencies or instrumentalities, in a private placement.

Commercial paper issues in which the Fund’s net assets may be invested include securities issued by major corporations without registration under the Securities Act in reliance on the exemption from such registration afforded by Section 3(a)(3) thereof, and commercial paper issued in reliance on the so-called private placement exemption from registration afforded by Section 4(2) of the Securities Act (“Section 4(2) paper”). Section 4(2) paper is restricted as to disposition under the federal securities laws in that any resale must similarly be made in an exempt transaction. Section 4(2) paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in Section 4(2) paper, thus providing liquidity. Section 4(2) paper issued by a company that files reports under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), is generally eligible to be sold in reliance on the safe harbor of Rule 144A described above. The Fund’s 15% limitation on investments in illiquid securities includes Section 4(2) paper other than Section 4(2) paper that the Adviser or Subadviser has determined to be liquid pursuant to guidelines established by the Trustees. The Trustees have delegated to the Adviser or Subadviser the function of making day-to-day determinations of liquidity with respect to Section 4(2) paper, pursuant to guidelines approved by the Trustees that require the Adviser or Subadviser to take into account the same factors described above for other restricted securities and require the Adviser or Subadviser to perform the same monitoring and reporting functions.

The staff of the SEC has taken the position that purchased OTC options and the assets used as “cover” for written OTC options are illiquid. The assets used as cover for OTC options written by the Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure will be considered illiquid only to the extent that the maximum repurchase price under the option formula exceeds the intrinsic value of the option.

Short Sales

The Fund may sell a security it does not own in anticipation of a decline in the market value of that security (“short sales”). To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. Until the Fund replaces a borrowed security, the Fund will segregate and maintain daily, cash or liquid securities, at such a level that the amount segregated plus the amount deposited with the broker as collateral will equal the current value of the security sold short. The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Fund may be required to pay in connection with a short sale.

The Fund may make “short sales against the box.” A short sale is against the box to the extent that the Fund contemporaneously owns, or has the right to obtain without payment, securities identical to those sold short. Generally, gain, but not loss, must be recognized for federal income tax purposes upon entering into a short sale against the box. The Fund may not enter into a short sale, including a short sale against the box, if, as a result, more than 25% of its net assets would be subject to such short sales.

Hybrid Instruments (Indexed/Structured Securities)

Hybrid Instruments, including indexed or structured securities, combine the elements of Futures contracts or options with those of debt, preferred equity or a depository instrument. Generally, a Hybrid Instrument will be a debt security, preferred stock, depository share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities (collectively “Underlying Assets”) or by another objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively “Benchmarks”). Thus, Hybrid Instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

Hybrid Instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, the Fund may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transactions costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a U.S. dollar-denominated Hybrid Instrument whose redemption price is linked to the average three-year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, the Fund could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give the Fund the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transactions costs. Of course, there is no guarantee that the strategy will be successful, and the Fund could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the Hybrid Instrument.

The risks of investing in Hybrid Instruments reflect a combination of the risks of investing in securities, options, futures and currencies. Thus, an investment in a Hybrid Instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published Benchmark. The risks of a particular Hybrid Instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of Underlying Assets to which the instrument is linked. Such risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the Hybrid Instrument and which may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the Underlying Assets and interest rate movements. In recent years, various Benchmarks and prices for Underlying Assets have been highly volatile, and such volatility may be expected in the future. Reference is also made to the discussion of futures, options, and Forward Contracts herein for a discussion of the risks associated with such investments.

Hybrid Instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular Hybrid Instrument, changes in a Benchmark may be magnified by the terms of the Hybrid Instrument and have an even more dramatic and substantial effect upon the value of the Hybrid Instrument. Also, the prices of the Hybrid Instrument and the Benchmark or Underlying Asset may not move in the same direction or at the same time.

Hybrid Instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, Hybrid Instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if “leverage” is used to structure the Hybrid Instrument. Leverage risk occurs when the Hybrid Instrument is structured so that a given change in a Benchmark or Underlying Asset is multiplied to produce a greater value change in the Hybrid Instrument, thereby magnifying the risk of loss as well as the potential for gain.

Hybrid Instruments may also carry liquidity risk since the instruments are often “customized” to meet the portfolio needs of a particular investor, and, therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. Under certain conditions, the redemption (or sale) value of such an investment could be zero. In addition, because the purchase and sale of Hybrid Instruments could take place in an over-the-counter market without the guarantee of a central clearing organization or in a transaction between the Fund and the issuer of the Hybrid Instrument, the creditworthiness of the counterparty or issuer of the Hybrid Instrument would be an additional risk factor the Fund would have to consider and monitor. Hybrid Instruments also may not be subject to regulation by the CFTC, which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

The various risks discussed above, particularly the market risk of such instruments, may in turn cause significant fluctuations in the net asset value of the Fund. Accordingly, the Fund will limit its investments in Hybrid Instruments to 10% of total assets at the time of purchase. However, because of their volatility, it is possible that the Fund’s investment in Hybrid Instruments will account for more than 10% of the Fund’s return (positive or negative).

When-Issued, Delayed Delivery and Forward Commitment Securities

The Fund may purchase or sell such securities on a “when-issued” or “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Although the Fund will enter into such transactions for the purpose of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the Fund may dispose of a commitment prior to settlement. When such transactions are negotiated, the price (which is generally expressed in yield terms) is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. During the period between commitment by the Fund and settlement (generally within two months but not to exceed 120 days), no payment is made for the securities purchased by the purchaser, and no interest accrues to the purchaser from the transaction. Such securities are subject to market fluctuation, and the value at delivery may be less than the purchase price. The Fund will segregate with its custodian, cash, or liquid securities at least equal to the value of purchase commitments until payment is made. With respect to securities sold on a delayed-delivery basis, the Fund will either segregate the securities sold or liquidate assets of a comparable value.

The Fund will engage in when-issued transactions in order to secure what is considered to be an advantageous price and yield at the time of entering into the obligation. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to consummate the transaction. Failure to do so may result in the Fund losing the opportunity to obtain a price and yield considered to be advantageous. If the Fund chooses to: (i) dispose of the right to acquire a when-issued security prior to its acquisition; or (ii) dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss. (At the time the Fund makes a commitment to purchase or sell a security on a when-issued or forward commitment basis, it records the transaction and reflects the value of the security purchased, or if a sale, the proceeds to be received in determining its net asset value.)

To the extent the Fund engages in when-issued and delayed delivery transactions, it will do so for the purpose of acquiring or selling securities consistent with its investment objectives and policies and not for the purposes of investment leverage. The Fund enters into such transactions only with the intention of actually receiving or delivering the securities, although (as noted above) when-issued securities and forward commitments may be sold prior to the settlement date. In addition, changes in interest rates in a direction other than that expected by the Adviser or Subadviser, as applicable, before settlement will affect the value of such securities and may cause a loss to the Fund.

When-issued transactions and forward commitments may be used to offset anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, the Fund might sell securities in its portfolio on a forward commitment basis to attempt to limit its exposure to anticipated falling prices. In periods of falling interest rates and rising prices, the Fund might sell portfolio securities and purchase the same or similar securities on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields.

Leverage

The Closed-End Funds may employ the use of leverage in their portfolios through borrowing from banks, the issuance of preferred stock, or other methods. While this leverage often serves to increase yield, it also subjects a Closed-End Fund to increased risks. These risks may include the likelihood of increased volatility and the possibility that a Closed-End Fund’s common stock income will fall if the interest rate on any borrowings rises. The use of leverage is premised upon the expectation that the cost of leverage will be lower than the return on the investments made with the proceeds. However, if the income or capital appreciation from the securities purchased with such proceeds is not sufficient to cover the cost of leverage or if the Closed-End Fund incurs capital losses, the return to common stockholders, such as the Fund, will be less than if leverage had not been used. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed.

Leveraged ETFs

Leveraged ETFs contain all of the risks that non-leveraged ETFs present. Additionally, to the extent the Fund invests in ETFs that achieve leveraged exposure to their underlying indexes through the use of derivative instruments, the Fund will indirectly be subject to leveraging risk.  The more these ETFs invest in derivative instruments that give rise to leverage, the more this leverage will magnify any losses on those investments. Leverage will cause the value of an ETF’s shares and, to the extent the Fund invests in such ETFs, the Fund’s shares, to be more volatile than if the ETF did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of an ETF’s portfolio securities or other investments. A leveraged ETF will engage in transactions and purchase instruments that give rise to forms of leverage. Such transactions and instruments may include, among others, the use of reverse repurchase agreements and other borrowings, the investment of collateral from loans of portfolio securities, the use of when issued, delayed-delivery or forward commitment transactions or short sales. The use of leverage may also cause a leveraged ETF to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet segregation requirements. Certain types of leveraging transactions, such as short sales that are not “against the box,” could theoretically be subject to unlimited losses in cases where a leveraged ETF, for any reason, is unable to close out the transaction. In addition, to the extent a leveraged ETF borrows money, interest costs on such borrowed money may not be recovered by any appreciation of the securities purchased with the borrowed funds and could exceed the ETF’s investment income, resulting in greater losses. The value of a leveraged ETF’s shares will tend to increase or decrease more than the value of any increase or decrease in its underlying index due to the fact that the ETF’s investment strategies involve consistently applied leverage. Such ETFs often “reset” daily, meaning that they are designed to achieve their stated objectives on a daily basis. Due to the effect of compounding, their performance over longer periods of time can differ significantly from the performance (or inverse of the performance) of their underlying index or benchmark during the same period of time. This effect may be enhanced during the periods of increased market volatility.  Consequently, leveraged ETFs may not be suitable as long-term investments.

Loans of Portfolio Securities

While the Fund is permitted to engage in securities lending, the Fund has not currently implemented a securities lending program. In the event the Fund determines to enter into a securities lending program at a future time, the Fund will only do so in accordance with applicable law and SEC guidance relating to such arrangements. Any securities lending program implemented by the Fund would also be subject to the approval and oversight of the Board.

Securities Lending

Consistent with applicable regulatory requirements, the Closed-End Funds and ETFs in which the Fund may invest may lend portfolio securities to brokers, dealers and other financial organizations meeting capital and other credit requirements or other criteria established by the Closed-End Fund’s or ETF’s board. Although the borrower will generally be required to make payments to the Closed-End Fund or ETF in lieu of any dividends such fund would have otherwise received had it not loaned the shares to the borrower, such payments will not be treated as “qualified dividend income” for purposes of determining what portion of such fund’s regular dividends received by individuals may be taxed at the rates generally applicable to long-term capital gains.

Requirements of the SEC, which may be subject to future modification, currently provide that the following conditions must be met whenever a Closed-End Fund or ETF lends its portfolio securities: (a) such fund must receive at least 100% cash collateral or equivalent securities from the borrower; (b) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (c) such fund must be able to terminate the loan at any time; (d) such fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (e) such fund may pay only reasonable custodian fees in connection with the loan; and (f) voting rights on the loaned securities may pass to the borrower. However, if a material event adversely affecting the investment in the loaned securities occurs, such fund must terminate the loan and regain the right to vote the securities.

The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. A fund could also lose money if its short-term investment of the cash collateral declines in value over the period of the loan.

Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements with brokers, dealers, domestic and foreign banks or other financial institutions that have been determined by the Adviser or Subadviser to be creditworthy. In a reverse repurchase agreement, the Fund sells a security and agrees to repurchase it at a mutually agreed-upon date and price, reflecting the interest rate effective for the term of the agreement. It may also be viewed as the borrowing of money by the Fund. The Fund’s investment of the proceeds of a reverse repurchase agreement is the speculative factor known as leverage. The Fund will enter into a reverse repurchase agreement only if the interest income from investment of the proceeds is expected to be greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. The Fund will segregate cash or liquid securities in an amount at least equal to its purchase obligations under these agreements (including accrued interest). In the event that the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s repurchase obligation, and the Fund’s use of proceeds of the agreement may effectively be restricted pending such decision.

Dollar Rolls

The Fund may enter into “dollar rolls” in which the Fund sells mortgage- or other asset-backed securities (“Roll Securities”) for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the Roll Securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. The Fund also could be compensated through the receipt of fee income equivalent to a lower forward price. A “covered roll” is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position that matures on or before the forward settlement date of the dollar roll transaction. The Fund will enter into only covered rolls. Because “roll” transactions involve both the sale and purchase of a security, they may cause the reported portfolio turnover rate to be higher than that reflecting typical portfolio management activities.

Dollar rolls involve certain risks, including the following: if the broker-dealer to whom the Fund sells the security becomes insolvent, the Fund’s right to purchase or repurchase the security subject to the dollar roll may be restricted and the instrument the Fund is required to repurchase may be worth less than an instrument the Fund originally held. Successful use of dollar rolls will depend upon the Adviser’s or Subadviser’s ability to predict correctly interest rates and, in the case of mortgage dollar rolls, mortgage prepayments. For these reasons, there is no assurance that dollar rolls can be successfully employed.

Standby Commitments

Standby commitments are put options that entitle holders to same day settlement at an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. The Fund may acquire standby commitments to enhance the liquidity of portfolio securities, but only when the issuers of the commitments present minimal risk of default. Ordinarily, the Fund may not transfer a standby commitment to a third party, although it could sell the underlying municipal security to a third party at any time. The Fund may purchase standby commitments separate from or in conjunction with the purchase of securities subject to such commitments. In the latter case, the Fund would pay a higher price for the securities acquired, thus reducing their yield to maturity. Standby commitments will not affect the dollar-weighted average maturity of the Fund, or the valuation of the securities underlying the commitments. Issuers or financial intermediaries may obtain letters of credit or other guarantees to support their ability to buy securities on demand. The Adviser or Subadviser, as applicable, may rely upon its evaluation of a bank’s credit in determining whether to support an instrument supported by a letter of credit. Standby commitments are subject to certain risks, including the ability of issuers of standby commitments to pay for securities at the time the commitments are exercised; the fact that standby commitments are not marketable by the Fund; and the possibility that the maturities of the underlying securities may be different from those of the commitments.

“Swap” Derivative Transactions

The Fund may enter into interest rate, securities index, commodity, or security and currency swap agreements for the purpose of attempting to obtain, enhance, or preserve a particular desired return or spread at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return or spread. The Fund also may enter into swaps in order to protect against an increase in the price of, or the currency exchange rate applicable to, securities that the Fund anticipates purchasing at a later date. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to several years. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount” (i.e., the amount or value of the underlying asset used in computing the particular interest rate, return, or other amount to be exchanged) of a particular foreign currency, or a “basket” of securities representing a particular index. Swap agreements may also include (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or “floor”; and (iii) interest rate collars, under which a party sells a cap and purchases a floor, or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels or “collar” amounts.

The “notional amount” of the swap agreement is the agreed-upon amount or value of the underlying asset used for calculating the obligations that the parties to a swap agreement have agreed to exchange. Under most swap agreements entered into by the Fund, the obligations of the parties would be exchanged on a “net basis.” Consequently, the Fund’s obligation (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative notional values of the positions held by each party to the agreement (“net amount”) and not the notional amounts themselves. The Fund’s obligation under a swap agreement will be accrued daily (offset against amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by designating liquid assets on the Fund’s books and records.

Whether the Fund’s use of swap agreements will be successful in furthering its investment objectives will depend, in part, on the Adviser or Subadviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments and the changes in the future values, indexes, or rates covered by the swap agreement. Swap agreements may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Fund will enter into swap agreements only with counterparties that are rated investment grade and that the Adviser or Subadviser reasonably believes are capable of performing under the swap agreements. If there is a default by the other party to such a transaction, the Fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction. Certain restrictions imposed on the Fund by the Code may limit the Fund’s ability to use swap agreements.

The use of swaps is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

Senior Loans

The Fund invests in senior loans which generally pay interest at rates which are periodically re-determined by reference to a base lending rate plus a premium. These base lending rates are generally either the lending rate offered by one or more major United States banks, or the certificate of deposit rate. Senior loans are generally considered to be restrictive in that the Fund is ordinarily contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan. Senior loans in the Fund are generally subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments may occur. As a result, the actual remaining maturity may be substantially less than the stated maturities shown.

Special Situations

A “special situation” arises when, in the opinion of the Adviser or Subadviser, as applicable, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investment in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

Master Limited Partnerships

The Fund may invest in equity securities of master limited partnerships (“MLPs”).  An MLP generally has two classes of partners, the general partner and the limited partners.  The general partner normally controls the MLP through an equity interest plus units that are subordinated to the common (publicly traded) units for an initial period and then only converting to common if certain financial tests are met.  As a motivation for the general partner to successfully manage the MLP and increase cash flows, the terms of most MLPs typically provide that the general partner receives a larger portion of the net income as distributions reach higher target levels.  As cash flow grows, the general partner receives a greater interest in the incremental income compared to the interest of limited partners.  The general partner’s incentive compensation typically increases to up to 50% of incremental income.  Nevertheless, the aggregate amount distributed to limited partners will increase as MLP distributions reach higher target levels.  Given this incentive structure, the general partner has an incentive to streamline operations and undertake acquisitions and growth projects in order to increase distributions to all partners.

MLP common units represent an equity ownership interest in a partnership, providing limited voting rights and entitling the holder to a share of the company’s success through distributions and/or capital appreciation. Unlike stockholders of a corporation, common unit holders do not elect directors annually and generally have the right to vote only on certain significant events, such as mergers, a sale of substantially all of the assets, removal of the general partner or material amendments to the partnership agreement.  MLPs are required by their partnership agreements to distribute a large percentage of their current operating earnings.  Common unit holders generally have first right to a minimum quarterly distribution prior to distributions to the convertible subordinated unit holders or the general partner (including incentive distributions).  Common unit holders typically have arrearage rights if the minimum quarterly distribution is not met.  In the event of liquidation, MLP common unit holders have first right to the partnership’s remaining assets after bondholders, other debt holders, and preferred unit holders have been paid in full.  MLP common units trade on a national securities exchange or over-the-counter.  Some limited liability companies (“LLCs”) may be treated as MLPs for federal income tax purposes. Similar to MLPs, LLCs typically do not pay federal income tax at the entity level and are required by their operating agreements to distribute a large percentage of their current operating earnings.  In contrast to MLPs, LLCs have no general partner and there are no incentives that entitle management or other unit holders to increased percentages of cash distributions as distributions reach higher target levels.  In addition, LLC common unit holders typically have voting rights with respect to the LLC, whereas MLP common units have limited voting rights.  MLP common units and other equity securities can be affected by macro economic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards MLPs or a MLP’s business sector, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer (in the case of MLPs, generally measured in terms of distributable cash flow).  Prices of common units of individual MLPs and other equity securities can also be affected by fundamentals unique to the partnership or company, including earnings power and coverage ratios.

MLP convertible subordinated units are typically issued by MLPs to founders, corporate general partners of MLPs, entities that sell assets to the MLP, and institutional investors, and may be purchased in direct placements from such persons.  The purpose of the convertible subordinated units is to increase the likelihood that during the subordination period there will be available cash to be distributed to common unit holders.  Convertible subordinated units generally are not entitled to distributions until holders of common units have received specified minimum quarterly distributions, plus any arrearages, and may receive less in distributions upon liquidation.  Convertible subordinated unit holders generally are entitled to a minimum quarterly distribution prior to the payment of incentive distributions to the general partner, but are not entitled to arrearage rights.  Therefore, they generally entail greater risk than MLP common units.  They are generally convertible automatically into the senior common units of the same issuer at a one-to-one ratio upon the passage of time or the satisfaction of certain financial tests.  These units do not trade on a national exchange or over-the-counter, and there is no active market for convertible subordinated units. The value of a convertible security is a function of its worth if converted into the underlying common units.  Convertible subordinated units generally have similar voting rights to MLP common units.  Because convertible subordinated units generally convert to common units on a one-to-one ratio, the price that a Closed-End Fund could be expected to pay upon purchase or to realize upon resale is generally tied to the common unit price less a discount. The size of the discount varies depending on a variety of factors including the likelihood of conversion, and the length of time remaining to conversion, and the size of the block purchased.

MLP I-Shares represent an indirect investment in MLP I-units.  I-units are equity securities issued to affiliates of MLPs, typically a limited liability company, that own an interest in and manage the MLP.  The issuer has management rights but is not entitled to incentive distributions.  The I-Share issuer’s assets consist exclusively of MLP I-units.  Distributions by MLPs to I-unit holders are made in the form of additional I-units, generally equal in amount to the cash received by common unit holders of MLPs.  Distributions to I-Share holders are made in the form of additional I-Shares, generally equal in amount to the I-units received by the I-Share issuer.  The issuer of the I-Share is taxed as a corporation for federal income tax purposes; however, the MLP does not allocate income or loss to the I-Share issuer.  Accordingly, investors receive a Form 1099, are not allocated their proportionate share of income of the MLPs and are not subject to state income tax filing obligations.  The price of I-Shares and their volatility tend to be correlated to the price of common units, although the price correlation is not precise.

Real Estate Companies

The Fund may invest significantly in the securities of real estate companies and may be susceptible to adverse economic or regulatory occurrences affecting that sector. Real property investments are subject to varying degrees of risk. The yields available from investments in real estate depend on the amount of income and capital appreciation generated by the related properties. Income and real estate values may also be adversely affected by such factors as applicable laws (e.g., Americans with Disabilities Act and tax laws), interest rate levels and the availability of financing. If the properties do not generate sufficient income to meet operating expenses, including, where applicable, debt service, ground lease payments, tenant improvements, third-party leasing commissions and other capital expenditures, the income and ability of the real estate company to make payments of any interest and principal on its debt securities will be adversely affected. In addition, real property may be subject to the quality of credit extended and defaults by borrowers and tenants. The performance of the economy in each of the regions and countries in which the real estate owned by a portfolio company is located affects occupancy, market rental rates and expenses and, consequently, has an impact on the income from such properties and their underlying values. The financial results of major local employers also may have an impact on the cash flow and value of certain properties. In addition, real estate investments are relatively illiquid and, therefore, the ability of real estate companies to vary their portfolios promptly in response to changes in economic or other conditions is limited. A real estate company also may have joint venture investments in certain of its properties and, consequently, its ability to control decisions relating to these properties may be limited.

Real property investments are also subject to risks which are specific to the investment sector or type of property in which the real estate companies are investing.

•                  Retail Properties. Retail properties are affected by the overall health of the applicable economy and may be adversely affected by the growth of alternative forms of retailing, bankruptcy, departure or cessation of operations of a tenant, a shift in consumer demand due to demographic changes, spending patterns and lease terminations.

•                  Office Properties. Office properties are affected by the overall health of the economy and other factors such as a downturn in the businesses operated by their tenants, obsolescence and non-competitiveness.

•                  Hotel Properties. The risks of hotel properties include, among other things, the necessity of a high level of continuing capital expenditures, competition, increases in operating costs which may not be offset by increases in revenues, dependence on business and commercial travelers and tourism, increases in fuel costs and other expenses of travel and adverse effects of general and local economic conditions.

•                  Healthcare Properties. Healthcare properties and healthcare providers are affected by several significant factors, including federal, state and local laws governing licenses, certification, adequacy of care, pharmaceutical distribution, medical rates, equipment, personnel and other factors regarding operations; continued availability of revenue from government reimbursement programs (primarily Medicaid and Medicare); and competition on a local and regional basis.

•                  Multifamily Properties. The value and successful operation of a multifamily property may be affected by a number of factors such as the location of the property, the ability of the management team, the level of mortgage rates, presence of competing properties, adverse economic conditions in the locale, oversupply and rent control laws or other laws affecting such properties.

•                  Insurance Issues. Certain real estate companies may carry comprehensive liability, fire, flood, earthquake extended coverage and rental loss insurance with various policy specifications, limits and deductibles.

•                  Credit Risk. REITs (as defined below) may be highly leveraged, and financial covenants may affect the ability of REITs to operate effectively.

•                  Environmental Issues. In connection with the ownership (direct or indirect), operation, management and development of real properties that may contain hazardous or toxic substances, a portfolio company may be considered an owner, operator or responsible party of such properties and, therefore, may be potentially liable for removal or remediation costs, as well as certain other costs, including governmental fines and liabilities for injuries to persons and property.

•                  Smaller Companies. Even the larger REITs in the industry tend to be small- to medium-sized companies in relation to the equity markets as a whole. REIT shares, therefore, can be more volatile than, and perform differently from, larger company stocks.

•                  REIT Tax Issues. REITs are subject to a highly technical and complex set of provisions in the Code. It is possible that the Fund may invest in a real estate company which purports to be a REIT and that the company could fail to qualify as a REIT. In the event of any such unexpected failure to qualify as a REIT, the company would be subject to corporate level taxation, significantly reducing the return to the Fund on its investment in such company.

Real Estate Investment Trusts

A real estate investment trust (“REITs”) is a corporation, or a business trust that would otherwise be taxed as a corporation, which meets the definitional requirements of the Code.  The Code permits a qualifying REIT to deduct dividends paid, thereby effectively eliminating corporate level U.S. federal income tax and making the REIT a pass-through vehicle for federal income tax purposes.  To meet the definitional requirements of the Code, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including mortgages and other REITs) or cash and government securities, derive most of its income from certain prescribed sources relating to real estate (including rents from real property and interest on loans secured by mortgages on real property), and distribute to stockholders annually a substantial portion of its otherwise taxable income.

REITs are characterized as equity REITs, mortgage REITs and hybrid REITs.  Equity REITs, which may include operating or finance companies, own real estate directly and the value of, and income earned by, the REITs depends upon the income of the underlying properties and the rental income they earn.  Equity REITs also can realize capital gains (or losses) by selling properties that have appreciated (or depreciated) in value.  Mortgage REITs can make construction, development or long-term mortgage loans and are sensitive to the credit quality of the borrower.  Mortgage REITs derive their income from interest payments on such loans.  Hybrid REITs combine the characteristics of both equity and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate.  The values of securities issued by REITs are affected by tax and regulatory requirements and by perceptions of management skill.  They also are subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation and the possibility of failing to qualify for tax-free status under the Code or to maintain exemption from the 1940 Act.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general.  An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT.  A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its portfolio mortgages to repay their obligations.  REITs are dependent upon the skills of their managers and are not diversified.  REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers.  REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to risks associated with such industry.

REITs (especially mortgage REITs) are also subject to interest rate risks.  When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise.  Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline.  If the REIT invests in adjustable rate mortgage loans the interest rates on which are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities.

Initial Public Offerings

The Closed-End Fund Sleeve may purchase securities of Closed-End Funds in initial public offerings (“IPOs”) or shortly thereafter. An IPO is a corporation’s first offering of stock to the public. Shares are given a market value reflecting expectations for the corporation’s future growth. Special rules of the Financial Industry Regulatory Authority apply to the distribution of IPOs. Corporations offering stock in IPOs generally have limited operating histories and may involve greater investment risk. The prices of these companies’ securities may be very volatile, rising and falling rapidly, sometimes based solely on investor perceptions rather than on economic reasons.

Utility and Telecommunications Industry

The Closed-End Fund Sleeve may invest in Closed-End Funds that invest in equity and debt securities of utility companies. There are certain risks and considerations affecting utility companies, and the holders of utility company securities, that an investor should take into account when investing in those securities. Factors that may adversely affect utility companies include: difficulty in financing large construction programs during inflationary periods; technological innovations that may cause existing plants, equipment, or products to become less competitive or obsolete; the impact of natural or man-made disaster (especially on regional utilities); increased costs or reductions in production due to the unavailability of appropriate types of fuels; seasonally or occasionally reduced availability or higher cost of natural gas; and reduced demand due to energy conservation among consumers. These revenues of domestic and foreign utility companies generally reflect the economic growth and developments in the geographic areas in which they do business. Furthermore, utility securities tend to be interest rate sensitive.

In addition, most utility companies in the United States and in foreign countries are subject to government regulation. Generally, the purpose of such regulation is to ensure desirable levels of service and adequate capacity to meet public demand. To this end, prices are often regulated to enable consumers to obtain service at what is perceived to be a fair price, while attempting to provide utility companies with a rate of return sufficient to attract capital investment necessary for continued operation and necessary growth. Utility regulators permit utilities to diversify outside of their original geographic regions and their traditional lines of business. While the investment advisers of the Closed-End Funds believe that these opportunities will permit certain utility companies to earn more than their traditional regulated rates of return, other companies may be forced to defend their core business and may be less profitable. Of course, there can be no assurance that the regulatory policies described in this paragraph will continue in the future.

In addition to the effects of regulation described in the previous paragraph, utility companies may also be adversely affected by the following regulatory considerations: (i) the development and implementation of a national energy policy; (ii) the differences between regulatory policies of different jurisdictions (or different regulators that have concurrent jurisdiction); (iii) shifts in regulatory policies; (iv) adequacy of rate increases; (v) future regulatory legislation; and (vi) the potential effects of a deregulated environment.

Foreign utility companies may encounter different risks and opportunities than those located in the United States. Foreign utility companies may be more heavily regulated than their United States counterparts. Many foreign utility companies currently use fuels that cause more pollution than fuels used by United States utilities. In the future, it may be necessary for such foreign utility companies to invest heavily in pollution control equipment or otherwise meet pollution restrictions. Rapid growth in certain foreign economies may encourage the growth of utility industries in those countries.

In addition to the foregoing considerations, which affect most utility companies, there are specific considerations that affect specific utility industries:

Electric. The electric utility industry is composed of companies engaged in the generation, transmission, and sale of electric energy. Electric utility companies may be affected either favorably or unfavorably, depending upon the circumstances, by the following: fuel costs; financing costs; size of the region in which sales are made; operating costs; environmental and safety regulations; changes in the regulatory environment; and the length of time needed to complete major construction projects.

In the United States, the construction and operation of nuclear power facilities is subject to a high degree of regulatory oversight by the Nuclear Regulatory Commission and state agencies with concurrent jurisdiction. In addition, the design, construction, licensing, and operation of nuclear power facilities are often subject to lengthy delays and unanticipated costs due to changes in regulatory policy, regional political actions, and lawsuits. Furthermore, during rate authorizations, utility regulators may disallow the inclusion in electric rates of the higher operating costs and expenditures resulting from these delays and unanticipated costs, including the costs of a nuclear facility that a utility company may never be able to use.

Telecommunications. The telephone industry is large and highly concentrated. The greatest portion of this segment is comprised of companies that distribute telephone services and provide access to the telephone networks. While many telephone companies have diversified into other businesses in recent years, the profitability of telephone utility companies could be adversely affected by increasing competition, technological innovations, and other structural changes in the industry.

Cable television companies are typically local monopolies, subject to scrutiny by both utility regulators and municipal governments. Emerging technologies and legislation encouraging local competition are combining to threaten these monopolies and may slow future growth rates of these companies. The radio telecommunications segment of this industry, including cellular telephone, is in its early developmental phase and is characterized by emerging, rapidly growing companies.

Gas. Gas transmission and distribution companies are undergoing significant changes. In the United States, the Federal Energy Regulatory Commission is reducing its regulation of interstate transmission of gas. While gas utility companies have in the recent past been adversely affected by disruptions in the oil industry, increased concentration, and increased competition, the investment advisers of the Closed-End Funds believe that environmental considerations should benefit the gas industry in the future.

Water. Water utility companies purify, distribute, and sell water. This industry is highly fragmented because most of the water supplies are owned by local authorities. Water utility companies are generally mature and are experiencing little or no per capita volume growth. The investment advisers of the Closed-End Funds believe that favorable investment opportunities may result if anticipated consolidation and foreign participation in this industry occurs.

Energy Companies

Energy companies in which the Closed-End Funds may invest include companies in the discovery, development, production or distribution of energy or other natural resources, the development of technologies for the production or efficient use of energy and other natural resources, or the furnishing of related supplies or services. The energy industries can be significantly affected by fluctuations in energy prices and supply and demand of energy fuels, energy conservation, exploration and production spending, the success of exploration projects, tax and other government regulations, weather or meteorological events, world events and economic conditions. The energy industries also may be affected by fluctuations in energy prices, energy conservation, exploration and production spending, government regulations, weather, world events and economic conditions.

Healthcare Companies

The Closed-End Funds may invest in shares of healthcare companies.  Healthcare companies in which the Closed-End Funds may invest encompass two main groups. The first group includes companies that manufacture health care supplies or provide health care-related services, including distributors of products, providers of basic health care services and owners and operators of care facilities and organizations. The second group includes companies in the research, development, production and marketing of pharmaceuticals and biotechnology products. Events affecting the health care industries include technological advances that make existing products and services obsolete, and changes in regulatory policies concerning approvals of new drugs, medical devices or procedures. In addition, changes in governmental payment systems and private payment systems, such as increased use of managed care arrangements, are risks in investing in the health care industries.

Companies in Financial Sector

The Fund may invest in securities of financial services companies. Companies in the financial services sector include commercial banks, industrial banks, insurance companies, savings institutions, finance companies, diversified financial services companies, investment banking firms, securities brokerage houses, investment advisory companies, leasing companies and companies providing similar services. The Fund may also have exposure to financial companies to the extent they are counterparties to the Fund’s derivative investments.

Events that affect the financial services industries will have a greater effect on the Fund than they would on a fund that is more widely diversified among a number of unrelated industries. For example, financial services companies can be significantly affected by availability and cost of capital and changes in interest rates, insurance claims activity and general economic conditions. Financial services companies are subject to extensive government regulations, which can limit the types and amounts of loans and other commitments they make and the interest rates and fees they charge and can have a significant impact on profitability. Losses resulting from financial difficulties of borrowers and declines in the value of assets can negatively impact the financial services industries.

The financial services industries are also subject to relatively rapid changes as a result of industry consolidation trends which may result in distinctions between different financial service segments (for example, banking, insurance and brokerage businesses) becoming less clear. In the recent past, the financial services industries have experienced considerable financial distress, which has led to the implementation of government programs designed to ease that distress.

Income Trusts

The Fund may invest in shares of income trusts in Canada. An income trust is an investment trust which holds income-producing assets and passes the income on to its security holders. The main attraction of an income trust is its ability to generate constant cash flows. Income trusts have the potential to deliver higher yields than bonds. During periods of low interest rates, income trusts may achieve higher yields compared with cash investments. During periods of increasing rates, the opposite may be true. Income trusts may experience losses during periods of both low and high interest rates.

Income trusts are structured to avoid taxes at the entity level. In a traditional corporate tax structure, net income is taxed at the corporate level and again when distributed as dividends to its shareholders. This flow-through structure means that the distributions to income trust investors are generally higher than dividends from an equivalent corporate entity.

Despite the potential for attractive regular payments, income trusts are equity investments, not fixed income securities, and they share many of the risks inherent in stock ownership. In addition, an income trust may lack diversification and potential growth may be sacrificed because revenue is passed on to security holders, rather than reinvested in the business. Income trusts do not guarantee minimum distributions or even return of capital; therefore, if the business starts to lose money, the trust can reduce or even eliminate distributions. The tax structure of income trusts described above, which would allow income to flow through to investors and be taxed only at the investor level, could be challenged under existing laws, or the tax laws could change.

Portfolio Turnover

The Fund may purchase and sell securities or financial instruments whenever necessary to seek to accomplish its investment objectives. Portfolio turnover generally involves some expense to the Fund and its shareholders, including brokerage commissions and other transaction costs on the purchase and sale of securities or financial instruments and reinvestment in other securities or financial instruments.

Higher portfolio turnover may decrease the after-tax return to shareholders if it results in the realization of net capital gains, which may be taxable when distributed to shareholders. The Fund’s portfolio turnover rate would equal 100% if each security or financial instrument in the Fund’s portfolio were replaced once per year.

Future Developments

The Fund may invest in securities and other instruments that do not presently exist but may be developed in the future, provided that each such investment is consistent with the Fund’s investment objectives, policies and restrictions and is otherwise legally permissible under federal and state laws. The Fund’s Prospectus and SAI will be amended or supplemented as appropriate to discuss any such new investments.

Interfund Borrowing and Lending Program

The Trust has received exemptive relief from the SEC which permits the Fund to participate in an interfund lending program among investment companies advised by SunAmerica or an affiliate. The interfund lending program allows the participating funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of participating funds, including the requirement that no fund may borrow from the program unless it receives a more favorable interest rate than would be available to any of the participating funds from a typical bank for a comparable transaction. In addition, the Fund may participate in the program only if and to the extent that such participation is consistent with the Fund’s investment objectives and policies (for instance, money market funds would normally participate only as lenders). Interfund loans and borrowings may extend overnight but could have a maximum duration of seven days. Loans may be called on one business day’s notice. The Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the board of each participating fund. To the extent the Fund is actually engaged in borrowing through the interfund lending program, the Fund will comply with its investment policy on borrowing.

INVESTMENT RESTRICTIONS

The Fund is subject to a number of investment restrictions that are fundamental policies and may not be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities. A “majority of the outstanding voting securities” of the Fund for this purpose means the lesser of (i) 67% of the shares of the Fund represented at a meeting at which more than 50% of the outstanding shares are present in person or represented by proxy or (ii) more than 50% of the outstanding shares. Unless otherwise indicated, all percentage limitations apply only at the time the investment is made; any subsequent change in any applicable percentage resulting from fluctuations in value will not be deemed an investment contrary to these restrictions.

Under the following fundamental restrictions the Fund may not:

1.                      issue senior securities or borrow money or pledge its assets, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

2.                      concentrate its investments in a particular industry, as that term is used in the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

3.                      buy or sell commodities or commodity contracts or real estate or interests in real estate, except, in each case, as permitted under the 1940 Act, and as interpreted or modified by a regulatory authority having jurisdiction, from time to time;

4.                      act as underwriter except to the extent that, in connection with the disposition of securities, it may be deemed to be an underwriter under certain federal securities laws;

5.                      make loans except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time; and

6.                      purchase any security (other than obligations of the U.S. government, its agencies, or instrumentalities) if as a result: (i) as to 75% of the Fund’s total assets (taken at current value), more than 5% of such assets would then be invested in securities of a single issuer, or (ii) as to all of the Fund’s total assets, more than 25% of the Fund’s total assets (taken at current value) would be invested in a single industry, or (iii) as to all of the Fund’s total assets, the Fund would then hold more than 10% of the outstanding voting securities of an issuer.

The following restriction is not a fundamental policy and may be changed by the Board without a shareholder vote. The Fund may not:

1.              invest more that 15% of its net assets in illiquid securities, including repurchase agreements that have a maturity of longer than seven days, time deposits with a maturity of longer than seven days, securities with legal or contractual restrictions on resale and securities that are not readily marketable in securities markets either within or without the United States. Commercial paper exempted from registration under the Securities Act pursuant to Section 4(2) of the Securities Act and securities that may be offered and sold to “qualified institutional buyers” as defined in Rule 144A under the Securities Act, which the Subadviser has determined to be liquid pursuant to guidelines established by the Trustees, will not be considered illiquid for purposes of this limitation on illiquid securities.

TRUSTEES AND OFFICERS

The following table lists the Trustees and officers of the Trust, their ages, current position(s) held with the Trust, length of time served, principal occupations during the past five years, number of funds overseen within the fund complex and other directorships/trusteeships held outside of the fund complex. Unless otherwise noted, the address of each Trustee and officer is Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992. Trustees who are not deemed to be “interested persons” of the Trust as defined in Section 2(a)(19) of the 1940 Act are referred to as “Disinterested Trustees.” Trustees who are deemed to be “interested persons” of the Trust are referred to as “Interested Trustees.”

The Trustees of the Trust are responsible for the overall supervision of the operation of the Trust and perform various duties imposed on directors of investment companies by the 1940 Act and under the Trust’s Declaration of Trust. Trustees and officers of the Trust are also trustees/directors and officers of some or all of the other investment companies managed, administered or advised by SunAmerica and distributed by SunAmerica Capital Services, Inc. (“SACS”) and other affiliates of SunAmerica.

DISINTERESTED TRUSTEES

Name and Age	Position(s) Held with Trust	Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee(2)	Other Directorship(s) Held by Trustee During the Past Five Years(3)
Dr. Judith L. Craven Age: 67	Trustee	2004 to Present	Retired	79	Director, Belo Corp. (1992 to Present); Director, Sysco Corp. (1996 to Present); Director, Luby’s, Inc. (1998 to Present).
William F. Devin Age: 74	Trustee	2004 to Present	Retired	79	Director, Boston Options Exchange (2001 to 2010).
Richard W. Grant Age: 67	Trustee	2011 to Present	Retired. Attorney and partner at Morgan Lewis & Bockius LLP (1989 to 2011).	30	None
Stephen J. Gutman Age: 69	Trustee	2004 to Present	Senior Vice President and Associate Broker, The Corcoran Group (real estate) (2003 to Present); Managing Member, Beau Brummell-SoHo LLC (licensing of menswear specialty retailing) (1995 to 2009); President, SJG Marketing Inc. (2009 to Present).	30	None

Name and Age	Position(s) Held with Trust	Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee(2)	Other Directorship(s) Held by Trustee During the Past Five Years(3)
William J. Shea Age: 64	Trustee	2004 to Present	Executive Chairman, Caliber ID, Inc. (medical devices) (2007 to Present); Managing Partner, DLB Capital, LLC (private equity) (2006 to 2007).	30	Chairman of the Board, Royal and SunAlliance U.S.A., Inc. (2004 to 2006); Director, Boston Private Financial Holdings (2004 to Present); Chairman, Demoulas Supermarkets (1999 to Present).

INTERESTED TRUSTEE

Name and Age	Position(s) Held with Trust	Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee(2)	Other Directorship(s) Held by Trustee During the Past Five Years(3)
Peter A. Harbeck(4) Age: 59	Trustee	2004 to Present	President, CEO and Director, SunAmerica (1995 to Present); Director, SunAmerica Capital Services, Inc. (“SACS”) (1993 to Present); Chairman, Advisor Group, Inc. (2004 to Present).	79	None

OFFICERS

Name and Age	Position(s) Held with Trust	Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee(2)	Other Directorship(s) Held by Trustee During the Past Five Years(3)
John T. Genoy Age: 44	President	December 2007 to Present	Chief Financial Officer, SunAmerica (2002 to Present); Senior Vice President, SunAmerica (2003 to Present); Chief Operating Officer, SunAmerica (2006 to Present).	N/A	N/A
Donna M. Handel Age: 46	Treasurer	2004 to Present	Senior Vice President, SunAmerica (2004 to Present).	N/A	N/A
James Nichols Age: 46	Vice President	2006 to Present	Director, President and CEO, SACS (2006 to Present); Senior Vice President, SACS (2002 to 2006); Senior Vice President, SunAmerica (2002 to Present).	N/A	N/A
Gregory N. Bressler Age: 46	Secretary and Chief Legal Counsel	2005 to Present	Senior Vice President and General Counsel, SunAmerica (2005 to Present).	N/A	N/A
Katherine Stoner Age: 56	Chief Compliance Officer	2011 to Present

Vice President, SunAmerica (May 2011 to Present); Vice President, The Variable Annuity Life Insurance Company (“VALIC”), Western National Life Insurance Company (“WNL”) and American General Distributors (2006 to Present); Deputy General Counsel and Secretary, VALIC and WNL (2007 to 2011); Vice President, VALIC Financial Advisors, Inc.

				N/A	N/A

Name and Age	Position(s) Held with Trust	Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee(2)	Other Directorship(s) Held by Trustee During the Past Five Years(3)
(2010-2011) and VALIC Retirement Services Company (2010 to Present).
Gregory R. Kingston Age: 47	Vice President and Assistant Treasurer	2004 to Present	Vice President, SunAmerica (2001 to Present).	N/A	N/A
Nori L. Gabert Age: 59	Vice President and Assistant Secretary	2004 to Present	Vice President and Deputy General Counsel, SunAmerica (2005 to Present).	N/A	N/A
Matthew J. Hackethal Age: 41	Anti-Money Laundering Compliance Officer	2006 to Present	Chief Compliance Officer, SunAmerica (2006 to Present).	N/A	N/A

(1)                       Trustees serve until their successors are duly elected and qualified, subject to the Trustees’ Retirement Plan as discussed below.

(2)                       The term “Fund Complex” means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment services or have a common investment adviser or any investment adviser that is an affiliate of the adviser. The “Fund Complex” includes the Trust (6 funds), SunAmerica Money Market Funds, Inc. (“SAMMF”) (1 fund), SunAmerica Equity Funds (“SAEF”) (3 funds), SunAmerica Income Funds (“SAIF”) (4 funds), SunAmerica Series, Inc. (“SA Series”) (7 funds), Anchor Series Trust (“AST”) (8 funds), SunAmerica Senior Floating Rate Fund, Inc. (“SASFR”) (1 fund), VALIC Company I (“VALIC I”) (34 funds), Company II (“VALIC II”) (15 funds), SunAmerica Series Trust (“SAST”) (38 funds), and Seasons Series Trust (“SST”) (21 funds).

(3)                       Directorships of Companies required to report to the SEC under the Exchange Act (i.e., “public companies”) or other investment companies regulated under the 1940 Act other than those listed under the preceding column.

(4)                       Mr. Harbeck is considered to be an Interested Trustee because he serves as President, CEO and Director of SunAmerica and Director of SACS.

Leadership Structure of the Board of Trustees

Overall responsibility for oversight of the Trust and the Fund rests with the Board of Trustees (the “Board”). The Trust, on behalf of the Fund, has engaged SunAmerica and Cohen & Steers (the “Subadviser”) to manage the Fund on a day-to day basis. The Board is responsible for overseeing SunAmerica and the Subadviser and any other service providers in the operations of the Fund in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws, the Trust’s Declaration of Trust and By-laws, and the Fund’s investment objectives and strategies. The Board is presently composed of six members, five of whom are Disinterested Trustees. The Board currently conducts regular in-person meetings at least quarterly and holds special in-person or telephonic meetings, or informal conference calls, to discuss specific matters that may arise or require action between regular Board meetings. The Disinterested Trustees also meet at least quarterly in executive session, at which no Interested Trustees are present. The Disinterested Trustees have engaged independent legal counsel to assist them in performing their oversight responsibilities.

The Board has appointed Mr. Grant, a Disinterested Trustee, to serve as Chairman of the Board. The Chairman’s role is to preside at all meetings of the Board and to act as a liaison with service providers, including SunAmerica, officers, attorneys, and other Trustees generally, between meetings. The Chairman may also perform such other functions as may be delegated by the Board from time to time. The Board has established four committees, i.e., Audit Committee, Nomination and Compensation Committee, Ethics Committee, and Governance Committee (each, a “Committee”) to assist the Board in the oversight and direction of the business and affairs of the Fund, and from time to time may establish informal working groups to review and address the policies and practices of the Fund with respect to certain specified matters. The Committee system facilitates the timely and efficient consideration of matters by the Trustees, and facilitates effective oversight of compliance with legal and regulatory requirements and of the Fund’s activities and associated risks. The standing Committees currently conduct an annual review of their charters, which includes a review of their responsibilities and operations. The Governance Committee and the Board as a whole also conduct an annual evaluation of the performance of the Board, including consideration of the effectiveness of the Board’s committee structure. The Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over the matters under its purview and it allocates areas of responsibility among the Committees and the full Board in a manner that enhances efficient and effective oversight.

The Fund is subject to a number of risks. Risk oversight forms part of the Board’s general oversight of the Fund and is addressed as part of various Board and Committee activities. Day-to-day risk management functions are subsumed within the responsibilities of SunAmerica, who carries out the Fund’s investment management and business affairs, and also by the Fund’s Subadviser and other service providers in connection with the services they provide to the Fund. Each of SunAmerica, the Subadviser and other service providers have their own, independent interest in risk management, and their policies and methods of risk management will depend on their functions and business models. As part of its regular oversight of the Fund, the Board, directly and/or through a Committee, interacts with and reviews reports from, among others, SunAmerica, the Subadviser and the Fund’s other service providers (including the Fund’s distributor, servicing agent and transfer agent), the Fund’s Chief Compliance Officer, the independent registered public accounting firm for the Fund, legal counsel to the Fund, and internal auditors for SunAmerica or its affiliates, as appropriate, relating to the operations of the Fund. The Board recognizes that it may not be possible to identify all of the risks that may affect the Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

Board of Trustees and Committees

Among the attributes common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other Trustees, SunAmerica, the Subadviser, other service providers, legal counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Trustees. A Trustee’s ability to perform his or her duties effectively may have been attained, as set forth below, through the Trustee’s executive, business, consulting, public service and/or academic positions; experience from service as a Trustee of the Fund and as a trustee or director of the other funds in the Fund Complex (and/or in other capacities), other investment funds, public companies, or nonprofit entities or other organizations; educational background or professional training; and/or other life experiences.

Dr. Judith L. Craven. Dr. Craven has served as a director or trustee in the Fund Complex since 2004 and serves as a Trustee of the Fund. She currently serves as a director or trustee of 79 of the funds in the Fund Complex. In addition, she has more than 25 years of executive and business experience in various industries. Dr. Craven also has corporate governance experience serving on the Boards of Directors of several public companies for more than 10 years.

William F. Devin. Mr. Devin has served as a director or trustee in the Fund Complex since 2001 and serves as a Trustee of the Fund. He currently serves as a director or trustee of 79 of the funds in the Fund Complex. In addition, he has more than 30 years of business and executive experience primarily in the financial services industry, including with Fidelity. Mr. Devin also has corporate governance experience serving on the Board of Directors of the Boston Options Exchange from 2001 to 2010.

Richard W. Grant. Mr. Grant has served as a director or trustee in the Fund Complex since March 2011, and serves as Chairman of the Board of the Trust. He currently serves as a director or trustee of 30 of the funds in the Fund Complex. Mr. Grant has more than 25 years of business and corporate governance experience serving as legal counsel to a number of registered investment companies and/or their independent directors/trustees, including to the Disinterested Trustees of the Trust.

Stephen J. Gutman. Mr. Gutman has served as a director or trustee in the Fund Complex since 1985 and serves as a Trustee of the Fund. He currently serves as a director or trustee of 30 of the funds in the Fund Complex. In addition, he has more than 20 years of business and executive experience in the real estate and licensing industries.

William J. Shea. Mr. Shea has served as a director or trustee in the Fund Complex since 2004 and serves as a Trustee of the Fund. He currently serves as a director or trustee of 30 of the funds in the Fund Complex. In addition, he has more than 20 years of business and executive experience primarily in the financial services industry. In addition, Mr. Shea has approximately 19 years of audit and accounting-related experience as a certified public accountant at a leading accounting firm. Mr. Shea also has corporate governance and audit committee experience serving on the Board of Directors and Audit Committees of several public companies, including serving as Chairman of the Board of Directors of Royal and SunAlliance U.S.A., Inc. for two years.

Peter A. Harbeck. Mr. Harbeck has served as a director or trustee in the Fund Complex since 1995 and serves as a Trustee of the Fund. He currently serves as a director or trustee of 79 of the funds in the Fund Complex. In addition, he has served as President, CEO and Director of SunAmerica since 1995, as Director of SACS since 1993 and as Chairman of Advisor Group, Inc, since 2004.

The Board has established four Committees:  Audit Committee, Nominating and Compensation Committee, Ethics Committee, and Governance Committee.

Each Disinterested Trustee serves on the Trust’s Audit Committee. The Audit Committee is charged with selecting, overseeing and setting the compensation of the Trust’s independent registered public accounting firm. The Audit Committee is responsible for pre-approving all audit and non-audit services performed by the independent public accounting firm for the Trust and for pre-approving certain non-audit services performed by the independent registered public accounting firm for SunAmerica and certain control persons of SunAmerica.

The Audit Committee is also responsible for reviewing with the independent registered public accounting firm the audit plan and results of the audit along with other matters.

The members of the Audit Committee of the Trust are Messrs. Devin, Grant, Gutman, Shea and Dr. Craven, with Mr. Shea serving as Chairman. Committee members each receive $2,887 per meeting for serving on the Audit Committees of the SunAmerica Mutual Funds (“SAMF”)(1), AST and SASFR. Mr. Shea receives a $5,775 annual retainer for serving as the Chairman of the Audit Committees for SAMF, SASFR and AST. The Audit Committee met five times during the fiscal year ending October 31, 2012.

The Nomination and Compensation Committee (the “Nominating Committee”) recommends to the Trustees those persons to be nominated by the Trustees as candidates to serve as Trustees and voted upon by shareholders and selects and proposes nominees for election by Trustees to the Board between shareholders’ meetings. The Nominating Committee will consider candidates proposed by shareholders for election as Trustees. The members of the Nominating Committee are Messrs. Devin, Grant, Gutman, Shea and Dr. Craven, with Mr. Gutman serving as Chairman. Mr. Gutman receives a $1,732 annual retainer for serving as Chairman of the Nominating Committees of SAMF, AST and SASFR and Messrs. Devin, Grant, Shea and Dr. Craven each receive a $1,155 annual retainer for serving as a member of the Nominating Committees of SAMF, AST and SASFR. Messrs. Devin, Grant, Shea and Dr. Craven each receive $577 per scheduled meeting ($289 for telephonic meetings) and Mr. Gutman, as Chairman, receives $693 per scheduled meeting ($346 per telephonic meeting). The Nominating Committee met one time during the fiscal year ending October 31, 2012.

The Ethics Committee is responsible for applying the Code of Ethics applicable to the Fund’s Principal Executive Officer and Principal Accounting Officer to specific situations in which questions are presented to it and has the authority to interpret the Code of Ethics in any particular situation. The Ethics Committee will inform the Board of Trustees of violations or waivers to the Trust’s Code of Ethics, as appropriate. The members of the Ethics Committee are Messrs. Devin, Grant, Gutman, Shea and Dr. Craven, with Dr. Craven serving as Chairman. Dr. Craven receives a $1,732 annual retainer for serving as Chairman of the Ethics Committees of SAMF, AST and SASFR and Messrs. Devin, Grant, Gutman and Shea each receive a $1,155 annual retainer for serving on the Ethics Committees of SAMF, AST and SASFR. Messrs. Devin, Grant, Gutman and Shea each receive $577 per scheduled meeting ($289 for telephonic meeting) and Dr. Craven, as Chairman, receives $693 per scheduled meeting ($346 per telephonic meeting). The Ethics Committee met one time during the fiscal year ending October 31, 2012.

The Governance Committee reviews and makes recommendations with respect to the size and composition of the Board and its committees and monitors and evaluates the functioning of the committees of the Board. The members of the Governance Committee are Messrs. Devin, Grant, Gutman, Shea and Dr. Craven, with Mr. Devin serving as Chairman. Mr. Devin receives a $1,732 annual retainer for serving as Chairman of the Governance Committees of SAMF, AST and SASFR and Messrs. Grant, Gutman, Shea and Dr. Craven each receive a $1,155 annual retainer for serving on the Governance Committees of SAMF, AST and SASFR. Messrs. Grant, Gutman, Shea and Dr. Craven each receive $577 per scheduled meeting ($289 for telephonic meeting) and Mr. Devin, as Chairman, receives $693 per scheduled meeting ($346 per telephonic meeting). The Governance Committee met one time during the fiscal year ending October 31, 2012.

(1)                       SAMF consists of the Trust, SAEF, SAIF, SA Series and SAMMF.

TRUSTEE OWNERSHIP OF FUND SHARES

The following table shows the dollar range of shares beneficially owned by each Trustee as of December 31, 2012.

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies(1)
Disinterested Trustees
Dr. Judith K. Craven	None	None
William F. Devin	None	over $100,000
Richard W. Grant	None	None
Stephen J. Gutman	None	$1-$10,000
William J. Shea	None	None

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies(1)
Interested Trustee
Peter A. Harbeck	None	over $100,000

(1)                       Includes SAMF, SST, SAST, AST and SASFR.

Trustee Compensation

The Trust pays each Disinterested Trustee’s annual compensation, in addition to reimbursement of out-of-pocket expenses, in connection with attendance at meetings of the Trustees. Specifically, each Disinterested Trustee receives from each portfolio within SAMF a pro rata portion (based upon the portfolios’ net assets) of $69,300 in annual compensation ($103,950 in annual compensation for the Chairman of the Board) for acting as a director or trustee of all of the SAMF. Each Disinterested Trustee of SAMF receives an additional $5,775 per attended quarterly meeting ($8,662 for the Chairman of the Board). Each Disinterested Trustee of SASFR receives $1,039 for each quarterly meeting attended ($1,559 for the Chairman of the Board) and $4,158 in annual compensation ($6,237 for the Chairman of the Board). Each Disinterested Trustee of AST receives $23,100 in annual compensation ($34,650 in annual compensation for the Chairman of the Board). Each Trustee receives from each portfolio within SAMF, SASFR and AST a pro rata portion of $2,887.50 in compensation for attendance at each Special Board Meeting ($4,331.25 for the Chairman of the Board). This per meeting fee will be allocated to each portfolio based upon such portfolio’s net assets and will also be allocated only to those portfolios that are subject to that meeting.

The Trustees have adopted the SunAmerica Disinterested Trustees’ and Directors’ Retirement Plan (the “Retirement Plan”) effective January 1, 1993, as amended, for the Disinterested Trustees. The Retirement Plan provides generally that a Disinterested Trustee may become a participant (“Participant”) in the Retirement Plan if he or she has at least 10 years of consecutive service as a Disinterested Trustee of any of the adopting SunAmerica mutual funds (the “Adopting Funds”)(2) or has attained the age of 60 while a Disinterested Trustee and completed five (5) consecutive years of service as a trustee or director of any Adopting Fund (an “Eligible Trustee”). Pursuant to the Retirement Plan, an Eligible Trustee may receive benefits upon (i) his or her death or disability while a Trustee or (ii) the termination of his or her tenure as a Trustee, other than removal for cause from each of the Adopting Funds with respect to which he or she is an Eligible Trustee.

As of each of the first 10 birthdays after becoming a Participant and on which he or she is both a Trustee and a Participant, each Eligible Trustee will be credited with an amount equal to 50% of his or her regular fees (excluding committee fees) for services as a Disinterested Trustee of each Adopting Fund for the calendar year in which such birthday occurs. In addition, an amount equal to 8.50% of any amounts credited under the preceding statement during prior years is added to each Eligible Trustee’s account. The rights of any Participant to benefits under the Retirement Plan shall be an unsecured claim against the assets of the Adopting Funds. An Eligible Trustee may receive any benefits payable under the Retirement Plan, at his or her election, either in one lump sum or in up to 15 annual installments. Any undistributed amounts shall continue to accrue interest at 8.50%.

(2)                       SAMF, AST and SASFR have adopted the Retirement Plan.

Effective December 3, 2008, the Retirement Plan was amended to, among other things: (1) freeze the Retirement Plan as to future accruals for active Participants as of December 31, 2008; (2) prohibit Disinterested Trustees from first becoming Participants in the Retirement Plan after December 31, 2008; and (3) permit active Participants to elect to receive a distribution of their entire Retirement Plan account balance in 2009. The freeze on future accruals does not apply to Participants who have commenced receiving benefits under the Retirement Plan on or before December 31, 2008.

The following table sets forth information summarizing the compensation of each Disinterested Trustee for his or her services as Trustee for the fiscal period ended October 31, 2012. Neither the Interested Trustees of the Trust nor any officers of the Fund receive any compensation.

COMPENSATION TABLE

Trustee	Aggregate Compensation from Trust	Total Compensation from Trust and Fund Complex Paid to Trustee(1)
Dr. Judith L. Craven (2)	$21,828	$307,047
William F. Devin (2)	$20,520	$345,047
Richard W. Grant	$30,322	$201,355
Stephen J. Gutman	$21,857	$141,447
William J. Shea	$22,376	$146,137

(1)                                 Information is as of October 31, 2012 for the investment companies that pay fees to these Trustees. The investment companies are the SAMF, AST, SASFR, VALIC I  and VALIC II.

(2)                                 Mr. Devin and Dr. Craven are also Trustees of VALIC I and VALIC II.

As of January 31, 2013, the Trustees and officers of the Trust owned in the aggregate less than 1% of the total outstanding shares of each class of the Fund.

Principal Holders of Securities.

As of [  ], 2013, no shareholders owned, of record or beneficially, 5% or more of the Fund’s shares.

MANAGEMENT OF THE FUND

Adviser

SunAmerica, which was organized as a Delaware corporation in 1982, is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311, and acts as investment adviser to the Fund pursuant to the Investment Advisory and Management Agreement with the Trust, on behalf of the Fund. SunAmerica is a wholly-owned subsidiary of American General Life Insurance Company and an indirect wholly-owned subsidiary of American International Group, Inc. (“AIG”).  As of December 31, 2012, SunAmerica managed, advised and/or administered assets of approximately $50.2 billion.

AIG, a Delaware corporation, is a holding company that through its subsidiaries is primarily engaged in a broad range of insurance and insurance-related activities and financial services in the U.S. and abroad. AIG, through its subsidiaries, is also engaged in a range of financial services activities.

Under the Investment Advisory and Management Agreement with respect to the Fund, SunAmerica provides various administrative services and supervises the business affairs of the Fund, subject to general review by the Trustees. SunAmerica has delegated certain duties to the Subadviser, including providing portfolio management to a portion of the Fund.

SunAmerica has retained the Subadviser to provide portfolio management services to the Fund, pursuant to a Subadvisory Agreement. Retention of the Subadviser in no way reduces the responsibilities or obligations of SunAmerica under the Investment Advisory and Management Agreement with respect to the Fund and SunAmerica shall be responsible for all acts and omissions of the Subadviser, or other persons or entities, in connection with the performance of SunAmerica’s duties, as discussed below.

Except to the extent otherwise specified in the Investment Advisory and Management Agreement, the Fund pays, or causes to be paid, all other expenses of the Trust and the Fund, including, without limitation, charges and expenses of any registrar, custodian, transfer and dividend disbursing agent; brokerage commissions; taxes; registration costs of the Trust and its shares under federal and state securities laws; the cost and expense of printing, including typesetting and distributing Prospectuses and SAIs with respect to the Fund, and supplements thereto, to the shareholders of the Fund; all expenses of shareholders’ and Trustees’ meetings and of preparing, printing and mailing proxy statements and reports to shareholders, shareholder recordkeeping and shareholder account service; all expenses incident to any dividend, withdrawal or redemption options; fees and expenses of legal counsel and independent registered public accounting firms; membership dues of industry associations; interest on borrowings of the Fund; postage; insurance premiums on property or personnel (including Officers and Trustees) of the Trust which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Trust’s operation.

As compensation for its services to the Fund, the Fund will pay SunAmerica a management fee at the annual rate of 1.00% of average daily net assets of the Fund. The Investment Advisory and Management Agreement with respect to the Fund will continue in effect until June 30, 2014, and from year to year thereafter if such continuance is approved in the manner required by the 1940 Act. The Investment Advisory and Management Agreement with respect to the Fund is terminable by either party, without penalty, on 60 days’ prior written notice, and shall terminate automatically in the event it is “assigned” by SunAmerica (as defined in the Investment Advisers Act of 1940, as amended (the “Advisers Act”)).

Pursuant to an Expense Limitation Agreement, SunAmerica is contractually obligated to waive its fees and/or reimburse expenses to the extent that the Total Annual Fund Operating Expenses exceed the following amounts in the table below.

Total Annual Fund Operating Expenses

(as a percentage of average daily net assets)

Class	%
Class A Shares	1.72%
Class C Shares	2.37%
Class W Shares	1.52%

These fee waivers and expense reimbursements will continue indefinitely, unless terminated by the Board of Trustees, including a majority of the Disinterested Trustees. For purposes of the Expense Limitation Agreement, Total Annual Fund Operating Expenses shall not include extraordinary expenses, as determined under generally accepted accounting principles, or acquired fund fees and expenses.

SunAmerica may also voluntarily waive or reimburse additional amounts to increase the investment return to the Fund’s investors. These waivers may be discontinued without notice to shareholders. Further, any waivers or reimbursements made by SunAmerica with respect to the Fund are subject to recoupment from the Fund within the following two years, provided that the Fund is able to effect such payment to SunAmerica and remain in compliance with the applicable expense limitations in effect at the time the waivers and/or reimbursements were made. The potential reimbursements are accounted for as possible contingent liabilities that are not recordable on the balance sheet of the Fund until collection is probable, but will appear as footnote disclosure to the Fund’s financial statements. At such time as it appears probable that the Fund is able to effect such reimbursement and that SunAmerica intends to seek such reimbursement, the amount of the reimbursement will be accrued as an expense of the Fund for that current period.

The Subadviser

Cohen & Steers acts as Subadviser to the Fund pursuant to the Subadvisory Agreement. The Subadviser is independent of SunAmerica and discharges its responsibilities subject to the policies of the Trustees and the supervision of SunAmerica, which pays the Subadviser’s fees.

The Subadvisory Agreement, after initial approval with respect to the Fund, continues in effect for a period of two years, in accordance with its terms, unless terminated, and may thereafter be renewed from year to year for so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act. The Subadvisory Agreement may be terminated at any time, without penalty, by the Trustees, by the holders of a majority of the Fund’s outstanding voting securities, by SunAmerica on not less than 30 nor more than 60 days, written notice to the Subadviser, or by the Subadviser on 90 days written notice to SunAmerica and the Trust. Under the terms of the Subadvisory Agreement, the Subadviser is not liable to the Fund, or its shareholders, for any act or omission by it or for any losses sustained by the Fund or its shareholders, except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties.

INFORMATION REGARDING THE PORTFOLIO MANAGERS,

PERSONAL SECURITIES TRADING, DISTRIBUTOR AND SERVICING AGENT

Other Accounts Managed by the Portfolio Managers

The following table indicates the number of other accounts managed by each Portfolio Manager and the total assets in the accounts in each of the following categories as of March 31, 2013 (unless otherwise indicated):  Registered Investment Companies (“RIC”), Other Pooled Investments (“OPI”), and Other Accounts (“OA”). For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

	Adviser /	Portfolio	Number of Other Accounts Managed and Total Assets by Account			Number of Accounts and Total Assets for which Advisory Fee is Performance-Based
Sleeve	Subadviser	Manager	RIC	OPI	OA	RIC	OPI	OA
Global Dividend Sleeve	SunAmerica	Brendan Voege, CFA	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
			$ [ ]	$ [ ]	$ [ ]	$ [ ]	$ [ ]	$ [ ]
Global Dividend Sleeve	SunAmerica	Timothy Campion	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
			$ [ ]	$ [ ]	$ [ ]	$ [ ]	$ [ ]	$ [ ]
Closed-End Fund Sleeve	Cohen & Steers	Douglas R. Bond	2	0	1	0	0	0
			$737,222,000	$0	$74,257,000	$0	$0	$0
Preferred Sleeve	Cohen & Steers	William F. Scapell	9	2	6	0	0	0
			$10,052,848,000	$9,141,312,000	$780,306,000	$0	$0	$0

Portfolio Manager Ownership of Fund Shares

The Fund has not commenced operations and, therefore, no portfolio manager beneficially owns any shares of the Fund.

SunAmerica

Potential Conflicts of Interest

Potential conflicts of interest may arise when the Fund’s portfolio managers also have day-to-day management responsibilities with respect to one or more other funds or other accounts.

SunAmerica and the Fund have adopted compliance policies and procedures that are designed to address various conflicts of interest that may arise for SunAmerica and the individuals it employs. There is no guarantee, however, that these policies and procedures will be able to detect and/or prevent every situation in which an actual or potential conflict may appear. Potential conflicts include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit the Fund’s ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Selection of Brokers/Dealers. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Exchange Act, which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio managers determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the Fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he manages.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to a Portfolio Manager differ among the funds and/or accounts that he manages. If the structure of the Subadviser’s subadvisory fee and/or the Portfolio Manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees; or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he has an interest or in which the Subadviser and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the Portfolio Manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the Portfolio Manager.

Portfolio Manager Compensation Overview

Portfolio Manager compensation is comprised of a salary and, where eligible, an incentive compensation component based on fund performance of the funds managed by the Portfolio Manager, as well as a short term incentive (STI) bonus component. The salary is a fixed annual salary, and is generally based on the Portfolio Managers’ responsibilities and leadership role within the organization. The incentive compensation component is determined by performance of the funds managed by the Portfolio Manager. It is determined by the fund’s total return relative to the three-year and five-year Lipper, Inc. rankings, where applicable. The STI is discretionary and based on both the individual’s performance and the organizational performance of SunAmerica Financial Group in the current compensation period. In addition, SunAmerica may award long-term incentive (LTI) compensation to an eligible Portfolio Manager who consistently meets or exceeds relative performance criteria.

SunAmerica believes its compensation program is adequate to incentivize Portfolio Managers and analysts to seek maximum performance within risk parameters described in the Fund’s prospectus.

Cohen & Steers

Potential Conflicts of Interest

Although the potential for conflicts of interest exist when an investment adviser and portfolio managers manage other accounts that invest in securities in which the Fund may invest or that may pursue a strategy similar to the Fund’s strategies, Cohen & Steers has procedures in place that are designed to ensure that all accounts are treated fairly and that the Fund is not disadvantaged.

For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and the other accounts or vehicles he advises. In addition, due to differences in the investment strategies or restrictions among the Fund and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by a portfolio manager may provide more revenue to Cohen & Steers. While this may appear to create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities, Cohen & Steers strives to ensure that portfolio managers endeavor to exercise their discretion in a manner that is equitable to all interested persons. In this regard, in the absence of specific account-related limitations (such as client-imposed restrictions or lack of available cash), it is the general policy of Cohen & Steers to allocate investment ideas pro rata to all accounts with the same primary investment strategy, except where an allocation would not produce a meaningful position size. In addition, the Fund, as a registered investment company, is subject to different regulations than certain of the other accounts, and, consequently, may not be permitted to engage in all of the investment techniques or transactions, or to engage in such techniques or transactions to the same degree, as the other accounts.

Certain of the portfolio managers may from time to time manage one or more accounts on behalf of Cohen & Steers and its affiliated companies (the “CNS Accounts”). Certain securities held and traded in the CNS Accounts also may be held and traded in one or more client accounts. It is the policy of Cohen & Steers, however, not to put the interests of the CNS Accounts ahead of the interests of client accounts. Cohen & Steers may aggregate orders of client accounts with those of the CNS Accounts; however, under no circumstances will preferential treatment be given to the CNS Accounts. For all orders involving the CNS Accounts, purchases or sales will be allocated prior to trade placement, and orders that are only partially filled will be allocated across all accounts in proportion to the shares each account, including the CNS Accounts, was designated to receive prior to trading, except as noted below. As a result, it is expected that the CNS Accounts will receive the same average price as other accounts included in the aggregated order. Shares will not normally be allocated or re-allocated to the CNS Accounts after trade execution or after the average price is known. However, in the event so few shares of an order are executed that a pro-rata allocation is not practical, a rotational system of allocation may be used; however, the CNS Accounts will never be part of that rotation or receive shares of a partially filled order other than on a pro-rata basis.

Certain accounts managed by Cohen & Steers may compensate Cohen & Steers using performance-based fees. Orders for these accounts will be aggregated, to the extent possible, with any other account managed by Cohen & Steers, regardless of the method of compensation. In the event such orders are aggregated, allocation of partially-filled orders will be made on a pro-rata basis in accordance with pre-trade indications. An account’s fee structure is not considered when making allocation decisions.

Finally, the structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager’s marketing or sales efforts and his or her bonus.

Cohen & Steers and the Fund have adopted certain compliance procedures that are designed to address the above conflicts as well as other types of conflicts of interests. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

Compensation of Investment Professionals

Compensation of portfolio managers and other investment professionals has three primary components:  (1) a base salary, (2) an annual cash bonus and (3) long-term stock-based compensation consisting generally of restricted stock units of Cohen & Steers. All investment professionals, including the portfolio managers, also receive certain retirement, insurance and other benefits that are broadly available to all of its employees. Compensation of investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect in the January following the fiscal year-end of CNS. Cohen & Steers compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of funds and accounts managed by each portfolio manager compared with appropriate peer groups or benchmarks. Cohen & Steers uses a variety of benchmarks to evaluate the portfolio managers’ performance for compensation purposes, as set forth in following table:

Sleeve	Benchmark
Preferred Sleeve	[ ]
Closed-End Fund Sleeve	[ ]

In evaluating the performance of a portfolio manager, primary emphasis is normally placed on one- and three-year performance. Performance is evaluated on a pre-tax and pre-expense basis. In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to risk-adjusted performance. For funds and accounts with a primary investment objective of high current income, consideration will also be given to the funds’ and accounts’ success in achieving this objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis. Portfolio managers are also evaluated on the basis of their success in managing their dedicated team of analysts. Base compensation for portfolio managers of Cohen & Steers varies in line with the portfolio manager’s seniority, position with the firm, and overall market.

Salaries, bonuses and stock-based compensation are also influenced by the operating performance of Cohen & Steers and CNS. While the annual salaries of Cohen & Steers’ portfolio managers are fixed, cash bonuses and stock-based compensation may fluctuate significantly from year-to-year, based on changes in manager performance and other factors.

Personal Securities Trading

The Trust, SunAmerica and the Distributor have adopted a written Code of Ethics (the “SunAmerica Code”) pursuant to Rule 17j-1 of the 1940 Act. These codes of ethics restrict the personal investing by certain access persons of the Fund in securities that may be held or purchased by the Fund to ensure that such investments do not disadvantage the Fund. SunAmerica reports to the Board of Trustees on a quarterly basis as to whether there were any violations of the SunAmerica Code by Access Persons of the Trust (as defined in the SunAmerica Code) or SunAmerica during the quarter. The SunAmerica Code has been filed as an exhibit to the Trust’s previous registration statement, and instructions concerning how these documents can be obtained may be found on the back cover of the Fund’s Prospectus.

The Subadviser has adopted a written Code of Ethics, and has represented that the provisions of such Code of Ethics are substantially similar to those in the SunAmerica Code. Further, the Subadviser will report to SunAmerica on a quarterly basis, as to whether there were any Code of Ethics violations by employees thereof who may be deemed Access Persons of the Trust. In turn, SunAmerica will report to the Board of Trustees as to whether there were any violations of the SunAmerica Code by Access Persons of the Trust or SunAmerica.

The Distributor

The Trust, on behalf of the Fund, has entered into a distribution agreement (the “Distribution Agreement”) with SACS, a registered broker-dealer and an indirect wholly-owned subsidiary of SunAmerica, to act as the principal underwriter in connection with the continuous offering of each class of shares of the Fund. The address of the Distributor is Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992. The Distribution Agreement provides that the Distributor has the exclusive right to distribute shares of the Fund through its registered representatives and authorized broker-dealers. The Distribution Agreement also provides that the Distributor will pay the promotional expenses, including the incremental cost of printing and distributing Prospectuses, annual reports and other periodic reports respecting the Fund, for distribution to persons who are not shareholders of the Fund and the costs of preparing and distributing any other supplemental sales literature. However, certain promotional expenses may be borne by the Fund (see “Distribution Plans” below).

The Distribution Agreement continues in effect of an initial two-year term and thereafter from year to year if such continuance is approved at least annually by the Trustees, including a majority of the Disinterested Trustees. The Trust and the Distributor each has the right to terminate the Distribution Agreement on 60 days’ written notice, without penalty. The Distribution Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act and the rules thereunder).

The Distributor may, from time to time, pay additional commissions or promotional incentives to brokers, dealers or other financial services firms that sell shares of the Fund. In some instances, such additional commissions, fees or other incentives may be offered among the brokers affiliated with the Distributor. In addition, the terms and conditions of any given promotional incentive may differ from firm to firm. Such differences will, nevertheless, be fair and equitable, and based on such factors as size, geographic location, or other reasonable determinants, and will in no way affect the amount paid by any investor.

Distribution Plans

Rule 12b-1 under the 1940 Act permits an investment company directly or indirectly to pay expenses associated with the distribution of its shares in accordance with a plan adopted by the investment company’s board of directors. As indicated in the Prospectus, the Trustees of the Trust and the shareholders of each class of shares of the Fund have adopted Distribution Plans (the “Class A Plan” and the “Class C Plan,” and collectively, the “Distribution Plans”).

Under the Class A Plan, the Distributor may receive payments from the Fund at the annual rate of 0.10% of the average daily net assets of the Fund’s Class A shares.  Under the Class C Plan, the Distributor may receive payments from the Fund at the annual rate of 0.75% of the average daily net assets of the Fund’s Class C shares, to compensate the Distributor and certain securities firms for sales and promotional activities for distributing this class of shares.  The distribution costs for which the Distributor may be reimbursed out of distribution fees include fees paid to broker-dealers that have sold Fund shares, commissions and other expenses such as sales literature, Prospectus printing and distribution and compensation to wholesalers. It is possible that in any given year the amount paid to the Distributor under the Class A or Class C Plan will exceed the Distributor’s distribution costs as described above.

The Distribution Plans also provide that each class of shares of the Fund may pay the Distributor an account maintenance fee for payments to broker-dealers for providing continuing account maintenance. This account maintenance fee is up to 0.25% of the aggregate average daily net assets of Class A and Class C shares.

The following table sets forth the distribution and account maintenance fees the Distributor will receive from the Fund based on a percentage of average daily net assets:

Class	Distribution Fee	Account Maintenance Fee
A	0.10%	up to 0.25%
C	0.75%	up to 0.25%

Because 12b-1 fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Continuance of the Distribution Plans is subject to annual approval by vote of the Trustees, including a majority of the Disinterested Trustees. A Distribution Plan may not be amended to increase materially the amount authorized to be spent thereunder with respect to a class of shares of the Fund without approval of the shareholders of the affected class of shares of the Fund. In addition, all material amendments to the Distribution Plans must be approved by the Trustees in the manner described above. A Distribution Plan may be terminated at any time without payment of any penalty by vote of a majority of the Disinterested Trustees or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the affected class of shares of the Fund. So long as the Distribution Plans are in effect, the election and nomination of the Disinterested Trustees of the Trust shall be committed to the discretion of the

Disinterested Trustees. In their consideration of the Distribution Plans, the Trustees must consider all factors they deem relevant, including information as to the benefits to the Fund and the shareholders of the relevant class of the Fund.

Distribution and Account Maintenance Fees

The Distributor serves as distributor of Class W shares and incurs the expenses of distributing the Class W shares under the Distribution Agreement, none of which are reimbursed or paid by the Fund.

The Trust, on behalf of Class W shares of the Fund, has entered into a Service Agreement (the “Class W Service Agreement”) with the Distributor to provide additional shareholder services to Class W shareholders. Pursuant to the Class W Service Agreement, as compensation for services rendered, the Distributor receives a fee from the Fund of 0.15% of the daily net assets of the Fund’s Class W Shares.

Payments to Financial Institutions

As described in the Prospectus, the Distributor, SunAmerica, or their affiliates may make payments to Financial Institutions, including certain broker-dealers within the Advisor Group, Inc. and VALIC, affiliates of SunAmerica, other than the standard dealer concessions listed under “Calculation of Sales Charges” in the Prospectus, or the distribution or service fees that may be made by the Distributor to Financial Institutions pursuant to the Distribution Plans. The additional payments may be made in the form of sales charge or service fee payments over and above the standard payment rate (made by the Distributor to broker-dealers in connection with distribution-related or accountant maintenance services under the Distribution Plans), or in the form of other “revenue sharing” payments that may be paid to Financial Institutions, as described in the Prospectus. These additional payments are collectively referred to as “revenue sharing payments.”

The Distributor, SunAmerica and their affiliates make revenue-sharing payments to Financial Institutions that generally range from 0.03% to 0.40% of Fund assets serviced and maintained by the Financial Institution and/or from 0.05% to 0.25% of gross or net sales of Fund shares attributable to the Financial Institution. Payments may also take the form of flat fees payable on a one-time or periodic basis, including, but not limited to, in connection with the initial set-up of the Fund on a Financial Institution’s platform, for inclusion on a Financial Institution’s preferred list of funds offered to its clients or for other marketing, sales support, educational or training programs.

These payments may create a conflict of interest by influencing the Financial Institution and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Financial Institution’s Website for more information.

In addition to the dealer concessions and the Distribution Plan and revenue-sharing payments described above and in the Prospectus, the Fund, Distributor, SunAmerica or their affiliates may also make payments to Financial Institutions in connection with administrative, sub-accounting and networking services (i.e., services to support the electronic transmission of shareholder orders through the National Securities Clearing Corporation). These fees are separate from the fees described above and from the fees paid by the Fund to SunAmerica Fund Services, Inc. (“SAFS” or the “Servicing Agent”), to the Transfer Agent or to the Distributor pursuant to the Service Agreement with respect to the Class W shares and to SunAmerica pursuant to the Administrative Services Agreement.

The Servicing Agent

The Trust has entered into a service agreement (the “Service Agreement”), under the terms of which SAFS, an affiliate of SunAmerica, acts as a servicing agent assisting State Street Bank and Trust Company (“State Street”) in connection with certain services offered to the shareholders of the Fund. Under the terms of the Service Agreement, SAFS may receive reimbursement of its costs in providing such shareholder services. SAFS is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992.

Pursuant to the Service Agreement, SAFS receives a fee from the Trust, computed and payable monthly based upon an annual rate of 0.22% of average daily net assets of Class A, Class C and Class W shares subject to review and approval by the Trustees. From this fee, SAFS pays a fee to State Street, and its affiliate, Boston Financial Data Services (“BFDS” and with State Street, the “Transfer Agent”) (other than out-of-pocket charges of the Transfer Agent which are paid by the Trust).

The Service Agreement continues in effect from year to year provided that such continuance is approved annually by vote of the Trustees, including a majority of the Disinterested Trustees.

PROXY VOTING POLICIES AND PROCEDURES

Proxy Voting Responsibility. The Trust has adopted policies and procedures for the voting of proxies relating to Fund securities (the “Policies”). The Policies were drafted according to recommendations by SunAmerica and an independent proxy voting agent. The

Policies enable the Trust to vote proxies in a manner consistent with the best interests of the Trust and the Trust’s shareholders. A committee has been established (the “Proxy Voting Committee”) to administer the voting of all Trust proxies in accordance with the Policies. The Proxy Voting Committee will consist of a member of the Investment Management Department, at least one member of the Legal and Compliance Departments, and at least one person with respect to SunAmerica who oversees advisers (with respect to the Fund, the investment discretion over which is delegated to the Subadviser) or their designees.

The Proxy Voting Committee has engaged the services of an independent voting agent to assist in issue analyses, vote recommendations for proxy proposals, and to assist the Trust with certain responsibilities including recordkeeping of proxy votes.

The Trust is generally a passive investor in holding portfolio securities, seeking to maximize shareholder value, but not necessarily to exercise control over the issuers of portfolio securities, or otherwise advance a particular social agenda. The Trust generally will abstain on “social issue proposals” as described herein.

In addition, in accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting. The Board of Trustees has determined that the costs of voting proxies with respect to such shares of foreign companies generally outweigh any benefits that may be achieved by voting such proxies. The costs of voting such proxies include the potentially serious portfolio management consequences of reduced flexibility to sell the shares at the most advantageous time for the particular Fund. As a result, such proxies generally will not be voted in the absence of an unusual, significant vote of compelling economic importance.

Case-By-Case Voting Matters. The Proxy Voting Committee has established proxy voting guidelines (the “Guidelines”), which identify certain vote items to be determined on a case-by case basis. In these circumstances, and in proposals not specifically addressed by the Policies, the Proxy Voting Committee generally will rely on guidance or a recommendation from the independent proxy voting agent or other sources. In these instances, the Proxy Voting Committee will recommend the vote that will maximize value for, and is in the best interests of, the Fund’s shareholders.

Examples of the Trust’s Positions on Voting Matters. Consistent with the approaches described above, the following are examples of the Trust’s voting positions on specific matters:

•                  Vote on a case-by-case basis on most mutual fund matter shareholder proposals to terminate the investment adviser;

•                  Vote on a case-by-case basis regarding merger and acquisition matters;

•                  Not vote proxies for index funds/portfolios and passively managed funds/portfolios;(2)

•                  Not vote proxies for securities that are out on loan;(3)

•                  Vote on a case-by-case basis on equity compensation plans.

Conflicts of Interest. Members of the Proxy Voting Committee will resolve conflicts of interest presented by a proxy vote. In practice, application of the Guidelines will in most instances adequately address any possible conflicts of interest, as votes generally are effected according to the policies or recommendations of the independent proxy voting agent.

However, if a situation arises where a vote presents a conflict between the interests of the Trust’s shareholders and the interest of SunAmerica, the Trust’s principal underwriter, or one of SunAmerica’s or the underwriter’s affiliates, and the conflict is known to the Proxy Voting Committee, the Committee will consult with one Trustee who is not an “interested person,” as that term is defined in the 1940 Act, time permitting, before casting the vote to ensure that the Fund votes in the best interest of its shareholders. Any individual with a known conflict may be required by the Proxy Voting Committee to recuse himself or herself from being involved in the proxy voting decision.

(2)                                 The Board has determined that the costs of voting proxies for index and passively managed funds will generally outweigh any benefits that may be achieved by voting such proxies because the outcome will not directly affect whether the Fund retains a particular security. That is, the Fund will retain or sell a particular security based on objective, rather than subjective, criteria. For example, in the case of an index fund, the Fund will make a determination to retain or sell a security based on whether the index retains or deletes the security.

(3)                                 The Boards of the SunAmerica funds that have approved the lending of portfolio securities have determined that the costs of voting proxies with respect to securities that are out on loan generally outweigh any benefit that may be achieved by the voting of such proxies. The costs of voting such proxies include the opportunity cost of lost securities lending income when securities are recalled from a loan. However, under certain circumstances, including where the Adviser and/or Subadviser to the Fund determines that a proxy vote is materially important to the Fund’s interest and where it is feasible to recall the security on a timely basis, the investment adviser will use its reasonable efforts to recall the security.

Proxy Voting Records. The Proxy Voting Committee will be responsible for documenting its basis for any determination to vote in a non-uniform or contrary manner, as well as for ensuring the maintenance of records for each proxy vote cast on behalf of the Fund. The independent proxy voting agent will maintain records of voting decisions for each vote cast on behalf of the Trust.

The proxy voting record for the period ended [  ] will also be available on the SEC’s website at http://www.sec.gov.

Board Reporting. The Fund’s Chief Compliance Officer will provide a summary report at each quarterly meeting of the Board which describes any Proxy Voting Committee meeting(s) held during the prior quarter.

DISCLOSURE OF PORTFOLIO HOLDINGS POLICIES AND PROCEDURES

The Board has adopted policies and procedures relating to disclosure of information about the portfolio holdings of the Fund (the “Portfolio Holdings Policies”). These policies and procedures govern when and by whom portfolio holdings information will be publicly disclosed or made available to nonaffiliated third parties. Unless the Fund’s portfolio holdings information has been publicly disclosed, it is the Trust’s policy to prevent disclosure of such information, except as may be permitted by the Portfolio Holdings Policies.

The Fund’s complete portfolio holdings will be publicly available via SEC filings made by the Fund on a fiscal quarterly basis. The filings will be made on Form N-Q for the Fund’s first and third fiscal quarters (not later than 60 days after the close of the applicable quarter) and on Form N-CSR for the Fund’s second and fourth fiscal quarters (not later than 10 days after the transmission to shareholders of the semi-annual report and annual report, respectively).  A schedule of the complete holdings of the Fund will also be available on the Fund’s website approximately 30 days after the end of each month.  Moreover, there may be instances from time to time when SunAmerica determines that it is important to immediately communicate certain information to the Fund’s shareholders, including communications that may contain information about the Fund’s portfolio holdings.  In these instances, and where SunAmerica determines that the most efficient manner to disseminate such information to shareholders is to post the information on the Fund’s website, the information will be considered publicly disseminated pursuant to the Portfolio Holdings Policies.  In order for information about portfolio holdings to be disseminated in this manner, SunAmerica’s general counsel must approve the dissemination of this information and such information must be posted prominently on the Fund’s website.

SunAmerica, the Subadviser and/or a Fund may disclose any and all portfolio holdings information prior to public dissemination to the Fund’s primary service providers (i.e., the Fund’s investment adviser, subadviser, distributor, custodian, transfer agent, servicing agent, fund accountant, administrator, independent public accountants, and legal counsel) and to other service providers (such as proxy voting services, pricing information vendors, broker-dealers who effect portfolio securities transactions, broker-dealers who provide pricing information, and providers of printing and/or regulatory filing services) who need access to such information to perform services on behalf of the Fund.  Portfolio holdings information may be disclosed to the third parties described above to the extent and as frequently as necessary to allow such third party to perform its duties and responsibilities.  These parties are generally subject to duties of confidentiality with respect to the portfolio holdings information they receive, imposed by either law, contract or by the nature of their duties.

SunAmerica, the Subadviser and/or a Fund may selectively disclose the Fund’s portfolio holdings prior to public dissemination to third parties (other than those service providers described above), only if (1) the Fund has a legitimate purpose to do so, and (2) the recipients are subject to a duty of confidentiality, including a duty not to trade on the nonpublic information.  Before any such disclosure is made, a written request must be submitted to and approved by SunAmerica’s legal department.  SunAmerica’s legal department may approve the request if it is reasonably determined that the requested disclosure would serve a legitimate business purpose of the Fund.  If the request is approved, the third party must execute a confidentiality agreement in a form deemed acceptable by SunAmerica legal department, unless such disclosure is otherwise required by applicable law, including requests by regulators, court order, or similar authority. Neither the Fund, SunAmerica, the Subadviser, nor their affiliates, may receive compensation or other consideration in connection with an arrangement to make available information about a Fund’s portfolio holdings.

At each quarterly meeting of the Board, SunAmerica shall present the Board with a report disclosing the addition of any organization or individual that has been approved to receive non-public portfolio holdings of the Fund and the purpose for such disclosure.

Each of the below listed third parties have been informed of its duty of confidentiality and has been approved to receive information concerning the Fund’s holdings:

1.                      Subadviser. The Subadviser is continuously provided with the entire portfolio holdings for the portion of the Fund that it subadvises on a daily basis.

2.                      [                ]. [    ] is provided with entire portfolio holdings information during periods in which it performs its audits of the Fund’s financial statements. [    ] does not disclose to third parties information regarding the Fund’s holdings.

3.                      State Street. State Street, as custodian to the Fund, has daily access to the entire holdings of the Fund. State Street does not disclose or release information regarding the Fund’s holdings except as instructed by the Fund.

4.                      [                ]. [    ] is provided with portfolio holdings information in connection with the tax services it provides to the Fund. [    ] does not disclose to third parties information regarding the Fund’s holdings.

5.                      Lipper, Inc. (“Lipper”). Lipper is provided with the entire portfolio holdings information for the Fund on a monthly basis. This information is disclosed approximately thirty (30) days after the month-end. Lipper analyzes the information to produce various statistical measures and general portfolio information (including equity investment style, asset category percentages, credit analysis, top 10 and top 25 holdings, sector weighting, etc.) and uses the information to determine the Fund’s asset class and category in order to place the Fund in the appropriate peer group. Lipper does not disclose the entire portfolio holdings of the Fund, but does disclose the information listed above. This information is made available to Lipper subscribers approximately thirty (30) days after the receipt of information from the Fund.

6.                      Morningstar, Inc. (“Morningstar”). Morningstar is a subscription-based service, though certain information regarding stocks and retail mutual funds may be accessed through its website at no charge. Information regarding the Fund is available only with a subscription. State Street forwards entire portfolio holdings information to Morningstar on a monthly basis, approximately thirty (30) days after each month-end. Morningstar analyzes the information to produce various reports that contain statistical measures and other portfolio information (including equity style, asset category percentages, credit analysis, top 10 and top 25 holdings, sector weighting, etc.). Through Morningstar’s Direct product, entire portfolio holdings information is available to subscribers approximately one week after Morningstar’s receipt of the information. Other Morningstar subscription-based products provide statistical measures and portfolio information generally between fifteen (15) to thirty (30) days after its receipt of such information.

7.                      Bloomberg LLP (“Bloomberg”). The Performance Measurement Group discloses the entire portfolio holdings information for the Fund on a quarterly basis, approximately forty-five (45) days after the month end. This information is made available to subscribers of Bloomberg’s various databases within one (1) to fourteen (14) days of its receipt.

8.                      Financial Printers. Fund Accounting provides various financial printers with portfolio holdings information between thirty (30) and sixty (60) days after each portfolio’s fiscal quarter. Financial printers assist the Fund with the filing of its annual and semi-annual shareholder reports and quarterly regulatory filings with the SEC and the printing of shareholder reports for distribution to participants. Financial printers do not disclose the information publicly other than to file the document on the SEC’s EDGAR database.

9.                      Investment Company Institute (“ICI”). Fund Accounting provides the ICI with certain holdings information (top 10 holdings, sector weighting and asset categories) regarding the Fund on a quarterly basis, approximately fifteen (15) days after the quarter end. The ICI uses this information for survey purposes and does not disclose the Fund’s holding information publicly.

10.               Manhattan Creative Partners (d/b/a “Diligent”). Marketing provides Diligent with entire portfolio holdings on a monthly basis approximately seven (7) days after the month-end. Diligent services the website of the retail funds advised by SunAmerica. Diligent also hosts the Board’s online meeting materials.

11.               Marketing Firms. Our Marketing Group provides portfolio holding information to various marketing firms, including PeachTree Enterprises, PrimeLook, Inc., Royal Impressions, Wilmedia and JDP Marketing Services. Depending on the Fund and the marketing firm, the Marketing Group provides information on a monthly, quarterly, or on an as needed basis, generally within seven (7) days of the period-end. Generally, these marketing firms are responsible for the design and/or printing of sales literature on behalf of the Fund or assist in the preparation of the MD&A section and shareholder letters to the annual and semi-annual reports. They do not publicly disclose the Fund’s portfolio holdings information and are subject to confidentiality provisions in our agreements with them.

12.               Institutional Shareholder Services (“ISS”). ISS downloads portfolio information as needed (i.e., custodian identification number, security identification number, share position and description of the security) through the State Street Insight

System. This information is used solely for the purposes of voting proxies and filing claims for participation in various securities litigation on behalf of the Fund and is not publicly disclosed. SunAmerica’s contract with ISS includes confidentiality disclosure.

13.              SunAmerica Retirement Markets, Inc. (“SARM”). SARM, an affiliate of SunAmerica, is provided with portfolio information, as needed, in order to facilitate marketing-related support services with respect to the Fund.

Certain other information concerning the Fund’s portfolio described below may also be disclosed prior to the public dissemination of the Fund’s portfolio holdings, provided that:  (i) the information has been made available to all shareholders of the Fund (e.g., the information has been mailed to shareholders) and/or (ii) the information has been posted on the Fund’s website, including where there is a prominent link on the website to such information (e.g., links to fund fact sheets, brochures or other marketing pieces that may contain identifiable holdings information).

1.             Asset Class Information.  Asset class information (e.g., equity, fixed income, currency or commodities) and the total percentage of the Fund held in each asset class;

2.             Sector or Geographic Information.  Sector information (e.g., technology, financials, industrials) or geographic information (e.g., non-U.S., U.S., or country-specific allocations) and the total percentage of the Fund held in each sector or geographic region/country;

3.             Impact of Fund Allocation Information.  Impact of asset class, sector or geographic information, including contributors/detractors to the Fund’s performance; provided, however, that when actual portfolio holdings are named, disclosure of these holdings must be consistent with sections 1 or 2 above; and

4.             General Portfolio Characteristics.  General portfolio characteristics of the Fund, including, but not limited to, the total number of stocks held by the Fund, average market capitalization and return on equity.

Other data regarding the Fund’s portfolio may also be distributed prior to public dissemination of the Fund’s portfolio holdings, provided that (a) such data does not identify any specific portfolio holding and (b) the Fund’s specific portfolio holdings cannot be derived from such data.  Examples of permitted data include, but are not limited to, total net assets, number of holdings, market capitalization, P/E ratio, R2 and beta.

FUND TRANSACTIONS AND BROKERAGE

As discussed in the Prospectus, the Adviser and the Subadviser are responsible for decisions to buy and sell securities, selection of broker-dealers and negotiation of commission rates for the sleeves they manage. Purchases and sales of securities on a securities exchange are affected through broker-dealers who charge a negotiated commission for their services. Orders may be directed to any broker-dealer including, to the extent and in the manner permitted by applicable law, an affiliated brokerage subsidiary of SunAmerica. For the purpose of this section, the term “Adviser” includes the Subadviser.

In the over-the-counter market, securities are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission (although the price of the security usually includes a profit to the dealer). In underwritten offerings, securities are purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

The Adviser’s primary consideration in effecting a security transaction is to obtain the best net price and the most favorable execution of the order. The Adviser may, however, select broker-dealers that provide it with research services and may cause the Fund to pay broker-dealers commissions which exceed those other broker-dealers may have charged, if in their view the commissions are reasonable in relation to the value of the brokerage and/or research services provided by the broker-dealer. Certain research services furnished by brokers may be useful to the Adviser with respect to clients other than the Fund, and not all of these services may be used by the Adviser in connection with the Fund. No specific value can be determined for research services furnished without cost to the Adviser by a broker. The Adviser is of the opinion that because the material must be analyzed and reviewed by its staff, its receipt does not tend to reduce expenses, but may be beneficial in supplementing the Adviser’s research and analysis. Therefore, it may tend to benefit the Fund by improving the quality of the Adviser’s investment advice. The investment advisory fees paid by the Fund are not reduced because the Adviser receives such services. When making purchases of underwritten issues with fixed underwriting fees, the Adviser may designate the use of broker-dealers who have agreed to provide the Adviser with certain statistical, research and other information.

The Adviser may effect portfolio transactions through an affiliated broker-dealer, if applicable, acting as an agent and not as principal, in accordance with Rule 17e-1 under the 1940 Act and other applicable securities laws.

Although the objectives of other accounts or investment companies that the Adviser manages may differ from those of the Fund, it is possible that, at times, identical securities will be acceptable for purchase by the Fund and one or more other accounts or investment companies that the Adviser manages. However, the position of each account or company in the securities of the same issuer may vary with the length of time that each account or company may choose to hold its investment in those securities. The timing and amount of purchase by each account and company will also be determined by its cash position. If the purchase or sale of a security is consistent with the investment policies of the Fund and one or more of these other accounts or companies is considered at or about the same time, transactions in such securities will be allocated in a manner deemed equitable by the Adviser. The Adviser may combine such transactions, in accordance with applicable laws and regulations, where the size of the transaction would enable it to negotiate a better price or reduced commission. However, simultaneous transactions could adversely affect the ability of the Fund to obtain or dispose of the full amount of a security, which it seeks to purchase or sell, or the price at which such security can be purchased or sold.

ADDITIONAL INFORMATION REGARDING PURCHASE OF SHARES

Information regarding the purchase of shares is located in the Shareholder Account Information section of the Fund’s Prospectus and is hereby incorporated by reference.

Upon making an investment in shares of the Fund, an open account will be established under which shares of the Fund and additional shares acquired through reinvestment of dividends and distributions will be held for each shareholder’s account by the Transfer Agent. Shareholders receive regular statements from the Transfer Agent that report each transaction affecting their accounts. Further information may be obtained by calling Shareholder Services at (800) 858-8850.

Shareholders who have met the Fund’s minimum initial investment may elect to have periodic purchases made through a dollar cost averaging program. Dollar cost averaging does not assure a profit or protect against loss in a declining market. Since this strategy involves continuous investments, regardless of fluctuating prices, investors should consider their financial ability to invest during periods of low price levels. At the shareholder’s election, such purchases may be made from such shareholder’s bank checking or savings account on a monthly, quarterly, semi-annual or annual basis.

Shares of the Fund are sold at the respective net asset value next determined after receipt of a purchase order, plus a sales charge, which, at the election of the investor may be imposed:  (i) at the time of purchase (Class A shares) or (ii) may be deferred (purchases of Class A shares in excess of $1 million and Class C shares). Class W Shares do not impose a sales charge. Reference is made to “Shareholder Account Information” in the Prospectus for certain information as to the purchase of Fund shares.

Waiver of CDSCs. As discussed under “Shareholder Account Information” in the Prospectus, CDSCs may be waived on redemptions of Class C shares under certain circumstances. The conditions set forth below are applicable with respect to the following situations with the proper documentation:

Death. CDSCs may be waived on redemptions within one year following the death (i) of the sole shareholder on an individual account, or (ii) of a joint tenant where the surviving joint tenant is the deceased’s spouse. If, upon the occurrence of one of the foregoing, the account is transferred to an account registered in the name of the deceased’s estate, the CDSC will be waived on any redemption from the estate account occurring within one year of the death.

Disability. CDSCs may be waived on redemptions occurring within one year after the sole shareholder on an individual account or a joint tenant on a spousal joint tenant account becomes disabled (as defined in Section 72(m)(7) of the Code). To be eligible for such waiver, (i) the disability must arise after the purchase of shares and (ii) the disabled shareholder must have been under age 65 at the time of the initial determination of disability. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

Distributions. CDSCs may be waived on taxable distributions made by qualified retirement plans or retirement accounts (not including rollovers) for which AIG SASF serves as a fiduciary and in which the plan participant or account holder has attained the age of 59 1/2 at the time the redemption is made.

Systematic Withdrawal Plan. CDSCs may be waived when periodic withdrawals are made from an investor’s account up to a maximum amount of 12% per year based on the value of the account at the time the Plan is established or at the times of withdrawal. All dividends and capital gains distributions must be reinvested.

Purchase by Check

Checks should be made payable to the Fund or payable to SunAmerica Mutual Funds. A personal check for an investor should be drawn from the investor’s bank account. In general, starter checks, cash equivalents, stale-dated or post-dated checks will not be accepted. In the case of a new account, purchase orders by check must be submitted directly by mail to SunAmerica Fund Services, Inc., c/o BFDS, P.O. Box 219186, Kansas City, Missouri 64121-9186, together with payment for the purchase price of such shares and a completed New Account Application. Payment for subsequent purchases should be mailed to SunAmerica Fund Services, Inc., c/o BFDS, P.O. Box 219186, Kansas City, Missouri 64121-9186 and the shareholder’s account number should appear on the check. Certified checks are not necessary but checks are accepted subject to collection at full face value in United States funds and must be drawn on a bank located in the United States. Upon receipt of the completed New Account Application and payment check, the Transfer Agent will purchase full and fractional shares of the Fund at the net asset value next computed after the check is received. There are restrictions on the redemption of shares purchased by check for which funds are being collected. (See “Shareholder Account Information” in the Prospectus.)

Purchase by Federal Funds Wire

An investor may make purchases by having his or her bank wire federal funds to the Trust’s Transfer Agent. Federal funds purchase orders will be accepted only on a day on which the Trust and the Transfer Agent are open for business. Orders for purchase of shares received by wire transfer in the form of Federal funds will be effected at the next-determined net asset value if received at or prior to the Fund’s close of business; plus any applicable sales charge. In order to insure prompt receipt of a Federal funds wire, it is important that these steps be followed:

1.                      You must have an existing SunAmerica Mutual Fund Account before wiring funds. To establish an account, complete the New Account Application and send it via facsimile to SAFS at:  (816) 218-0519.

2.                      Call SAFS’ Shareholder Services, toll free at (800) 858-8850, to obtain your new account number.

3.                      Instruct the bank to wire the specified amount to the Transfer Agent: State Street Bank and Trust Company, Boston, MA, ABA# 0110-00028; DDA# 99029712, [name of Fund, class] (include shareholder name and account number).

Waiver of Sales Charges With Respect to Certain Purchases of Class A Shares

To the extent that sales are made for personal investment purposes, the sales charge is waived as to Class A shares purchased by current or retired officers and directors of the Trust, and full-time employees of the Subadviser and SunAmerica and their affiliates, as well as members of the selling group and family members of the foregoing. In addition, the sales charge is waived with respect to shares purchased by employer-sponsored retirement plans, whether or not subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), that offer the Fund as an investment vehicle, where the trustee, fiduciary or administrator has entered into an agreement with the Distributor, the Fund or its agents with respect to such purchases, and where the trustee, fiduciary or administrator performs participant recordkeeping or other administrative services. Further, the sales charge is waived with respect to shares purchased by “wrap accounts” for the benefit of clients of broker-dealers, financial institutions, financial planners or registered investment advisers adhering to the following standards established by the Distributor:  (i) the broker-dealer, financial institution or financial planner charges its client(s) an advisory fee based on the assets under management on an annual basis, and (ii) such broker-dealer, financial institution or financial planner does not advertise that shares of the Fund may be purchased by clients at net asset value. As described under “Shareholder Account Information” in the Prospectus, Class W shares may be held solely through advisory fee-based programs sponsored by certain financial intermediaries, such as brokerage firms, investment advisers, financial planners, third-party administrators, insurance companies, and any other institutions having a selling, administration or any similar agreement with the Fund. Shares are offered at net asset value to the foregoing persons because of anticipated economies in sales effort and sales related expenses. Reductions in sales charges apply to purchases of shares by a “single person,” including an individual; members of a family unit comprising husband, wife and minor children; or a trustee or other fiduciary purchasing for a single fiduciary account. Complete details concerning how an investor may purchase shares at reduced sales charges may be obtained by contacting the Distributor.

Reduced Sales Charges (Class A shares only)

As discussed under “Shareholder Account Information” in the Prospectus, investors in Class A shares of the Fund may be entitled to reduced sales charges pursuant to the following special purchase plans made available by the Trust.

Combined Purchase Privilege (Class A shares only)

In order to take advantage of reductions in sales charges that may be available to you when you purchase Fund shares, you must inform the Distributor or Transfer Agent if you have entered into a letter of intent or right of accumulation and if there are other accounts in which there are holdings eligible to be aggregated with your purchase. To receive a reduced front-end sales charge, you or your Financial Intermediary must inform the Fund at the time of your purchase of the Fund’s shares, that you believe you qualify for a discount. If you purchased shares through a financial intermediary, you may need to provide certain records, such as account statements for accounts held by family members or accounts you hold at another broker-dealer or Financial Intermediary, in order to verify your eligibility for reduced sales charges.

Rights of Accumulation (Class A shares only)

A purchaser of Fund shares may qualify for a reduced sales charge by combining a current purchase (or combined purchases as described above) with shares previously purchased and still owned; provided the cumulative value of such shares (valued at cost or current net asset value, whichever is higher), amounts to $50,000 or more. In determining the shares previously purchased, the calculation will include, in addition to other Class A shares of the particular Fund that were previously purchased, shares of the other classes of the same Fund, as well as shares of any class of any other fund advised by SunAmerica, as long as such shares were sold with a sales charge or acquired in exchange for shares purchased with such a sales charge.

The shareholder’s dealer, if any, or the shareholder, must notify the Distributor at the time an order is placed of the applicability of the reduced charge under the Right of Accumulation. Such notification must be in writing by the dealer or shareholder when such an order is placed by mail. The reduced sales charge will not be granted if:  (a) such information is not furnished at the time of the order; or (b) a review of the Distributor’s or the Transfer Agent’s records fails to confirm the investor’s represented holdings.

Letter of Intent (Class A shares only)

A reduction of sales charges is also available to an investor who, pursuant to a written Letter of Intent set forth in the New Account Application in the Prospectus, establishes a total investment goal in Class A shares of the Fund or of other funds advised by SunAmerica which impose a sales charge at the time of purchase to be achieved through any number of investments over a thirteen-month period, of $50,000 or more. Each investment in such funds made during the period will be subject to a reduced sales charge applicable to the goal amount. The initial purchase must be at least 5% of the stated investment goal and shares totaling 5% of the dollar amount of the Letter of Intent will be held in escrow by the Transfer Agent, in the name of the investor.

Shares of any class of the Fund, or of other funds advised by SunAmerica, that impose a sales charge at the time of purchase, which the investor intends to purchase or has previously purchased during a 30-day period prior to the date of execution of the Letter of Intent and still owns, may also be included in determining the applicable reduction, provided, the dealer or shareholder notifies the Distributor of such prior purchase(s).

The Letter of Intent does not obligate the investor to purchase, nor the Trust to sell, the indicated amounts of the investment goal. In the event the investment goal is not achieved within the thirteen-month period, the investor is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and sales charges actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor is authorized by the Letter of Intent to liquidate a sufficient number of escrowed shares to obtain such difference. If the goal is exceeded and purchases pass the next sales charge breakpoint, the sales charge on the entire amount of the purchase that results in passing that breakpoint, and on subsequent purchases, will be subject to a further reduced sales charge in the same manner as set forth above under “Rights of Accumulation,” but there will be no retroactive reduction of sales charges on previous purchases.

At any time while a Letter of Intent is in effect, a shareholder may, by written notice to the Distributor, increase the amount of the stated goal. In that event, shares of the applicable funds purchased in connection with the original Letter of Intent (as well as shares purchased during the 30-day period prior to the execution of the original Letter of Intent as referenced above) and still owned by the shareholder will be included in determining the applicable sales charge. The 5% escrow and the minimum purchase requirement will be applicable to the new stated goal. Investors electing to purchase shares of the Fund pursuant to this purchase plan should carefully read such Letter of Intent.

As discussed under “Shareholder Account Information” in the Prospectus, investors in Class A shares of the Fund may be entitled to reduced sales charges pursuant to the following special purchase plans made available by the Fund:

Reduced Sales Charge for Group Purchases (Class A shares only)

Members of qualified groups may purchase Class A shares of the Fund under the combined purchase privilege as described above.

To receive a rate based on combined purchases, group members must purchase Class A shares of the Fund through a single investment dealer designated by the group. The designated dealer must transmit each member’s initial purchase to the Distributor, together with payment and a completed New Account Application. After the initial purchase, a member may send funds for the purchase of Class A shares directly to the Transfer Agent. Purchases of the Fund’s shares are made at the public offering price based on the net asset value next determined after the Distributor or the Transfer Agent receives payment for the Class A shares. The minimum investment requirements described above apply to purchases by any group member. Class C shares are not included in calculating the purchased amount of the Fund’s shares.

Qualified groups include the employees of a corporation or a sole proprietorship, members and employees of a partnership or association, or other organized groups of persons (the members of which may include other qualified groups) provided that:  (i) the group has at least 25 members of which at least ten members participate in the initial purchase; (ii) the group has been in existence for at least six months; (iii) the group has some purpose in addition to the purchase of investment company shares at a reduced sales charge; (iv) the group’s sole organizational nexus or connection is not that the members are credit card customers of a bank or broker-dealer, clients of an investment adviser or security holders of a company; (v) the group agrees to provide its designated investment dealer access to the group’s membership by means of written communication or direct presentation to the membership at a meeting on not less frequently than on an annual basis; (vi) the group or its investment dealer will provide annual certification, in form satisfactory to the Transfer Agent, that the group then has at least 25 members and that at least ten members participated in group purchases during the immediately preceding 12 calendar months; and (vii) the group or its investment dealer will provide periodic certification, in form satisfactory to the Transfer Agent, as to the eligibility of the purchasing members of the group.

Members of a qualified group include: (i) any group which meets the requirements stated above and which is a constituent member of a qualified group; (ii) any individual purchasing for his or her own account who is carried on the records of the group or on the records of any constituent member of the group as being a good standing employee, partner, member or person of like status of the group or constituent member; or (iii) any fiduciary purchasing shares for the account of a member of a qualified group or a member’s beneficiary. For example, a qualified group could consist of a trade association, which would have as its members individuals, sole proprietors, partnerships and corporations. The members of the group would then consist of the individuals, the sole proprietors and their employees, the members of the partnership and their employees, and the corporations and their employees, as well as the trustees of employee benefit trusts acquiring the Fund’s shares for the benefit of any of the foregoing.

Interested groups should contact their investment dealer or the Distributor. The Trust reserves the right to revise the terms of, or to suspend or discontinue group sales with respect to, shares of the Fund at any time.

ADDITIONAL INFORMATION REGARDING REDEMPTION OF SHARES

Reference is made to “Shareholder Account Information” in the Prospectus for certain information as to the redemption of Fund shares. If the Trustees determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Trust, having filed with the SEC a notification of election pursuant to Rule 18f-1 under the 1940 Act on behalf of the Fund, may pay the redemption price in whole, or in part, by a distribution in kind of securities from the Fund in lieu of cash. In conformity with applicable rules of the SEC, the Fund is committed to pay in cash all requests for redemption of Fund shares, by any shareholder of record, limited in amount with respect to each shareholder during any 90-day period to the lesser of:  (i) $250,000 or (ii) 1% of the net asset value of the Fund at the beginning of such period. If shares are redeemed in kind, the redeeming shareholder would incur brokerage costs in converting the assets into cash. The method of valuing portfolio securities is described below in the section entitled “Determination of Net Asset Value,” and such valuation will be made as of the same time the redemption price is determined.

The Distributor is authorized, as agent for the Fund, to offer to repurchase shares that are presented by telephone to the Distributor by investment dealers. Orders received by dealers must be at least $500. The repurchase price is the net asset value per share of the applicable class of shares of the Fund next-determined after the repurchase order is received, less any applicable CDSC. Repurchase orders received by the Distributor after the Fund’s close of business will be priced based on the next business day’s close. Dealers may charge for their services in connection with the repurchase, but neither the Fund nor the Distributor imposes any such charge. The offer to repurchase may be suspended at any time.

Upon making an investment in shares of the Fund, an open account will be established under which shares of the Fund and additional shares acquired through reinvestment of dividends and distributions will be held for each shareholder’s account by the Transfer Agent. Shareholders will not be issued certificates for their shares unless they specifically so request in writing, but no certificate is issued for fractional shares. Shareholders receive regular statements from the Transfer Agent that report each transaction affecting their accounts. Further information may be obtained by calling Shareholder Services at (800) 858-8850.

Shareholders who have met the Fund’s minimum initial investment may elect to have periodic purchases made through a dollar cost averaging program. Dollar cost averaging does not assure a profit or protect against loss in a declining market. Since this strategy involves continuous investments, regardless of fluctuating prices, investors should consider their financial ability to invest during periods of low price levels. At the shareholder’s election, such purchases may be made from such shareholder’s bank checking or savings account on a monthly, quarterly, semi-annual or annual basis.

Shares of the Fund are sold at the respective net asset value next determined after receipt of a purchase order, plus a sales charge, which, at the election of the investor (i) may be imposed at the time of purchase (Class A shares) or (ii) may be deferred (purchases of Class A shares in excess of $1 million and Class C shares). Reference is made to “Shareholder Account Information” in the Prospectus for certain information as to the purchase of Fund shares.

EXCHANGE PRIVILEGE

Shareholders of the Fund may exchange their shares for the same class of shares of any other SunAmerica Mutual Fund distributed by the Distributor that offers such class, at the respective net asset value per share.

Before making an exchange, a shareholder should obtain and review the prospectus of the fund whose shares are being acquired. All exchanges are subject to applicable minimum initial or subsequent investment requirements. Notwithstanding the foregoing, the Systematic Exchange Program may be used to exchange shares periodically of one or more other funds distributed by the Distributor, for shares of the same class as the Fund. Under this program, another fund’s shares can be exchanged for shares of the Fund, but shares of the Fund cannot be exchanged for another fund’s shares. Through this program, the minimum exchange amount is $50 (which may be waived at the discretion of SunAmerica) and there is no fee for exchanges made. All exchanges can be effected only if the shares to be acquired are qualified for sale in the state in which the shareholder resides. Exchanges of shares generally will constitute a taxable transaction except for IRAs, Keogh Plans and other qualified or tax-exempt accounts. The exchange privilege may be terminated or modified upon 60 days’ written notice. Further information about the exchange privilege may be obtained by calling Shareholder Services at (800) 858-8850.

If a shareholder acquires Class A shares through an exchange from another SunAmerica Mutual Fund where the original purchase of such fund’s Class A shares was not subject to an initial sales charge because the purchase was in excess of $1 million, such shareholder will remain subject to the CDSC, if any, as described in the Prospectus, applicable to such redemptions. In such event, the period for which the original shares were held prior to the exchange will be “tacked” with the holding period of the shares acquired in the exchange for purposes of determining whether the CDSC is applicable upon a redemption of any of such shares.

A shareholder who acquires Class C shares through an exchange from another of SunAmerica Mutual Fund will retain liability for any CDSC outstanding on the date of the exchange. In such event, the period for which the original shares were held prior to the exchange will be “tacked” with the holding period of the shares acquired in the exchange for purposes of determining what, if any, CDSC is applicable upon a redemption of any of such shares.

Because excessive trading (including short-term “market timing” trading) can hurt the Fund’s performance, the Fund may refuse any exchange sell order: (1) if it appears to be a market timing transaction involving a significant portion of the Fund’s assets; or (2) from any shareholder account if previous use of the exchange privilege is considered excessive. Accounts under common ownership or control, including, but not limited to, those with the same taxpayer identification number and those administered so as to redeem or purchase shares based upon certain predetermined market indications, will be considered one account for this purpose.

In addition, the Fund reserves the right to refuse any exchange purchase order if, in the judgment of SunAmerica, the Fund would be unable to invest effectively in accordance with its investment objectives and policies, or would otherwise potentially be adversely affected. A shareholder’s purchase exchange may be restricted or refused if the Fund receives or anticipates simultaneous orders affecting significant portions of the Fund’s assets. In particular, a pattern of exchanges that coincide with a “market timing” strategy may be disruptive to the Fund and may therefore be refused.

Exchanging between Share Classes of the Fund

In connection with advisory fee-based programs (“Programs”) sponsored by certain Financial Institutions, and subject to the conditions set forth below, shareholders may exchange their shares of the Fund between Class A shares of the Fund and Class W shares of the Fund.  These transactions will be processed as an exchange of the shares you currently hold for shares in the new class.  Shareholders exchanging into a new class must meet the eligibility requirements for such class, as described in the prospectus.

These exchanges are generally only available for shareholders who hold shares through accounts with Financial Institutions and who are entering or leaving a Program with such Financial Institution.  Please contact your Financial Institution for additional information concerning these types of exchanges, including whether they are available for your account.

Exchanging Class A shares for Class W shares - Shareholders that are part of a Program may exchange their Class A shares of the Fund held at the Financial Institution sponsoring the Program for Class W shares of the Fund to be held in the Program.  Please note that any Class A sales charges that you paid for these shares (including contingent deferred sales charges) will not be credited back to your account.

Exchanging Class C shares for Class W shares - Shareholders that are part of a Program may exchange their Class C shares of the Fund held at the Financial Institution sponsoring the Program for Class W shares of the Fund to be held in the Program.  Only Class C shares that are no longer subject to a CDSC (i.e., that are held longer than twelve months) are eligible to be exchanged for Class W shares.

Exchanging Class W shares for Class A shares - Shareholders may exchange Class W shares of the Fund held through a Program for Class A shares of the Fund without paying an initial Class A sales charge if the shareholder is leaving or has left the Program and provided that the Class A shares received in the exchange will be held at the same Financial Institution that sponsored the Program.  Shareholders should note that the Class A shares of the Fund are subject to a 12b-1 fee and have higher annual operating expenses than the Class W shares of the Fund.

An exchange of shares you currently hold in one class of the Fund for shares in another class of the same Fund will generally not constitute a taxable transaction for federal income tax purposes. Shareholders should, however, consult with their tax adviser regarding the state and local tax consequences of this type of exchange of Fund shares.

The Fund may change or cancel the exchange privilege at any time, upon 60 days’ written notice to its shareholders.  The Fund at all times also reserves the right to restrict, or reject any exchange transactions, for any reason, without notice.

DETERMINATION OF NET ASSET VALUE

Shares of each class of the Fund are valued at least daily as of the close of regular trading on the New York Stock Exchange (“NYSE”) (generally, 4:00 p.m. Eastern Time). The Fund calculates the net asset value of its shares by dividing the total value of its net assets by the number of shares outstanding. The days and times of such computation may, in the future, be changed by the Trustees in the event that the portfolio securities are traded in significant amounts in markets other than the NYSE, or on days or at times other than those during which the NYSE is open for trading.

Stocks are generally valued based upon closing sales prices reported on recognized securities exchanges on which the securities are principally traded. Stocks listed on the NASDAQ are valued using the NASDAQ Official Closing Price (“NOCP”). Generally, the NOCP will be the last sale price unless the reported trade for the stock is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price. For listed securities having no sales reported and for unlisted securities, such securities will be valued based upon the last reported bid price.

As of the close of regular trading on the NYSE, securities traded primarily on security exchanges outside the United States are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last-reported bid price. If a security’s price is available from more than one exchange, a portfolio uses the exchange that is the primary market for the security. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price the Fund’s shares, and the Fund may determine that certain closing prices do not reflect the fair value of the security. This determination will be based on review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If the Fund determines that closing prices do not reflect the fair value of the securities, the Fund will adjust the previous closing prices in accordance with pricing procedures approved by the Board to reflect what it believes to be the fair value of the securities as of the close of regular trading on the NYSE. The Fund may also fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is open. For foreign equity securities and foreign equity Futures contracts, the Fund uses an outside pricing service to provide closing market prices and information used for adjusting those prices.

Bonds and debentures, other long-term debt securities, and short-term debt securities with maturities in excess of 60 days, are valued at bid prices obtained for the day of valuation from a bond pricing service, when such prices are available. The pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate, and maturity date, option adjusted spreads models, prepayments projections, interest rate spreads, and yield curves to determine current value. If a vendor quote is unavailable the securities may be priced at the mean of two independent quotes obtained from brokers.

Short-term securities with 60 days or less to maturity are amortized to maturity based on their cost to the Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, are amortized to maturity based on the value determined on the 61st day.

Investments in registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Futures contracts traded on national securities exchanges are valued at the quoted daily settlement price established by the exchange on which they trade. Options and swap contracts traded on national securities exchanges are valued as of the close of the exchange upon which they trade. Options traded on the over-the-counter markets are marked-to-market daily based upon quotations received from an approved outside pricing service or market makers. Forward Foreign Currency Contracts are valued at the 4:00 p.m. Eastern Time forward rate.

The Board is responsible for the share valuation process and has adopted a policy and procedures (the “PRC Procedures”) for valuing the securities and other assets held by the Fund, including procedures for the fair valuation of securities and other assets for which market quotations are not readily available or are unreliable. The PRC Procedures provide for the establishment of a pricing review committee, which is responsible for, among other things, making certain determinations in connection with the Trust’s fair valuation procedures. There is no single standard for making fair value determinations, which may result in prices that vary from those of other funds.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions

The Fund intends to distribute to the registered holders of its shares all or substantially all of its net investment income, which includes dividends, interest and net short-term capital gains, if any, in excess of any net long-term capital losses. The Fund intends to distribute any net long-term capital gains in excess of any net short-term capital losses. Dividends from net investment income, if any, will be paid monthly. Net capital gains, if any, will be paid annually. In determining amounts of capital gains to be distributed, any capital loss carry-forwards from prior years will be offset against capital gains. Capital loss carry-forwards generated during taxable years beginning after 2010 will not be subject to expiration. Certain capital loss carryforward amounts may be subject to limitations on their use pursuant to applicable U.S. federal income tax law. Therefore, it is possible that not all of the capital losses will be available for use. The Fund reserves the right to declare and pay dividends and other distributions less frequently than disclosed above, provided that the net realized capital gains and net investment income, if any, are paid at least annually.

Dividends and distributions will be paid in additional Fund shares based on the net asset value at the close of business on the record date, unless the dividends total in excess of $10 per distribution period and the shareholder notifies the Fund at least five business days prior to the payment date to receive such distributions in cash.

If a shareholder has elected to receive dividends and/or capital gain distributions in cash, and the postal or other delivery service is unable to deliver checks to the shareholder’s address of record, no interest will accrue on amounts represented by uncashed dividend or distribution checks.

Taxes

The Fund intends to qualify and has elected to be treated as a regulated investment company (“RIC”) under Subchapter M of the Code for each taxable year. As long as the Fund so qualifies, the Fund (but not its shareholders) will not be subject to U.S. federal income tax on the part of its net ordinary income and realized net capital gains that it distributes to shareholders. The Fund intends to distribute substantially all of such income.

In order to qualify as a RIC, the Fund generally must, among other things, (a) derive at least 90% of its gross income in each taxable year from dividends, interest, proceeds from loans of securities, gains from the sale or other disposition of stock or securities or foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income) and certain other related income; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund’s assets is represented by cash and cash items, government securities, securities of other RICs and other securities limited, in respect of any one issuer, to an amount no greater than 5% of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies), any two or more issuers of which the Fund owns 20% or more of the voting stock and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more qualified publicly traded partnerships.

Although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to interests in “qualified publicly traded partnerships.” Fund investments in partnerships, including in qualified publicly traded partnerships, may result in the Fund’s being subject to state, local or foreign income, franchise or withholding tax liabilities.

As a RIC, the Fund will not be subject to U.S. federal income tax on its income and net capital gains that it distributes provided that it distributes to shareholders an amount equal to at least 90% of its investment company taxable income, and 90% of its net tax exempt interest income, for the taxable year. The Fund intends to distribute sufficient income to meet this qualification requirement.

In certain situations, the Fund may, for a taxable year, defer all or a portion of its capital losses realized after October and its late-year ordinary losses (defined as the excess of post-October foreign currency passive foreign investment company (“PFIC”) losses and other post-December ordinary losses over post-October foreign currency and PFIC gains and other post-December ordinary income) realized after December until the next taxable year in computing its investment company taxable income and net capital gain, which will defer the recognition of such realized losses. Such deferrals and other rules regarding gains and losses realized after October (or December) may affect the tax character of shareholder distributions.

Under the Code, amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To avoid the tax, the Fund must distribute during each calendar year the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98.2% of its net capital gains, i.e., net long-term capital gains in excess of its short-term capital losses for the one-year period ending on October 31 of the calendar year, and (3) all ordinary income and net capital gains for the previous years that were not distributed or taxed during such years. To avoid application of the excise tax, the Fund intends to make distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid during the calendar year if it actually is paid during the calendar year or if it is declared by the distributing Fund in October, November or December of such year, payable to shareholders of record on a date in such month but actually paid by the Fund during January of the following year. Any such distributions paid during January of the following year will be taxable to shareholders as of such December 31, in the calendar year in which such dividend is declared rather than on the date on which the distributions are received.

If, in any taxable year, the Fund fails to qualify as a RIC under the Code or fails to meet the distribution requirement, it will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, the Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, including any distributions of net long-term capital gains, will be taxable to shareholders as dividend income. However, such dividends will be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. Moreover, if the Fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If the Fund fails to qualify as a regulated investment company for a period greater than two taxable years, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Fund had been liquidated) if it qualifies as a regulated investment company in a subsequent year.

Dividends paid by the Fund from its ordinary income and distributions of the Fund’s net realized short-term capital gains (together referred to hereafter as “ordinary income dividends”) are taxable to shareholders as ordinary income, whether or not reinvested. The portion of such ordinary income dividends received from the Fund that will be eligible for the dividends received deduction for corporations will be determined on the basis of the amount of the Fund’s gross income, exclusive of capital gains from the sales of stock or securities, which is derived as dividends from domestic corporations, other than certain tax-exempt corporations and certain real estate investment trusts (“REITs”), and will be reported as such in a written notice to shareholders mailed not later than 60 days after the end of each taxable year.

Any net capital gains (i.e., the excess of net capital gains from the sale of assets held for more than one year over net short-term capital losses, and including such gains from certain transactions in futures and options) distributed to shareholders that the Fund reports as capital gains dividends will be taxable as long-term capital gains to the shareholders, whether or not reinvested and regardless of the length of time a shareholder has owned his or her shares. The maximum capital gains rate is 15% for individuals with incomes below $400,000 ($450,000 if married filing jointly) and 20% for individuals with any income above those amounts that is capital gain. The maximum capital gains rate for corporate shareholders is the same as the maximum tax rate for ordinary income. If the Fund retains for investment an amount equal to all or a portion of its net capital gains (as defined above), it will be subject to a corporate tax on the amount retained. In that event, the Fund will report such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. Federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the Fund on the undistributed amount against their U.S. Federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. Federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder’s income. Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon filing appropriate returns or claims for refund with the Internal Revenue Service (the “IRS”).

Special rules currently apply to regular dividends paid to individuals. A dividend may be subject to tax at the rates generally applicable to long-term capital gains for individuals, provided that the individual receiving the dividend satisfies certain holding period and other requirements. Dividends subject to these special rules are not actually treated as capital gains, however, and thus are not included in the computation of an individual’s net capital gain and generally cannot be used to offset capital losses. The long-term capital gains rates will apply to: (i) 100% of the regular dividends paid by the Fund to an individual in a particular taxable year if 95%

or more of the Fund’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) in that taxable year is attributable to qualified dividend income received by the Fund; or (ii) the portion of the regular dividends paid by the Fund to an individual in a particular taxable year that is attributable to qualified dividend income received by the Fund in that taxable year if such qualified dividend income accounts for less than 95% of the Fund’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) for that taxable year. For this purpose, “qualified dividend income” generally means income from dividends received by the Fund from U.S. corporations and qualified foreign corporations, provided that the Fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. Also, dividends received by the Fund from a REIT or another RIC generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such REIT or other RIC. In the case of securities lending transactions, payments in lieu of dividends are not qualified dividend income. If a shareholder elects to treat Fund dividends as investment income for purposes of the limitation on the deductibility of investment interest, such dividends would not be qualified dividend income.

If an individual receives a regular dividend qualifying for the long-term capital gains rates and such dividend constitutes an “extraordinary dividend,” and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An “extraordinary dividend” on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period or (ii) in an amount greater than 20% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.

Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount.

Fund distributions from amounts other than current or accumulated earnings and profits will be treated as returns of capital for federal income tax purposes and will reduce your basis in your shares, with any distributed amount that exceeds your remaining basis constituting capital gain to you.  Fund distributions in excess of the Fund’s minimum distribution requirements but not in excess of the Fund’s remaining earnings and profits will not be returns of capital but will be taxable dividends to shareholders.

Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If the Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends will be included in the Fund’s gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the Fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, the Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

Certain types of income received by the Fund from REITs, real estate mortgage investment conduits (“REMICs”), taxable mortgage pools or other investments may cause the Fund to designate some or all of its distributions as “excess inclusion income.” To Fund shareholders such excess inclusion income may (1) constitute taxable income, as “unrelated business taxable income” (“UBTI”) for those shareholders who would otherwise be tax-exempt such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities; (2) not be offset by otherwise allowable deductions for tax purposes; (3) not be eligible for reduced U.S. withholding for non-U.S. shareholders even from tax treaty countries; and (4) cause the Fund to be subject to tax if certain “disqualified organizations” as defined by the Code are Fund shareholders. In addition, a tax-exempt shareholder could realize UBTI by virtue of, inter alia, its investment in the Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).

Income received by the Fund from REITs and closed-end funds may also cause the Fund to designate some or all of its distributions from these sources as returns of capital or as long-term capital gain.  After the close of every calendar year, the Fund will issue a Form 1099-DIV to each shareholder, which will indicate how the Fund’s distributions should be reported on the recipient shareholder’s federal income tax return (e.g., ordinary income, capital gain and return of capital).

Upon a sale or exchange of its shares, a shareholder will realize a taxable gain or loss depending on its basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands. Except as discussed below, the amount of any CDSC will reduce the amount realized on the sale or exchange of shares for purposes of determining gain or loss. In the case of an individual, any such capital gain will be treated as short-term capital gain, taxable at the same rates as ordinary income if the shares were held for not more than one year and long-term capital gain taxable at the maximum rate of 15% for individual shareholders with incomes below $400,000 ($450,000 if married filing jointly) and 20% for individuals with any income above those amounts that is capital gain, if such shares were held for more than one year. In the case of a corporation, any such capital gain will be treated as long-term capital gain, taxable at the same rates as ordinary income, if such shares were held for more than one year. To the extent not disallowed, any such loss will be treated as long-term capital loss if such shares were held for more than one year. A loss recognized on the sale or exchange of shares held for six months or less, however, will be treated as long-term capital loss to the extent of any long-term capital gains distribution with respect to such shares.

Generally, any loss realized on a sale or exchange of shares of the Fund will be disallowed if other shares of such Fund are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

Under certain circumstances the sales charge incurred in acquiring shares of the Fund may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies if shares of the Fund are exchanged within 90 days or, if earlier, January 31st of the following calendar year, after the date they were purchased and the new shares are acquired without a sales charge or at a reduced sales charge. In that case, the gain or loss recognized on the exchange will generally be determined by excluding from the tax basis of the shares exchanged the sales charge that was imposed on the acquisition of those shares to the extent of such reduction to the sales charge upon the exchange. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred the initial sales charge. The portion of the initial sales charge that is excluded from the basis of the exchanged shares is instead treated as an amount paid for the new shares. Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Income tax treaties between certain countries and the U.S. may reduce or eliminate such taxes. It is impossible to determine in advance the effective rate of foreign tax to which the Fund will be subject, since the amount of that Fund’s assets to be invested in various countries is not known.

The Fund’s administrative agent will be required to provide you with cost basis information on the sale of any of your shares in the Fund, subject to certain exceptions.

The Fund may invest in stocks of foreign companies that are classified under the Code as PFICs. In general, a foreign company is classified as a PFIC if at least 50% of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. In general under the PFIC rules, an “excess distribution” received with respect to PFIC stock is treated as having been realized ratably over the period during which the Fund held the PFIC stock. The Fund itself will be subject to tax on the portion, if any, of the excess distribution that is allocated to the Fund’s holding period in prior taxable years (and an interest factor will be added to the tax, as if the tax had actually been payable in such prior taxable years) even though the Fund distributes the corresponding income to shareholders. Excess distributions include any gain from the sale of PFIC stock as well as certain distributions from a PFIC. All excess distributions are taxable as ordinary income.

The Fund may be able to elect alternative tax treatment with respect to PFIC stock. Under an election that currently may be available, the Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether any distributions are received from the PFIC. If this election is made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. Alternatively, the Fund may be able to elect to mark to market its PFIC stock, resulting in the stock being treated as sold at fair market value on the last business day of each taxable year. Any resulting gain would be reported as ordinary income, and mark-to-market losses and any loss from an actual disposition of the Fund’s shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years.

Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC stock, as well as subject the Fund itself to tax on certain income from PFIC stock, the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to the Fund that did not invest in PFIC stock. Note that distributions from a PFIC are not eligible for the reduced rate of tax on “qualifying dividends.”

Under the Code, gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses from sales of currencies or dispositions of debt securities (to the extent attributable to currency fluctuations) or certain forward contracts, futures contracts, options or similar financial instruments denominated in a foreign currency or determined by reference to the value of one or several foreign currencies also are treated as ordinary gain or loss. These gains, referred to under the Code as “Section 988” gains or losses, increase or decrease the amount of the Fund’s investment company taxable income available to be distributed to its shareholders as ordinary income. If eligible, the Fund may elect to treat Section 988 gains and losses from forwards, futures and options as capital gains and losses and not as ordinary income.

The Code includes special rules applicable to the listed non-equity options, regulated futures contracts, and options on futures contracts that the Fund may write, purchase or sell. Such options and contracts are classified as “Section 1256 contracts” under the Code. The character of gain or loss resulting from the sale, disposition, closing out, expiration or other termination of Section 1256 contracts, except forward foreign currency exchange contracts, is generally treated as long-term capital gain or loss to the extent of 60% thereof and short-term capital gain or loss to the extent of 40% thereof (“60/40 gain or loss”). Such contracts, when held by the Fund at the end of a fiscal year, generally are required to be treated as sold at market value on the last day of such fiscal year for federal income tax purposes (“marked-to-market”). Over-the-counter options are not classified as Section 1256 contracts and are not subject to the marked-to-market rule or to 60/40 gain or loss treatment. Any gains or losses recognized by the Fund from transactions in over-the-counter options written by the Fund generally constitute short-term capital gains or losses. Any gain or loss recognized by the Fund from transactions in over-the-counter options purchased by the Fund generally has the same character as the property to which the option relates as in the hands of the Fund (or would have if acquired by the Fund). When call options written, or put options purchased, by the Fund are exercised, the gain or loss realized on the sale of the underlying securities may be either short-term or long-term, depending on the holding period of the securities. In determining the amount of such gain or loss, the sales proceeds are reduced by the premium paid for the over-the-counter puts or increased by the premium received for over-the-counter calls.

A portion of the Fund’s transactions in futures contracts may constitute “straddles” which are defined in the Code as offsetting positions with respect to personal property. A straddle in which at least one (but not all) of the positions is a Section 1256 contract would constitute a “mixed straddle” under the Code. The Code generally provides rules with respect to straddles, such as: (i) “loss deferral” rules which may postpone recognition for tax purposes of losses from certain closing purchase transactions or other dispositions of a position in the straddle to the extent of unrealized gains in the offsetting position; (ii) “wash sale” rules which may postpone recognition for tax purposes of losses where a position is sold and a new offsetting position is acquired within a prescribed period; (iii) “short sale” rules which may terminate the holding period of securities owned by the Fund when offsetting positions are established and which may convert certain losses from short-term to long-term; and (iv) “conversion transaction” rules which may treat all or a portion of the gain on a transaction as ordinary income rather than as capital gains. The Code provides that certain elections may be made for mixed straddles that can alter the character of the capital gain or loss recognized upon disposition of positions which form part of a straddle. Certain other elections also are provided in the Code; no determination has been reached to make any of these elections.

Code Section 1259 requires the recognition of gain (but not loss) if the Fund makes a “constructive sale” of an appreciated financial position (e.g., stock). The Fund generally will be considered to make a constructive sale of an appreciated financial position if it sells the same or substantially identical property short, enters into a futures or forward contract to deliver the same or identical property short, or enters into other similar transactions.

In general, gain or loss on a short sale, to the extent permitted, is recognized when the Fund closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally considered as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in the Fund’s hands. Except with respect to certain situations where the property used by the Fund to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains. These rules may also terminate the running of the holding period of “substantially identical property” held by the Fund. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by the Fund for more than one year. In general, the Fund will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.

As a result of entering into swap contracts, the Fund may make or receive periodic net payments. The Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to the swap for more than one year). With respect to certain types of swaps, the Fund may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss.

Certain Funds may purchase debt securities (such as zero-coupon or pay-in-kind securities) that contain original issue discount. Original issue discount that accrues in a taxable year is treated as earned by the Fund and therefore is subject to the distribution requirements of the Code. Because the original issue discount earned by the Fund in a taxable year may not be represented by cash income, the Fund may have to dispose of other securities and use the proceeds to make distributions to shareholders.

The Fund may invest in other mutual funds and Closed-End Funds (“Underlying Funds”) that are classified as corporations for U.S. federal income tax purposes. An investment by the Fund in an Underlying Fund has the following tax consequences for the Fund’s shareholders.  A distribution by the Fund of dividends received from an Underlying Fund (less the estimated expenses of the Fund) is taxable to shareholders as ordinary income whether the distribution is in cash or in additional shares (other than qualified dividend income received by individuals, which is taxed at rates applicable to long-term capital gain).  If an Underlying Fund distributes short-

term capital gain to the Fund, such capital gain will be reported by the Fund as ordinary income.  In addition, if the Fund realizes a capital loss on the sale or disposition of shares of an Underlying Fund, such capital losses may be subject to wash sale tax rules and may be subject to deferral, perhaps indefinitely.

The Fund may be required to backup withhold U.S. federal income tax at the rate of 28% of all taxable distributions payable to shareholders who fail to provide their correct taxpayer identification number or fail to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability.

If a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Ordinary income dividends paid by the Fund to shareholders who are non-resident aliens or foreign entities generally will be subject to a 30% U.S. withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the U.S. withholding tax. In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate.

In general, and except as otherwise noted, United States Federal withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, tax exempt interest dividends, or upon the sale or other disposition of shares of the Fund.

For taxable years beginning before January 1, 2014, properly designated dividends are generally exempt from U.S. federal withholding tax where they (i) are paid in respect of the Fund’s “qualified net interest income” (generally, the Fund’s U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of the Fund’s “qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gain over the Fund’s long-term capital loss for such taxable year).  However, depending on its circumstances, the Fund may designate all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding.  In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form).  In the case of shares held through an intermediary, the intermediary may withhold even if the Fund designates the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

Beginning in 2013, a 3.8 percent Medicare contribution tax will be imposed on net investment income, including, among other things,  interest, dividends, and net gain from investments, of U.S. individuals with income exceeding $200,000 (or $250,000 if married filing jointly), and of estates and trusts.

A 30% withholding tax will be imposed on dividends paid after December 31, 2013, and redemption proceeds paid after December 31, 2016, to (i) foreign financial institutions including non-U.S. investment funds unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, a foreign financial institution will need to (i) enter into an agreement with the IRS that states that it will provide the IRS information including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders, comply with due diligence procedures with respect to the identification of U.S. accounts, report to the IRS certain information with respect to U.S. accounts maintained, agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information, and determine certain other information as to their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities will need to provide the name, address, and taxpayer identification number of each substantial U.S. owner or certifications of no substantial U.S. ownership unless certain exceptions apply.

For non-U.S. shareholders of the Fund, distributions by the Fund that are attributable to gain received from the sale or exchange of U.S. real property or an interest in a U.S. real property holding corporation will be subject to 35% withholding and taxed to the shareholder as income effectively connected to a U.S. trade or business if the distributions are attributable to distributions from a REIT to the Fund. Disposition of Fund shares by non-U.S. shareholders will be subject to withholding tax and treated as income effectively connected to a U.S. trade or business if 50% or more of the value of the Fund’s assets are invested in REITs and other U.S. real property holding corporations and the non-U.S. shareholder owns more than 5% of the outstanding shares of the Fund at any time during the five-year period ending on the date of disposition. These rules, other than the withholding rules, will apply notwithstanding the Fund’s participation in a wash sale transaction or its payment of a substitute dividend.

Shares of the Fund held by a non-U.S. shareholder at death will be considered situated within the United States and subject to the U.S. estate tax.

In the event that the Fund were to experience an ownership change as defined under the Code, the Fund’s loss carryforwards, if any, may be subject to limitation.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations currently in effect. Shareholders are urged to consult their tax advisers regarding specific questions as to U.S. federal, state and local taxes. In addition, foreign investors should consult with their own tax advisers regarding the particular tax consequences to them of an investment in the Fund. Qualification as a RIC under the Code for tax purposes does not entail government supervision of management and investment policies.

RETIREMENT PLANS

Shares of the Fund may be purchased by various types of qualified retirement plans. The summary below is only a brief description of these plans and does not purport to be complete. Further information or an application to invest in shares of the Fund through purchase by any of the retirement plans described below may be obtained by calling Retirement Plans at (800) 858-8850 ext. 6074. However, it is recommended that anyone considering an acquisition of shares by a retirement plan consult a tax adviser before the acquisition is made.

Pension and Profit-Sharing Plans

Sections 401(a) and 401(k) of the Code permit employers and certain employee associations to establish qualified pension and profit sharing plans for employees, including those who are self-employed individuals or partners. Each qualified pension or profit sharing plan provides tax advantages for employers and participants. Contributions made by the employers are tax-deductible, and participants do not pay taxes on contributions or earnings until withdrawn.

Individual 401(k)

The Individual 401(k) plan is intended for owner-only businesses and businesses with employees that can be excluded under federal laws governing plan coverage requirements. The Individual 401(k) plan is a type of 401(k) plan relevant to owner-only businesses. The Individual 401(k) plan generally allows for an employer contribution of 25% of compensation and an employee salary deferral up to the limit defined in Code Section 402(g). In addition, because of its smaller size, the Individual 401(k) plan is also less complex and less costly than the typical multiple-employee 401(k) plan.

Tax-Sheltered Custodial Accounts

Section 403(b)(7) of the Code permits public school employees, and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code, to establish accounts through which shares of the Fund may be purchased. Subject to certain limitations, contributions by or on behalf of these employees to such accounts, and the earnings thereon, are excluded from their gross income for tax purposes until withdrawn.

Traditional Individual Retirement Accounts (“IRAs”)

Section 408 of the Code permits eligible individuals to contribute to an individual retirement account or annuity (a “Traditional IRA”), including an account under a Simplified Employee Pension Plan, commonly referred to as a SEP-IRA. Traditional IRAs are subject to limitations with respect to the amount that may be contributed, the eligibility of individuals to make contributions, the amount (if any) entitled to be contributed on a deductible basis, and the time by which distributions must commence. In addition, certain distributions from some other types of retirement plans may be deposited on a tax-deferred basis in a Traditional IRA. Earnings on the funds in a Traditional IRA are not taxable until withdrawn.

Salary Reduction Simplified Employee Pension (“SARSEP”)

A SARSEP offers a unique way for small employers to provide the benefit of retirement planning for their employees. Contributions are deducted from the employee’s paycheck on a before-tax basis, and are deposited into an IRA by the employer. These contributions are not included in the employee’s income and therefore are not reported or deducted on his or her tax return. Contributions and the earnings thereon are taxable when withdrawn. A SARSEP may not be established after 1996. A SARSEP established before 1997 may continue.

Savings Incentive Match Plan for Employees (“SIMPLE IRA”)

This plan was introduced by a provision of the Small Business Job Protection Act of 1996 to provide small employers with a simplified tax-favored retirement plan. Contributions are deducted from the employee’s paycheck before taxes and are deposited into a SIMPLE IRA by the employer, who must make either matching contributions or non-elective contributions for the employee. Contributions are tax-deductible for the employer and participants do not pay taxes on contributions, or the earnings thereon, until they are withdrawn.

Roth IRA

Roth IRAs were introduced by the Taxpayer Relief Act of 1997. Generally under Section 408A of the Code in 2013, unmarried individuals with adjusted gross income of up to $112,000, and married couples who file a joint return and have joint adjusted gross income of up to $178,000, may contribute the maximum amount allowed to a Roth IRA. The maximum allowed contribution phases out above such amounts. Contributions are not tax-deductible, but distribution of assets (contributions and earnings) held in the account for at least five years may be distributed tax-free under certain qualifying conditions.

Coverdell Educational Savings Accounts

Coverdell Education Savings Accounts were introduced by the Taxpayer Relief Act of 1997. Generally, under Section 530 of the Code, unmarried individuals with adjusted gross income of up to $95,000, and married couples who file a joint return and have joint adjusted gross income of up to $190,000, may contribute up to $2,000 each year to a Coverdell Education Savings Account on behalf of a child under the age of 18. The $2,000 annual limit is phased out for unmarried individuals with adjusted gross income between $95,001 and $110,000, and for married individuals who file a joint return and have joint adjusted gross income between $190,001 and $220,000 for taxable years before 2013. Contributions are not tax-deductible but distributions are tax-free if used for qualified educational expenses.

DESCRIPTION OF SHARES

Ownership of the Trust is represented by transferable shares of beneficial interest. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares, and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests of the Trust.

Six series of shares of the Trust have been authorized pursuant to the Declaration of Trust, one of which is currently offered to shareholders through this SAI:  SunAmerica Income Explorer Fund. The Fund has three classes designated as Class A, Class C and Class W shares. In the future, the Trustees may authorize the creation of additional series of shares which may have fee structures different from existing classes and/or may be offered only to certain qualified investors so as to be able to offer to investors additional investment funds within the Trust that would operate independently from the Trust’s present portfolios, or to distinguish among shareholders, as may be necessary, to comply with future regulations or other unforeseen circumstances. Each class of shares of the Trust represents the interests of the shareholders of that series in a particular portfolio of Trust assets.

Shareholders are entitled to a full vote for each full share held. The Trustees have terms of unlimited duration (subject to certain removal procedures) and have the power to alter the number of Trustees, and appoint their own successors, provided that at all times at least a majority of the Trustees have been elected by shareholders. In the event that less than the majority of the Trustees holding office have been elected by the Shareholders, the Trustees then in office shall call a Shareholders’ meeting for the election of Trustees. There shall be no cumulative voting in the election of Trustees, so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being elected, while the holders of the remaining shares would be unable to elect any Trustees. Although the Trust need not hold annual meetings of shareholders, the Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the 1940 Act, the Declaration of Trust or upon any other matter as to which such vote or authority is deemed by the Trustees to be necessary or desirable. Also, a shareholders’ meeting must be called, if so requested in writing by the holders of record of 10% or more of the outstanding shares of the Trust. In addition, the Trustees may be removed by the action of the holders of record of two-thirds or more of the outstanding shares. All series of shares will vote with respect to certain matters, such as election of Trustees. When all series of shares are not affected by a matter to be voted upon, such as approval of investment advisory agreements or changes in a series’ policies, only shareholders of the series affected by the matter may be entitled to vote.

All classes of shares of the Fund are identical in all respects, except that:  (i) each class may bear differing amounts of certain class-specific expenses, (ii) Class A shares are subject to an initial sales charge, an ongoing account maintenance and service fee, (iii) Class C shares are subject to a CDSC, a distribution fee and an ongoing account maintenance and service fee, (iv) Class W shares have a $50,000 minimum investment requirement, (v) each class has voting rights on matters that pertain to the Rule 12b-1 plan adopted with respect to such class, and (vi) each class of shares will be exchangeable only into the same class of shares of any of the other SunAmerica mutual funds, not including SASFR (where exchanges are only permitted for Class A shares). All shares of the Fund issued and outstanding and all shares offered by the Prospectus when issued are fully paid and non-assessable. Shares have no preemptive or other subscription rights and are freely transferable on the books of the Trust. In addition, shares have no conversion rights, except as described above.

The Declaration of Trust provides that no Trustee, officer, employee or agent of the Trust is liable to the Trust or to a shareholder, nor is any Trustee, officer, employee or agent liable to any third persons in connection with the affairs of the Trust, except as such liability may arise from his or its own willful misfeasance, bad faith, gross negligence or reckless disregard of his duties. It also provides that all third persons shall look solely to the Trust’s property for satisfaction of claims arising in connection with the affairs of the Trust. With the exceptions stated, the Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Trust. The Trust shall continue, without limitation of time, subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders.

ADDITIONAL INFORMATION

Reports to Shareholders

The Trust sends audited Annual and unaudited Semi-Annual reports to shareholders of the Fund. In addition, the Transfer Agent sends a statement to each shareholder having an account directly with the Fund to confirm transactions in the account.

Custodian and Transfer Agent

State Street Bank and Trust Co. (“State Street”), 1776 Heritage Drive, North Quincy, MA 02171, serves as Custodian and Transfer Agent for the Fund and in those capacities maintains certain financial and accounting books and records pursuant to agreements with the Fund. Transfer Agent functions are performed for State Street, by Boston Financial Data Services, P.O. Box 419572, Kansas City, MO 64141-6572, an affiliate of State Street. SAFS, Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992, acts as a servicing agent assisting State Street in connection with certain services offered to the shareholders of the Fund.

Independent Registered Public Accounting Firm

[  ] serves as the Trust’s independent registered public accounting firm and in that capacity examines the annual financial statements of the Trust.

Legal Counsel

The firm of Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, NY 10019, serves as legal counsel to the Fund.

FINANCIAL STATEMENTS

As the Fund commenced operations on [  ], 2013, no financial information is available as of the date of this SAI.

APPENDIX

DESCRIPTION OF CREDIT RATINGS

Description of Moody’s Investors Service, Inc.’s (“Moody’s”)

Long-Term Obligation Ratings

Moody’s long-term ratings are opinions of the relative credit risk of financial obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody’s Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa	Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A	Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa	Obligations rated Baa are subject to moderate credit risk. They are considered medium grade and as such may possess certain speculative characteristics.

Ba	Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B	Obligations rated B are considered speculative and are subject to high credit risk.

Caa	Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C	Obligations rated C are the lowest rated class and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Description of Moody’s Short-Term Obligation Ratings

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted. Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1	Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short term debt obligations.

P-2	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short term debt obligations.

P-3	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short term debt obligations.

NP	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Description of Standard & Poor’s,

a Division of The McGraw-Hill Companies, Inc. (“Standard & Poor’s”),

Credit Ratings

A Standard & Poor’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects Standard & Poor’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long term or short term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days, including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

The issue credit ratings are based, in varying degrees, on Standard & Poor’s analysis of the following considerations:

I.	Likelihood of payment—capacity and willingness of the obligor to meet s financial commitment on an obligation in accordance with the terms of the obligation;

II.	Nature of and provisions of the obligation;

III.

Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Standard & Poor’s Long Term Issue Credit Ratings

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA	An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligator’s capacity to meet its financial commitment on the obligation is extremely strong.

AA	An obligation rated “AA” differs from the highest rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C: Obligations rated “BB”, “B”, “CCC”, “CC”, and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC	An obligation rated “CC” is currently highly vulnerable to nonpayment.

C

A “C” rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the “C” rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D

An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to “D” upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus (+) or minus (-): The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR

This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Standard & Poor’s Short-Term Issue Credit Ratings

A-1

A short-term obligation rated “A-1” is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2

A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3

A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B

A short-term obligation rated “B” is regarded as having significant speculative characteristics. Ratings of “B-1”, “B-2”, and “B-3” may be assigned to indicate finer distinctions within the “B” category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1

A short-term obligation rated “B-1” is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2

A short-term obligation rated “B-2” is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3

A short-term obligation rated “B-3” is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C

A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D

A short-term obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

PART C.

OTHER INFORMATION

ITEM 28. EXHIBITS.

(a)(i) Amended and Restated Certificate of Trust — Incorporated herein by reference to Post Effective Amendment No. 18 to Registrant’s Registration Statement on Form N-1A (File No. 333-111662) filed on February 26, 2010.

(ii) Amended and Restated Declaration of Trust — Incorporated herein by reference to Post-Effective Amendment No. 10 to Registrant’s Registration Statement on Form N-1A (File No. 333-111662) filed on February 28, 2008.

(iii) Amended and Restated Schedule A to the Declaration of Trust — Incorporated herein by reference to Post-Effective Amendment No. 12 to Registrant’s Registration Statement on Form N-1A (File No. 333-111662) filed on June 23, 2008.

(iv) Amendment to Amended and Restated Declaration of Trust — Incorporated herein by reference to Post-Effective Amendment No. 17 to Registrant’s Registration Statement on Form N-1A (File No. 333-111662) filed on December 24, 2009.

(v) Amendment to Amended and Restated Declaration of Trust — Incorporated herein by reference to Post-Effective Amendment No. 18 to Registrant’s Registration Statement on Form N-1A (File No. 333-111662) filed on February 26, 2010.

(vi) Amended and Restated Schedule A to the Declaration of Trust — Incorporated herein by reference to Post-Effective Amendment No. 24 to Registrant’s Registration Statement on Form N-1A (File No. 333-111662) filed on March 15, 2011.

(vii) Amended and Restated Schedule A to the Declaration of Trust — Incorporated herein by reference by reference to Post-Effective Amendment No. 28 to Registrant’s Registration Statement on Form N-1A (File No. 333-11162) filed on August 11, 2011.

(viii) Amended and Restated Schedule A to the Declaration of Trust, filed herewith.

(b)(i) By-Laws — Incorporated herein by reference to Registrant’s initial Form N-1A Registration Statement (File No. 333-111662) filed on December 31, 2003.

(ii) Amendment No. 1 to the By-Laws — Incorporated herein by reference to Post-Effective Amendment No. 2 to Registrant’s Registration Statement on Form N-1A (File No. 333-111662) filed on June 22, 2004.

(iii) Amendment No. 2 to the By-Laws — Incorporated herein by reference to Post-Effective Amendment No. 17 to Registrant’s Registration Statement on Form N-1A (File No. 333-111662) filed on December 24, 2009.

(c) Instruments Defining Rights of Shareholders — Incorporated herein by reference to Exhibits (a) and (b) above.

(d)(i) Form of Investment Advisory and Management Agreement between Registrant and SunAmerica Asset Management Corp. (“SunAmerica”) (2010, 2015 and 2020 High Watermark Funds) — Incorporated herein by reference to Pre-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-1A (File No. 333-111662) filed on June 22, 2004.

(ii) Form of Subadvisory Agreement between Registrant, SunAmerica and Trajectory Asset Management LLC (“Trajectory”) (2010, 2015 and 2020 High Watermark Funds) — Incorporated herein by reference to Pre-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-1A (File No. 333-111662) filed on June 22, 2004.

(iii) Amendment to Subadvisory Agreement between Registrant, SunAmerica and Trajectory (2010, 2015 and 2020 High Watermark Funds) — Incorporated herein by reference to Post-Effective Amendment No. 9 to Registrant’s Registration Statement on Form N-1A (File No. 333-111662) filed on February 28, 2007.

(iv) Amendment to Subadvisory Agreement between Registrant, SunAmerica and Trajectory (2010, 2015 and 2020 High Watermark Funds) — Incorporated herein by reference to Post-Effective Amendment No. 10 to Registrant’s Registration Statement on Form N-1A (File No. 333-111662) filed on February 28, 2008.

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(v) Investment Advisory and Management Agreement between Registrant and SunAmerica (SunAmerica Alternative Strategies Fund) — Incorporated herein by reference to Post-Effective Amendment No. 14 to Registrant’s Registration Statement on Form N-1A (File No. 333-111662) filed on September 19, 2008.

(vi) Subadvisory Agreement between SunAmerica and Pelagos Capital Management, LLC (“Pelagos Capital®”) (SunAmerica Alternative Strategies Fund) — Incorporated herein by reference to Post-Effective Amendment No. 14 to Registrant’s Registration Statement on Form N-1A (File No. 333-111662) filed on September 19, 2008.

(vii) Investment Advisory and Management Agreement between Registrant and SunAmerica (SunAmerica Global Trends Fund) — Incorporated herein by reference to Post-Effective Amendment No. 26 to Registrant’s Registration Statement on Form N-1A (File No. 333-111662) filed on May 26, 2011.

(viii) Subadvisory Agreement between SunAmerica and Wellington Management Company, LLP (“Wellington Management”) (SunAmerica Global Trends Fund) — Incorporated herein by reference to Post-Effective Amendment No. 26 to Registrant’s Registration Statement on Form N-1A (File No. 333-111662) filed on May 26, 2011.

(ix) Form of Investment Advisory and Management Agreement between Registrant and SunAmerica (SunAmerica Focused Alpha Growth Fund and SunAmerica Focused Alpha Large-Cap Fund) — Incorporated herein by reference to Post-Effective Amendment No. 29 to Registrant’s Registration Statement on Form N-1A (file No. 333-111662) filed on October 25, 2011.

(x) Form of Subadvisory Agreement between SunAmerica and BAMCO, Inc. (“BAMCO”) (SunAmerica Focused Alpha Growth Fund) — Incorporated herein by reference to Post-Effective Amendment No. 29 to Registrant’s Registration Statement on Form N-1A (file No. 333-111662) filed on October 25, 2011.

(xi) Form of Subadvisory Agreement between SunAmerica and BlackRock Investment Management, LLC (“BlackRock”) (SunAmerica Focused Alpha Large-Cap Fund) — Incorporated herein by reference to Post-Effective Amendment No. 29 to Registrant’s Registration Statement on Form N-1A (file No. 333-111662) filed on October 25, 2011.

(xii) Form of Subadvisory Agreement between SunAmerica and Marsico Capital Management, LLC (“Marsico”) (SunAmerica Focused Alpha Growth Fund and SunAmerica Focused Alpha Large-Cap Fund) — Incorporated herein by reference to Post-Effective Amendment No. 29 to Registrant’s Registration Statement on Form N-1A (file No. 333-111662) filed on October 25, 2011.

(xiii) Form of Investment Advisory and Management Agreement between Registrant and SunAmerica (SunAmerica Income Explorer Fund) — To be filed by amendment.

(xiv) Form of Subadvisory Agreement between SunAmerica and Cohen & Steers Capital Management, Inc. (“Cohen & Steers”) (SunAmerica Income Explorer Fund) — To be filed by amendment.

(e)(i) Form of Distribution Agreement between Registrant and SunAmerica Capital Services, Inc. (“SACS”) — Incorporated herein by reference to Pre-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-1A (File No. 333-111662) filed on June 22, 2004.

(ii) Form of Selling Agreement — Incorporated herein by reference to Exhibit No. (e)(ii) of Post-Effective Amendment No. 53 to the Registration Statement of SunAmerica Equity Funds on Form N-1A (File 33-8021) filed on November 22, 2011.

(f)(i) Directors’/Trustees’ Retirement Plan, as amended — Incorporated herein by reference to Post Effective Amendment No. 45 to the Registration Statement of SunAmerica Equity Funds on Form N-1A (File No. 33-8021) filed on January 26, 2007.

(i)(a) Amendment to SunAmerica Disinterested Directors’/Trustees’ Retirement Plan — Incorporated herein by reference to Post-Effective Amendment No. 48 to Registration Statement on Form N-1A (File No. 33-8021) of SunAmerica Equity Funds filed on January 27, 2009.

(g) Master Custodian Contract — Incorporated herein by reference to Post Effective Amendment No. 42 to the Registration Statement of SunAmerica Equity Funds on Form N-1A (File No. 33-8021) filed on January 24, 2006.

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(h)(i) Form of Transfer Agency and Service Agreement between Registrant and State Street Bank and Trust Company — Incorporated herein by reference to Pre-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-1A (File No. 333-111662) filed on June 22, 2004.

(i)(a) Amendment to Transfer Agency and Service Agreement between Registrant and State Street Bank and Trust Company — Incorporated herein by reference to Post-Effective Amendment No. 9 to Registrant’s Registration Statement on Form N-1A (File No. (333-111662) filed on February 28, 2007.

(ii) Form of Service Agreement between Registrant and SunAmerica Fund Services, Inc. — Incorporated herein by reference to Pre-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-1A (File No. 333-111662) filed on June 22, 2004.

(iii) Form of Put Agreement among Registrant and Prudential Global Funding (“PGF”) — Incorporated herein by reference to Pre-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-1A (File No. 333-111662) filed on June 22, 2004.

(iii)(a) Form of amendments to Lookback Option Agreements between Registrant and PGF — Incorporated herein by reference to Post-Effective Amendment No. 15 to Registrant’s Registration Statement on Form N-1A (File No. 33-111662) filed on February 27, 2009.

(iv) Form of Indemnification Agreement by and between SACS, PGF and Prudential Financial, Inc. (“Prudential Financial”) — Incorporated herein by reference to Pre-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-1A (File No. 333-111662) filed on June 22, 2004.

(v) Administrative and Shareholder Services Agreement between Registrant and SACS (2015 and 2020 High Watermark Funds Class I shares) — Incorporated herein by reference to Post-Effective Amendment No. 14 to Registrant’s Registration Statement on Form N-1A (File No. 333-111662) filed on September 19, 2008.

(vi)(a) Administrative and Shareholder Services Agreement between Registrant and SACS (Alternative Strategies Fund Class W shares) — Incorporated herein by reference to Post-Effective Amendment No. 14 to Registrant’s Registration Statement on Form N-1A (File No. 333-111662) filed on September 19, 2008.

(vi)(b) Administrative and Shareholder Services Agreement between Registrant and SACS (SunAmerica Global Trends Fund Class W shares) — Incorporated herein by reference to Post-Effective Amendment No. 26 to Registrant’s Registration Statement on Form N-1A (File No. 333-111662) filed on May 26, 2011.

(vi)(c) Administrative and Shareholder Services Agreement between Registrant and SACS (SunAmerica Focused Alpha Growth Fund and SunAmerica Focused Alpha Large-Cap Fund Class W Shares) — Incorporated herein by reference to Post-Effective Amendment No. 29 to Registrant’s Registration Statement on Form N-1A (file No. 333-111662) filed on October 25, 2011.

(vii)(a) Expense Limitation Agreement by and among Registrant, SunAmerica Equity Funds, SunAmerica Income Funds, SunAmerica Series, Inc., SunAmerica Money Market Funds, Inc., SunAmerica Senior Floating Rate Fund, Inc. and SunAmerica — Incorporated herein by reference to Post-Effective Amendment No. 14 to Registrant’s Registration Statement on Form N-1A (File No. 333-111662) filed on September 19, 2008.

(vii)(b) Exhibit A to Expense Limitation Agreement, as amended — Incorporated herein by reference to Post-Effective Amendment No. 29 to Registrant’s Registration Statement on Form N-1A (file No. 333-111662) filed on October 25, 2011.

(vii)(c) Form of Fee Waiver Agreement between Registrant and SunAmerica — Incorporated herein by reference to Post-Effective Amendment No. 15 to Registrant’s Registration Statement on Form N-1A (File No. 33-111662) filed on February 27, 2009.

(vii)(d) Form of Fee Waiver Agreement between Registrant and SunAmerica (SunAmerica Global Trends Fund) — Incorporated herein by reference to Post-Effective Amendment No. 26 to Registrant’s Registration Statement on Form N-1A (File No. 333-111662) filed on May 26, 2011.

(vii)(e) Form of Fee Waiver Agreement between SunAmerica and Pelagos Capital® — Incorporated herein by reference to Post-Effective Amendment No. 15 to Registrant’s Registration Statement on Form N-1A (File No. 33-111662) filed on February 27, 2009.

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(vii)(f) Form of Fee Waiver Agreement between SunAmerica and Wellington Management — Incorporated herein by reference to Post-Effective Amendment No. 26 to Registrant’s Registration Statement on Form N-1A (File No. 333-111662) filed on May 26, 2011.

(viii) Appointment of Agent for Service of Process — Incorporated herein by reference to Post-Effective Amendment No. 15 to Registrant’s Registration Statement on Form N-1A (File No. 33-111662) filed on February 27, 2009.

(ix) Form of Indemnification Agreement between Registrant and each of the Independent Trustees — Incorporated herein by reference to Post-Effective Amendment No. 43 Registration Statement on N-1A (File No. 33-6502) of SunAmerica Income Funds filed on July 29, 2009.

(i)(i) Opinion of Counsel to Registrant — Incorporated herein by reference to Post-Effective Amendment No. 10 to Registrant’s Registration Statement on Form N-1A (File No. 333-111662) filed on February 28, 2008.

(ii) Opinion of Counsel to Registrant (Alternative Strategies Fund) — Incorporated herein by reference to Post-Effective Amendment No. 14 to Registrant’s Registration Statement on Form N-1A (File No. 333-111662) filed on September 19, 2008.

(iii) Opinion of Counsel to Registrant (Global Trends Fund) — Incorporated herein by reference to Post-Effective Amendment No. 29 to Registrant’s Registration Statement on Form N-1A (file No. 333-111662) filed on October 25, 2011.

(iv) Opinion of Counsel to Registrant (SunAmerica Focused Alpha Growth Fund and SunAmerica Focused Alpha Large-Cap Fund) — Incorporated herein by reference to Post-Effective Amendment No. 29 to Registrant’s Registration Statement on Form N-1A (file No. 333-111662) filed on October 25, 2011.

(v) Opinion of Counsel to Registrant (SunAmerica Income Explorer Fund) — Filed herewith.

(j)(i) Consent of Independent Registered Public Accounting Firm for the Registrant — To be filed by amendment.

(k) Not applicable.

(l) Not applicable.

(m)(i) Form of Amended and Restated Plan of Distribution pursuant to Rule 12b-1 (Class A shares) — Incorporated herein by reference to Post-Effective Amendment No. 29 to Registrant’s Registration Statement on Form N-1A (file No. 333-111662) filed on October 25, 2011.

(ii) Form of Amended and Restated Plan of Distribution pursuant to Rule 12b-1 (Class C shares) — Incorporated herein by reference to Post-Effective Amendment No. 29 to Registrant’s Registration Statement on Form N-1A (file No. 333-111662) filed on October 25, 2011.

(n)(i) Amended and Restated Rule 18f-3 Plan — Incorporated herein by reference to Post-Effective Amendment No. 12 to Registrant’s Registration Statement on Form N-1A (File No. 333-111662) filed on June 23, 2008.

(ii)Amended and Restated Rule 18f-3 Plan — Incorporated herein by reference to Post-Effective Amendment No. 38 to Registrant’s Registration Statement on Form N-1A (File No. 333-111662) filed on March 28, 2013.

(o) Reserved.

(p)(i) Code of Ethics of SunAmerica, SACS and Registrant — Incorporated herein by reference to Post-Effective Amendment No. 63 to Registration Statement on Form N-1A (File No. 333-111283) of SunAmerica Series, Inc. filed on December 23, 2010.

(ii) Code of Ethics for Trajectory - effective February 1, 2005 — Incorporated herein by reference to Post-Effective Amendment No. 9 to Registrant’s Registration Statement on Form N-1A (File No. 333-111662) filed on February 28, 2007.

(iii) Code of Ethics for Pelagos Capital® — Incorporated herein by reference to Post-Effective Amendment No. 14 to Registrant’s Registration Statement on Form N-1A (File No. 333-111662) filed on September 19, 2008.

(iv) Code of Ethics for Wellington Management — Incorporated herein by reference to Post-Effective Amendment No. 6 to Registration Statement on Form N-1A of SunAmerica Senior Floating Rate Fund, Inc. (File No. 333-32798) filed on April 29, 2011.

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(v) Code of Ethics for BAMCO — Incorporated herein by reference to Post-Effective Amendment No. 29 to Registrant’s Registration Statement on Form N-1A (file No. 333-111662) filed on October 25, 2011.

(vi) Code of Ethics for BlackRock — Incorporated herein by reference to Post-Effective Amendment No. 29 to Registrant’s Registration Statement on Form N-1A (file No. 333-111662) filed on October 25, 2011.

(vii) Code of Ethics for Marsico — Incorporated herein by reference to Post-Effective Amendment No. 29 to Registrant’s Registration Statement on Form N-1A (file No. 333-111662) filed on October 25, 2011.

(viii) Code of Ethics for Cohen & Steers — To be filed by amendment.

(q)(i) Power of Attorney — Incorporated herein by reference to Post-Effective Amendment No. 60 to Registration Statement on Form N-1A of SunAmerica Equity Funds, Inc. (File No. 33-8021) filed on January 28, 2013.

ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

The following management investment companies may be considered to be under common control with the Registrant:

Anchor Series Trust

SunAmerica Equity Funds

SunAmerica Series, Inc.

SunAmerica Income Funds

SunAmerica Money Market Funds, Inc.

SunAmerica Senior Floating Rate Fund, Inc.

Seasons Series Trust

SunAmerica Series Trust

In addition, the SunAmerica Alternative Strategies Cayman Fund Ltd. and the SunAmerica Global Trends Cayman Fund Ltd. are wholly owned subsidiaries of the SunAmerica Alternative Strategies Fund and the SunAmerica Global Trends Fund, respectively. The SunAmerica Alternative Strategies Cayman Fund Ltd. and the SunAmerica Global Trends Cayman Fund Ltd. are included in the consolidated financial statements of the SunAmerica Alternative Strategies Fund and the SunAmerica Global Trends Fund, respectively.

ITEM 30. INDEMNIFICATION.

Article VII, Section 3 of the Registrant’s Declaration of Trust provides as follows:

Section 3. Indemnification.

(a)         Subject to the exceptions and limitations contained in paragraph (b) below:

(i)             every person who is, has been, or becomes a Trustee or officer of the Trust (hereinafter referred to as a “Covered Person”) shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with the defense of any proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

(ii)          for purposes of this Section 3 and Section 5 of this Article VII below, “agent” means any Person who is, was or becomes an employee or other agent of the Trust who is not a Covered Person; “proceeding” means any threatened, pending or completed claim, action, suit or proceeding, whether civil, criminal, administrative or investigative (including appeals); and “liabilities” and “expenses” includes, without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and all other liabilities whatsoever.

(b)         No indemnification shall be provided hereunder to a Covered Person who shall have been adjudicated by a court or body before which the proceeding was brought (i) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or (ii) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust.

(c)          The Trust’s financial obligations arising from the indemnification provided herein or in the By-Laws may be insured by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person as to acts or omissions as a Covered Person and shall inure to the benefit of the

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heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Covered Persons, and other persons may be entitled by contract or otherwise under law.

(d)         Expenses in connection with the defense of any proceeding of the character described in paragraph (a) above shall be advanced by the Trust or Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust or Series if it is ultimately determined that he is not entitled to indemnification under this Section 3; provided, however, that, to the extent required under the 1940 Act, but only to such extent, either (i) such Covered Person shall have provided appropriate security for such undertaking, (ii) the Trust is insured against losses arising out of any such advance payments, or (iii) either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under Section 3.

(e)          Any repeal or modification of this Article VII or adoption or modification of any other provision of this Declaration of Trust inconsistent with this Article VII shall be prospective only to the extent that such repeal, modification or adoption would, if applied retrospectively, adversely affect any limitation on the liability of any Covered Person or indemnification or right to advancement of expenses available to any Covered Person with respect to any act or omission that occurred prior to such repeal, modification or adoption.

(f)           Notwithstanding any other provision of this Declaration of Trust to the contrary, any liability and/or expense against which any Covered Person is indemnified under this Section 3 and any advancement of expenses that any Covered Person is entitled to be paid under paragraph (d) above shall be deemed to be joint and several obligations of the Trust and each Series, and the assets of the Trust and each Series shall be subject to the claims of any Covered Person therefor under this Article VII; provided that any such liability, expense or obligation may be allocated and charged by the Trustees between or among the Trust and/or any one or more Series (and Classes thereof) in such manner as the Trustees in their sole discretion deem fair and equitable.

ITEM 31. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER.

The descriptions of SunAmerica, the Registrant’s investment adviser, under the heading “Fund Management” in the Prospectus and “Management of the Fund” in the Statement of Additional Information, constituting parts A and B, respectively, of this Post-Effective Amendment to the Registration Statement, are incorporated herein by reference.

Trajectory, Pelagos Capital®, Wellington Management, BAMCO, BlackRock, Marsico and Cohen & Steers, the subadvisers of certain of the series of the Registrant, are primarily engaged in the business of rendering investment advisory services. Reference is made to the recent Form ADV and schedules thereto on file with the Securities and Exchange Commission for a description of the names and employment of the directors and officers of the following advisers, and other required information:

File No.
Trajectory Asset Management LLC	801-62662
Pelagos Capital Management, LLC	801-69056
Wellington Management Company, LLP	801-15908
BAMCO, Inc.	801-29080
BlackRock Investment Management, LLC	801-56972
Marsico Capital Management, LLC	801-54914
Cohen & Steers Capital Management, Inc.	801-27721

The following chart provides the names of each director, officer or partner of SunAmerica and describes any other business, profession, vocation or employment of a substantial nature that each such person has been engaged during

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the last two fiscal years for his or her own account or in the capacity of director, officer, employee, partner or trustee.

Name	Adviser	Position with Adviser	Other positions held by directors, officers or partners of the Adviser

Peter A. Harbeck	SunAmerica	Director, President and Chief Executive Officer	Director, SunAmerica Capital Services, Inc. Director, SunAmerica Fund Services, Inc. Chairman, Advisor Group, Inc.

Jay S. Wintrob	SunAmerica	Director

Executive Vice President,

American International Group, Inc.*

Director, President & Chief Executive Officer, SAFG Retirement Services, Inc.*

Director & Chief Executive Officer, American General Life Insurance Company; Director & Chief Executive Officer, The United States Life Insurance Company in the City of New York;

Director, Advisor Group, Inc.*

Christine A. Nixon	SunAmerica	Director, Secretary

Senior Vice President, General Counsel & Secretary, SAFG Retirement Services, Inc.*

Director and Secretary, Advisor Group, Inc.*

Senior Vice President & Chief Legal Officer, American General Life Insurance Company

Senior Vice President & Chief Legal Officer, The United States Life Insurance Company in the City of New York

James Nichols	SunAmerica	Senior Vice President	Director, President, Chief Executive Officer, SunAmerica Capital Services, Inc.

John T. Genoy	SunAmerica	Senior Vice President, Chief Financial Officer, Chief Operating Officer	Vice President, SunAmerica Capital Services, Inc. Vice President, Chief Financial Officer & Controller, SunAmerica Fund Services, Inc.

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Name	Adviser	Position with Adviser	Other positions held by directors, officers or partners of the Adviser

Timothy P. Pettee	SunAmerica	Senior Vice President, Chief Investment Officer	None

Katherine Stoner	SunAmerica	Vice President, Chief Compliance Officer

Vice President, Deputy General Counsel and Secretary, The Variable Annuity Life Insurance Company (“VALIC”)* and Western National Life Insurance Company*

Vice President, VALIC Financial Advisors, Inc.* and VALIC Retirement Services Company*

Michael Cheah	SunAmerica	Senior Vice President	None

Donna M. Handel	SunAmerica	Senior Vice President	None

Steven Neimeth	SunAmerica	Senior Vice President	None

Gregory N. Bressler	SunAmerica	Senior Vice President, General Counsel and Assistant Secretary	None

Janet Walsh	SunAmerica	Senior Vice President	None

David E. Ballard	SunAmerica	Senior Vice President, Group Chief Technology Officer, Division Chief Information Officer	None

Daniel Lew	SunAmerica	Senior Vice President	None

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Name	Adviser	Position with Adviser	Other positions held by directors, officers or partners of the Adviser

Stephen Maginn	SunAmerica	Senior Vice President	Director, SunAmerica Capital Services, Inc.

Kara Murphy	SunAmerica	Senior Vice President	None

John Packs	SunAmerica	Senior Vice President	None

Brendan Voege	SunAmerica	Senior Vice President	None

James Joyce	SunAmerica	Vice President	None

Chris Kagaoan	SunAmerica	Vice President	None

Julie Cowart	SunAmerica	Vice President	None

Jay Merchant	SunAmerica	Vice President	None

Kei Yamamoto	SunAmerica	Vice President	None

Jayme Lisieski	SunAmerica	Vice President	None

William Barrett III	SunAmerica	Vice President	None

Michael Beaulieu	SunAmerica	Vice President	None

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Name	Adviser	Position with Adviser	Other positions held by directors, officers or partners of the Adviser

John Smith, Jr.	SunAmerica	Assistant Vice President	None

Frank Curran	SunAmerica	Vice President, Controller	Vice President, Controller, Financial Operation Principal, Chief Financial Officer and Treasurer, SunAmerica Capital Services, Inc.

William T. Devanney, Jr.	SunAmerica	Vice President

Vice President, Tax, SAFG Retirement Services, Inc.

Vice President, SunAmerica Annuity and Life Assurance Company

Vice President, SunAmerica Life Insurance Company

Senior Vice President, SunAmerica Retirement Markets Division — The United States Life Insurance Company in the City of New York

Kathleen Fuentes	SunAmerica	Vice President	None

John McLean	SunAmerica	Vice President	None

Thomas Bennett	SunAmerica	Vice President	President, SunAmerica Fund Services, Inc.

Nori L. Gabert	SunAmerica	Vice President	None

Gregory Kingston	SunAmerica	Vice President	None

George Mitrica	SunAmerica	Vice President	None

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Name	Adviser	Position with Adviser	Other positions held by directors, officers or partners of the Adviser

Iris Mojica	SunAmerica	Vice President	None

James Monaghan	SunAmerica	Vice President	None

Andrew Sheridan	SunAmerica	Vice President	None

Andrew Doulos	SunAmerica	Vice President	None

John Halpin	SunAmerica	Vice President	None

Chad Palumbo	SunAmerica	Vice President	None

Douglas A. Loeffler	SunAmerica	Vice President	None

Sarah Kallok	SunAmerica	Assistant Vice President	None

John Smith, Jr.	SunAmerica	Assistant Vice President	None

Keith Roach	SunAmerica	Assistant Vice President	None

Miriam Gonzalez	SunAmerica	Assistant Vice President	None

Shawn Parry	SunAmerica	Assistant Vice President	None

Diedre Shepherd	SunAmerica	Assistant Vice President	None

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Name	Adviser	Position with Adviser	Other positions held by directors, officers or partners of the Adviser

Christopher Okeke	SunAmerica	Assistant Vice President	None

John Smith	SunAmerica	Assistant Vice President	None

Virginia N. Puzon	SunAmerica	Assistant Secretary

Director — Corporate Legal Affairs and Assistant Secretary, SAFG Retirement Services, Inc.

Assistant Secretary, Advisor Group, Inc., American General Life Insurance Company, First SunAmerica Life Insurance Company

Matthew J. Hackethal	SunAmerica	Chief Compliance Officer	None

* Principal Business Addresses:

American International Group, Inc., 70 Pine Street, New York, NY 10270

SAFG Retirement Services, Inc., 1 SunAmerica Center, Los Angeles, CA 90067

Advisor Group, Inc., One World Financial Center, New York, NY 10281,

2300 Windy Ridge Parkway, Suite 1100, Atlanta, GA 30339,

2800 N. Central Ave. Ste. 2100, Phoenix, AZ 85004-1072

American General Life Insurance Company, 2727-A Allen Parkway, Houston, TX 77019-2191

The United States Life Insurance Company in the City of New York, One World Financial Center, 200 Liberty Street, New York, NY 10281

Reference is also made to the caption “Fund Management” in the Prospectus constituting Part A of the Registration Statement and “Manager, Adviser, Personal Securities Trading, Distributor and Servicing Agent” and “Trustees and Officers” in the Statement of Additional Information constituting Part B of the Registration Statement.

ITEM 32. PRINCIPAL UNDERWRITERS.

(a) The principal underwriter of the Registrant also acts as principal underwriter for:

SunAmerica Income Funds

SunAmerica Equity Funds

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SunAmerica Money Market Funds, Inc.

SunAmerica Series, Inc.

SunAmerica Series Trust

SunAmerica Senior Floating Rate Fund, Inc.

(b) The following persons are the officers and directors of SunAmerica Capital Services, Inc., the principal underwriter of Registrant’s shares:

Name and Principal Business Address	Position with Underwriter	Position with Registrant
Peter A. Harbeck Harborside Financial Center 3200 Plaza 5 Jersey City, NJ 07311	Director	Trustee

James Nichols Harborside Financial Center 3200 Plaza 5 Jersey City, NJ 07311	Director, President and Chief Executive Officer	Vice President

Rebecca Snider Harborside Financial Center’ 3200 Plaza 5 Jersey City, NJ 07311	Chief Compliance Officer	None

Stephen Maginn 21650 Oxnard St Woodland Hills, CA 91367	Director and Chief Distribution Officer	None

Frank P. Curran Harborside Financial Center 3200 Plaza 5 Jersey City, NJ 07311	Vice President, Controller, Financial Operations Principal, Chief Financial Officer and Treasurer	None

Mallary L. Reznik	Vice President	None

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Name and Principal Business Address	Position with Underwriter	Position with Registrant
John T. Genoy	Vice President	President

Chris A. Nixon	Secretary	None

Virginia N. Puzon	Assistant Secretary	None

(c) Not applicable.

ITEM 33. LOCATION OF ACCOUNTS AND RECORDS.

SunAmerica, Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992 or an affiliate thereof, will maintain physical possession of each such accounts, books or other documents of Registrant, except for those maintained by Registrant’s custodian, State Street Bank and Trust Company, 1776 Heritage Drive, North Quincy, MA 02171, and its affiliate, Boston Financial Data Services, P.O. Box 419572, Kansas City, MO 64141-6572. SunAmerica also maintains records at 2929 Allen Parkway, Houston, Texas 77019, Trajectory Asset Management LLC, 780 Third Avenue, 32nd Floor, New York, NY 10017, Pelagos Capital Management, LLC, One International Place, 14th Floor, Boston, MA 02110, Wellington Management Company, LLP, 280 Congress Street, Boston, MA 02210, BAMCO, 767 5th Avenue, 49th Floor, New York, NY 10153, Marsico, 1200 17th Street, Suite 1600, Denver, CO 80202, BlackRock, 800 Scudders Mill Road, Plainsboro, NJ 08536 and  Cohen & Steers, 280 Park Avenue, 10th Floor, New York, NY 10017-1216.

ITEM 34. MANAGEMENT SERVICES.

Not applicable.

ITEM 35. UNDERTAKINGS.

The following undertakings relate solely to the Funds as an individual series of the Trust. Any filing, notice or other action required by the following undertakings shall be limited in all respects to the Funds and any action taken by the Trust, on behalf of the Funds, shall be limited to the Funds and shall not require any action to be taken by any other series of the Trust. Capitalized terms used in these undertakings and not otherwise defined, have the respective meanings assigned to them in the Prospectus, which is a part of this Registration Statement.

1.              During the Investment Period, the Registrant hereby undertakes to promptly supplement the Prospectus and mail notices to current shareholders after the happening of significant events related to the Put Agreement. These significant events include (i) the termination of the Put Agreement; (ii) the insolvency of Prudential Financial or PGF; (iii) a default under the Put Agreement which has a material adverse effect on the shareholders’ right to receive the Protected High Watermark Value; or (iv) a reduction in the credit rating of Prudential Financial’s long-term debt securities as issued by Standard & Poor’s Corporation (or its successors) or Moody’s Investors Service, Inc. (or its successors) to BBB-or lower or Baa3 or lower, respectively. Prudential Financial’s long-term senior debt is rated Baa2(Moody’s)/A (S&P) as of February 6, 2013.

2.              If at any time during the Investment Period during which the Registrant is required to file amendments to its registration statement with respect to the Funds under the Investment Company Act of 1940, as amended (the “1940 Act”), Prudential Financial (or such successors or substituted entities) ceases to file periodic reports pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Registrant hereby undertakes to update its registration statement on an annual basis under the 1940 Act to include updated audited financial statements for Prudential Financial (or any successors or substituted entities thereto) covering the periods that would otherwise have been required by Form 10-K under the Exchange Act. Further, the Registrant undertakes under such circumstances to include as an exhibit to its registration statement as it relates to the

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Funds, the consent of the independent auditors of Prudential Financial (or such successors or substituted entities), as applicable, regarding such reports.

3.              During the Investment Period, the Registrant hereby undertakes to include in the Registrant’s annual and semiannual report to shareholders with respect to the Funds an offer to supply the most recent annual and/or quarterly report of Prudential Financial and PGF or their successors to the Put Agreement, respectively, free of charge, upon a shareholder’s request.

4.              The Registrant hereby undertakes to update its registration statement on an annual basis under the 1940 Act with respect to the Funds to incorporate by reference the annual report on Form 10-K or include the audited financial statements covering the periods that would otherwise have been required by Form 10-K for each of (i) PGF; (ii) Prudential Financial; (iii) PGF’s and Prudential Financial’s successors to the Put Agreement, as applicable; or (iv) any entity which is replaced or substituted for PGF or Prudential Financial under a new put agreement or financial warranty agreement or the existing Put Agreement. PGF has represented to Registrant that its audited financial statements to be included in Registrant’s registration statement, as it may be amended from time to time, have been and will be prepared in accordance with Regulation S-X and U.S. GAAP, as if PGF was required to file Form 10-K under the Exchange Act. Further, the Registrant undertakes under such circumstances to include as an exhibit to its registration statement as it relates to the Funds, the consent of the independent auditors of each of Prudential Financial and PGF (or such successors or substituted entities), as applicable, regarding such reports.

5.              In the event the Registrant enters into a new put agreement or financial warranty agreement with an entity other than PGF or Prudential Financial (“Substitute Put Provider”), and such Substitute Put Provider files Forms 10-K under the Exchange Act then Registrant hereby undertakes to incorporate by reference in its Statement of Additional Information on an annual basis under the 1940 Act updated audited financial statements for the Substitute Put Provider included in such Forms 10-K under the Exchange Act. In the event that at any time during the Investment Period during which the Registrant is required to file amendments to its Registration Statement under the 1940 Act the Substitute Put Provider ceases to file a Form 10-K pursuant to the Exchange Act or if any other Substitute Put Provider is not required to file a Form 10-K pursuant to the Exchange Act, the Registrant undertakes to update its Registration Statement on an annual basis under the 1940 Act to include updated audited financial statements for the then-current Substitute Put Provider (or any successors or substituted entities thereto) and will obtain a representation from said Substitute Put Provider (or any successors or substituted entities thereto) that its audited financial statements provided to Registrant for inclusion in Registrant’s Registration Statement, as it may be amended from time to time, have been and will be prepared in accordance with Regulation S-X and U.S. GAAP covering the periods that would be required if the Substitute Put Provider was required to file Form 10-K under the Exchange Act. Any Substitute Put Provider’s audited financial statements will also be incorporated by reference in Registrant’s Statement of Additional Information. Further, the Registrant undertakes under any circumstances described in this paragraph to include as an exhibit to its Registration Statement as it relates to the Registrant, the consent of the independent auditors of the Substitute Put Provider (or such successors or substituted entities), as applicable, regarding such financial statements.

6.              The Registrant hereby undertakes to update its registration statement to include as an exhibit the executed Put Agreement (excluding those provisions that may be omitted pursuant to an order granting confidential treatment of information pursuant to Rule 406 under the Securities Act of 1933) after it has been issued by PGF.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it has duly caused this Post-Effective Amendment No. 39 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Jersey City, and the State of New Jersey, on the 12th day of April 2013.

SUNAMERICA SPECIALTY SERIES (Registrant)

By :	/s/ John Genoy

John Genoy

President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 39 to the Registrant’s Registration Statement on Form N-1A has been signed by the following persons in the capacities and on the date indicated:

Signatures	Titles	Date

*	Trustee	April 12, 2013
Peter A. Harbeck

/s/ Donna M. Handel	Treasurer (Principal Financial	April 12, 2013
Donna M. Handel	and Accounting Officer)

*	Trustee	April 12, 2013
Richard W. Grant

*	Trustee	April 12, 2013
Stephen J. Gutman

*	Trustee	April 12, 2013
William F. Devin

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	*	Trustee	April 12, 2013
Dr. Judith L. Craven

	*	Trustee	April 12, 2013
William J. Shea

	/s/ John Genoy	President (Principal Executive Officer)	April 12, 2013
John Genoy

*By:	/s/ John E. McLean		April 12, 2013
John E. McLean Attorney-in-Fact

* Pursuant to a power of attorney previously filed.

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Exhibit Index

Ex. Number	Description
(a)(viii)	Amended and Restated Schedule A to the Declaration of Trust
(i)(v)	Opinion of Counsel to Registrant (SunAmerica Income Explorer Fund)

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